GREENBERG TRAURIG, LLP
                            2700 Two Commerce Square
                               2001 Market Street
                             Philadelphia, PA 19103
                                 (215) 988-7800

                                                    Terrance James Reilly, Esq.
                                                   Direct Dial:  (215) 988-7815
                                                    E-mail:  reillyte@gtlaw.com


                                      February 11, 2004


VIA EDGAR TRANSMISSION

U.S. Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549

      Re:  The World Funds, Inc.
           SEC File Nos. 333-111391/811-8255

Ladies and Gentlemen:

      On behalf of The World Funds, Inc. (the "Company"), attached herewith for filing pursuant to Rule 488 under the Securities Act of 1933, as amended (the "1933 Act"), please find Pre-Effective Amendment No. 2 to the Company's Registration Statement on Form N-14 ("PEA No. 2"). PEA No. 2 is being filed in connection with the reorganization of Old Dominion Investor's Trust, Inc. into The New Market Fund, a series of shares of the Company. PEA No. 2 is expected to become effective on March 13, 2003 pursuant to Rule 488 under the 1933 Act. However, the Company anticipates filing, under separate cover, an acceleration request. It is proposed that PEA No. 2 become effective on February 27, 2004, and the Company is willing to work with the Division of Investment Management towards this goal.

      PEA No. 2 is being filed to: (i) update certain financial information;
(ii) incorporate by reference the Prospectuses and Statements of Additional Information for each fund; (iii) incorporate by reference the Annual Report dated August 31, 2003 for each fund; (iv) respond to the comments of the Division of Investment Management; (v) make certain other non-material changes; and (vi) add appropriate exhibits, opinions and consents.

      Questions concerning PEA No. 2 may be directed to Terrance James Reilly at
(215) 988-7815, or in his absence, Steven M. Felsenstein at (215) 988-7837.


                                Very truly yours,


                               /s/ Terrance James Reilly
                               Terrance James Reilly




cc:   Mary A. Cole
      Steven M. Felsenstein
      John Pasco, III

As filed with the U.S. Securities and Exchange Commission on February 11, 2004.
                                                    Registration No. 333-111391
                                                               File No. 811-8255


                                    FORM N-14

                    U.S.    SECURITIES AND EXCHANGE COMMISSION Washington, D.C.
                            20549

                                    FORM N-14

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


[X] Pre-Effective Amendment No. 2    [__] Post-Effective Amendment No. ____

--------------------------------------------------------------------------------

Exact Name of Registrant as Specified  Area Code and Telephone Number:
In Charter:

THE WORLD FUNDS, INC.                          (800) 527-9525
--------------------------------------------------------------------------------

Address of Principal Executive Offices:  (Number, Street, City, State, Zip
Code)

1500 Forest Avenue, Suite 223, Richmond, Virginia  23229
--------------------------------------------------------------------------------

Name and Address of Agent for Service:                 Approximate Date of
                                                       Proposed Public Offering:

                                                       As soon as practicable
Steven M. Felsenstein, Esq., Greenberg Traurig, LLP    after the effective date
2001 Market Street, Two Commerce Square                of this Registration
Philadelphia, PA  19103                                Statement.
-----------------------------------------------------------------------------
(Number and Street)          (City) (State)    (Zip Code)


It is proposed that this filing will become effective on March 13, 2004 pursuant to Rule 488 under the Securities Act of 1933.


Title of Securities Being Registered

Shares of Common Stock, $0.01 Par Value
--------------------------------------------------------------------------------
No filing fee is required because an indefinite number of shares have previously been registered on Form N-1A by Registrant (Registration Nos.
333-29289/811-8255) pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

                       OLD DOMINION INVESTORS' TRUST, INC.

Dear Shareholder:

Enclosed is a Notice of a Special Meeting of Shareholders (the "Special Meeting") of Old Dominion Investors' Trust, Inc. ("Old Dominion"). The Special Meeting has been called for _______________, 2004 at _____ [a.m./p.m.], at the offices of _________________, located at ________________________. The accompanying Combined Proxy Statement/Prospectus describes a proposal to reorganize Old Dominion. To avoid having Old Dominion incur the expense and delay of further solicitations, we ask you to give your prompt attention to this proposal, and vote by sending in the enclosed proxy card.

This material addresses a matter of great importance to all of the shareholders of Old Dominion. Old Dominion appreciates the confidence that you have placed in it and in the investment adviser, and has sought to earn your support. However, the Board of Directors of Old Dominion have come to believe that the shareholders' interests would be better served if Old Dominion combined with and become a part of the New Market Fund ("New Market"), a series of The World Funds, Inc., another open-end investment management company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), in a transaction structured as a tax-free reorganization. The Board is recommending that the shareholders of Old Dominion consider and approve an Agreement and Plan of Reorganization (the "Reorganization Agreement"). A copy of the Reorganization Agreement is attached to the Combined Proxy Statement/Prospectus as Exhibit A.

The attached Combined Proxy Statement/Prospectus describes the Reorganization Agreement involving Old Dominion and New Market, and explains the similarities and differences between the two funds. If the reorganization is approved and completed as proposed in the Reorganization Agreement, substantially all of the assets and known liabilities of Old Dominion would be transferred to New Market, and you will receive Class A Shares of New Market in exchange for your Old Dominion shares. Immediately following the reorganization, the dollar value of your account will be the same as it was immediately before the reorganization. You will not be required to recognize any gain or loss on the exchange for federal income tax purposes. After the reorganization occurs, Old Dominion will be de-registered under the 1940 Act and will be dissolved under state law

Please read the enclosed Combined Proxy Statement/Prospectus carefully and cast your vote by completing and returning the enclosed proxy card. To help avoid additional expense, be sure to vote promptly. If you have any questions, please call us at _____________________. We will be glad to help you. Please take the time to review this document and vote now. If you determine at a later date that you wish to attend this meeting, you may revoke your proxy and vote in person.

Thank you for your attention to this matter.

Sincerely,


James F. Hope
--------------------
President and Director

                       Old Dominion Investors' Trust, Inc.
                                 110 Bank Street
                                Suffolk, VA 23434


                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                       OLD DOMINION INVESTORS' TRUST, INC.

                     To Be Held On ______________ ____, 2004

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of Old Dominion Investors' Trust, Inc. ("Old Dominion") will be held at the offices of _____________________ on ____________ ____, 2004, at
_____ [a.m./p.m.] (Eastern time) for the following reasons:


   1. To consider and vote on a proposal to approve an Agreement and Plan of Reorganization providing for: (a) the transfer of substantially all of the assets and known liabilities of Old Dominion to the New Market Fund, a series of The World Funds, Inc., another open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), in exchange for Class A Shares of the New Market Fund;
      (b) the distribution of such Class A Shares of the New Market Fund to the shareholders of Old Dominion in connection with its liquidation; and (c) the dissolution under state law and the de-registration under the 1940 Act of Old Dominion.


   2. To transact any other business as may properly come before the Special Meeting or any adjournment thereof.

The transaction contemplated by the Agreement and Plan of Reorganization is described in the attached Combined Proxy Statement/Prospectus. A copy of the Agreement and Plan of Reorganization is attached as Exhibit A. A Prospectus for the New Market Fund's Class A Shares and an Annual Report for the New Market Fund for its fiscal year ended August 31, 2003 accompany this Combined Proxy Statement/Prospectus.

Shareholders of record as of the close of business on _______________ ____, 2004, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS SPECIAL MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID, RETURN ENVELOPE. YOUR PROMPT RESPONSE WILL HELP TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY.

                               By Order of the Board of Directors
                          Cabell B. Birdsong, Secretary
                          Suffolk, Virginia

February ___, 2004

The Board of Directors urges you to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid return envelope. It is important that you return your signed proxy promptly so that a quorum may be ensured. If you attend the meeting, you may vote your shares in person.

                       COMBINED PROXY STATEMENT/PROSPECTUS

                              Dated February, 2004


This Combined Proxy Statement/Prospectus is being furnished to you by the Board of Directors (the "Board") of Old Dominion Investors' Trust, Inc. ("Old Dominion"), a registered open-end investment company, for use at a Special Meeting of Shareholders of Old Dominion to be held at _____[a.m./p.m.] Eastern time on _________________________, at the offices of
________________________________________________________(the "Special Meeting").
This Combined Proxy Statement/Prospectus is first being mailed to shareholders of Old Dominion on or about February __, 2004.

The purpose of the Special Meeting is to consider and vote on a proposal to approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") involving Old Dominion and the New Market Fund ("New Market"), a series of The World Funds, Inc. ("TWF"), another registered open-end investment management company. A copy of the Reorganization Agreement is attached hereto as Exhibit A.

Pursuant to the Reorganization Agreement, New Market will acquire substantially all of the assets and known liabilities of Old Dominion. In exchange, New Market will issue to Old Dominion, Class A Shares of New Market having an aggregate net asset value equal to the aggregate value of Old Dominion assets so transferred, less the Old Dominion liabilities so assumed. The Class A Shares of New Market received by Old Dominion in the transaction will then be distributed pro rata to shareholders of Old Dominion, and Old Dominion's operations will be discontinued. Old Dominion then will be permanently dissolved. It is expected that the dollar value of each Old Dominion shareholder's account in New Market immediately after this proposed transaction (the "Reorganization") will be the same as the dollar value of such shareholder's account in Old Dominion immediately prior to the Reorganization.

It is the intention of the parties that the Reorganization would qualify for treatment as a tax-free reorganization, so that shareholders of Old Dominion will not have to recognize any gain or loss due to the exchange of shares in the Reorganization. No sales charge or commission, or redemption fee will be imposed upon the New Market shares issued, or on the Old Dominion shares surrendered, in the Reorganization. The Class A Shares of New Market that shareholders of Old Dominion receive in exchange for their shares of Old Dominion will not be subject to any deferred sales charge upon their redemption.

The principal executive office of TWF and New Market is located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229; telephone number: (800) 527-9525. The principal executive office of Old Dominion is located at 110 Bank Street, Suffolk, Virginia 23434; telephone number: (757) 539-2396.

New Market currently offers three classes of shares. One class, the Class A Shares, is the class that will be issued to Old Dominion's shareholders in the Reorganization. New Market is currently conducting investment operations as described in this Combined Proxy Statement/Prospectus.

This Combined Proxy Statement/Prospectus sets forth concisely information that shareholders of Old Dominion should know before voting on the Reorganization Agreement and the Reorganization. It also constitutes an offering of the Class A Shares of New Market. Please read this Combined Proxy Statement/Prospectus carefully and retain it for future reference.

A Statement of Additional Information dated February __, 2004 relating to this Combined Proxy Statement/ Prospectus (the "Reorganization SAI") has been filed with the U.S. Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated herein by reference. Copies of the Reorganization SAI may be obtained without charge by writing to or calling Old Dominion at the address or phone number shown above.

The Prospectus and Statement of Additional Information of the Class A Shares of New Market, each dated January 2, 2004 (the "New Market Prospectus" and the "New Market SAI," respectively), and the Annual Report to Shareholders of New Market for the year ended August 31, 2003, have been filed with the Commission and are incorporated by reference herein. The New Market Prospectus and Annual Report accompany this Combined Proxy Statement/Prospectus. The New Market SAI may be obtained without charge by writing to or calling TWF at the above address or telephone number.

The Prospectus and Statement of Additional Information of Old Dominion, each dated December 29, 2003 (the "Old Dominion Prospectus" and the "Old Dominion SAI," respectively), and the Annual Report to Shareholders of Old Dominion for the year ended August 31, 2003, have been filed with the Commission and are incorporated by reference herein. Each of these documents may be obtained without charge by writing or calling Old Dominion at the address and phone number shown above.

YOUR VOTE IS IMPORTANT. PLEASE CALL __________________ IF YOU HAVE ANY
QUESTIONS
ABOUT THIS COMBINED PROXY STATEMENT/PROSPECTUS OR THE ENCLOSED PROXY. YOU MAY VOTE BY MAIL, IN PERSON OR BY FACSIMILE AT _____________________.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE NEW MARKET CLASS A SHARES TO BE ISSUED IN THE REORGANIZATION OR DETERMINED IF THIS COMBINED PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. TO STATE OTHERWISE IS A CRIME.

                                TABLE OF CONTENTS


SUMMARY
      Introduction
      The Reorganization Agreement
      Reasons for the Proposed Reorganization
      Federal Tax Consequences

COMPARISON OF THE FUNDS
      Investment Objective
      Investment Strategies
      Comparative Fee and Expense Tables
      Purchase Information

RISKS

PERFORMANCE OF NEW MARKET

HOW ARE INCOME AND GAINS OF THE FUNDS DISTRIBUTED?

TAXATION

ORGANIZATION AND MANAGEMENT

OTHER SERVICE PROVIDERS

APPROVAL OF THE REORGANIZATION AGREEMENT
      Description of the Reorganization Agreement
      Portfolio Securities
      Expenses of the Transaction
      Tax Considerations
      Capitalization Tables

OWNERSHIP OF FUND SHARES

VOTING INFORMATION

MISCELLANEOUS
      Financial Statements and Experts
      Other Matters
      Available Information
      Litigation
      Shareholder Inquiries

                                     SUMMARY

This Combined Proxy Statement/Prospectus is being furnished to the shareholders of Old Dominion in connection with the solicitation of proxies by the Board of Directors of Old Dominion to be used at a Special Meeting of Shareholders of Old Dominion to be held on ___________, 2004 at _____[a.m./p.m.] Eastern time, at the offices of ________________________________. The purpose of the Special Meeting is to consider and vote on the Reorganization Agreement and the Reorganization it describes.

The following is a summary of certain information contained elsewhere in this Combined Proxy Statement/Prospectus (including the Reorganization Agreement attached hereto as Exhibit A), as well as in the New Market Prospectus, which accompanies this Combined Proxy Statement/Prospectus and is incorporated by reference herein. The New Market Prospectus describes the investment objective and principal strategies of New Market and provides information about the shareholder fees and operating expenses of, management and other services provided to, and the procedures for the purchase and redemption of Class A Shares of New Market. This summary is not intended to be complete and is qualified in all respects by reference to the more detailed information appearing elsewhere in this Combined Proxy Statement/Prospectus, the Reorganization Agreement and the New Market Prospectus.

INTRODUCTION

Shareholders of Old Dominion will be asked at the Special Meeting to approve the Reorganization Agreement and the Reorganization it describes, as discussed in more detail in this Combined Proxy Statement/Prospectus. If approved, the Reorganization is expected to be completed as of the close of business on or about _______________, or such other date as the parties may determine (the "Closing Date"), assuming that all conditions to closing have been satisfied. New Market is a series of TWF, a Maryland corporation organized in May, 1997. TWF is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment adviser for New Market is The London Company of Virginia ("TLC") and its distributor is First Dominion Capital Corp.

Old Dominion is a registered open-end management investment company organized as a Virginia corporation. Investors' Security Co., Inc. ("ISC") has been employed by Old Dominion as its manager and investment adviser to supervise the investments of Old Dominion and in that capacity is responsible for developing and implementing an investment strategy and program designed to achieve the investment objective of Old Dominion and to select stocks for purchase and disposition on a day-to-day basis consistent with that investment strategy and program. Investors Security Co., Inc. is also the distributor for Old Dominion.

THE REORGANIZATION AGREEMENT

The Reorganization Agreement describes the essential terms of the proposed Reorganization. A complete copy is attached as Exhibit A. Pursuant to the Reorganization Agreement, New Market will acquire substantially all of the assets and known liabilities of Old Dominion. In exchange, New Market will issue to Old Dominion, Class A Shares of New Market having an aggregate net asset value equal to the aggregate value of Old Dominion assets so acquired, less the Old Dominion liabilities so assumed. Old Dominion will then immediately make a pro rata distribution of such New Market Class A Shares to the Old Dominion shareholders. As a result of the Reorganization, each Old Dominion shareholder will receive the number of full and fractional Class A Shares of New Market that are equal in value to that shareholder's pro rata interest in the net assets transferred to New Market as of the close of business on the Closing Date. As a result, the shareholders of Old Dominion will become shareholders of New Market. It is expected that the value of each shareholder's account in New Market immediately after the Reorganization will be the same as the value of that shareholder's account in Old Dominion immediately prior to the Reorganization.

Old Dominion shareholders will not pay any sales load or sales commissions on the New Market Class A Shares they receive in the Reorganization or on the Old Dominion shares they surrender in the Reorganization. It is the intention of the parties that the Reorganization would qualify for treatment as a tax-free reorganization, so that shareholders of Old Dominion will not have to recognize any gain or loss due to the exchange of shares in the Reorganization.

At or following the distribution of the Class A Shares of New Market to Old Dominion shareholders, Old Dominion will satisfy any of its liabilities that are not assumed by New Market, and its operations will be discontinued. Old Dominion will be de-registered under the 1940 Act and will be dissolved under the Virginia Stock Corporation Act.

REASONS FOR THE PROPOSED REORGANIZATION

The current investment adviser to Old Dominion is Investors' Security Company, Inc. ISC recently advised the Board that it wanted to engage in an internal reallocation of its resources. To that end, it wanted to be able to devote more of its own resources to "pure" investment management mandates, while having less direct contact with broader management functions associated with acting as the primary investment manager of a registered investment company. ISC also noted that the same officer has served as the portfolio manager for Old Dominion since 1964. While ISC indicated that it had considered continuing to provide investment advice to Old Dominion, it had concluded that a smooth transition would provide a better means of reducing its administrative role in the operation of Old Dominion while providing for future continuity of operations.

The Board then considered alternatives available to the Board and the shareholders to respond to the concerns raised by ISC. The Board recognized that the determining factor should be the benefit of each alternative to the shareholders, weighed against the costs and risks of the alternatives. For the reasons described below, the Board reached a preliminary conclusion that the best alternative for the shareholders at this time would be either to combine Old Dominion with a fund that has an investment objective compatible with the present investment goals of shareholders and a prospect for stronger future performance, or to liquidate and discontinue Old Dominion. Taking into account the continuing investment goals of shareholders, tax issues, and other factors, and the willingness of ISC to assume a reduced role in operating Old Dominion, the Board ultimately determined that the interests of Old Dominion shareholders would be best served by the proposed Reorganization with a fund that would reflect the Board's current understanding of the investment goals of Old Dominion's shareholders.

The Board then directed the officers to identify and evaluate candidate funds for this purpose. The officers reported, and the Board has concluded, that investment by Old Dominion shareholders in a fund that seeks long-term growth of capital through investments in common stocks and securities convertible into common stocks of companies perceived by that fund's adviser to have strong prospects for future growth is consistent with the investment results that now are sought by investors in Old Dominion. This was considered to reflect changes in the current goals of investors, changes in the current markets, and other factors. After further review and analysis, the officers presented the Board with the proposal to implement the Reorganization with New Market. Among others, the factors that the Board of Directors of Old Dominion found most persuasive in determining that the Reorganization is in the best interests of the shareholders of Old Dominion include:

o The strong reputation of The World Funds, Inc. and First Dominion Capital Corp. in developing and marketing a broad range of financial products and services to the investing public directly and through other financial representatives;

o A perception that New Market has a strong prospect for future growth, including the growth resulting from the prospective addition of the assets of Old Dominion to its portfolio, that should enable New Market to spread its fixed cost over a larger base of assets and thereby reduce its operating expense ratio for both existing and new shareholders;


o The total fees and expenses of the Class A Shares of New Market, after fee waivers and expense reimbursements, were less than the total fees and expenses of Old Dominion. The Directors did note that the management fees of Old Dominion were less than the management fees of New Market; however, it also considered that, as noted above, the total annual operating expenses of the Class A Shares of New Market would be considerably less than the total annual operating expenses of Old Dominion;


o The relatively strong performance of New Market and a recognition that its total net return to shareholders has been significantly superior to that of Old Dominion;

o A stronger sense of confidence in the potential for the investment strategy and program of New Market to generate acceptable returns;

o The willingness of ISC to continue to consult without compensation with the investment adviser to the surviving entity following the Reorganization, and the cooperation of the investment adviser to New Market in offering its support to such an arrangement;

o The Board's assessment that alternatives to the Reorganization either were not readily attainable or proved less desirable than the Reorganization.

For these and other reasons, the Board of Directors of Old Dominion, including all of the Directors who are not "interested persons" of Old Dominion (as that term is defined in the 1940 Act), have concluded that the Reorganization is in the best interests of the shareholders of Old Dominion.

THE BOARD OF DIRECTORS OF OLD DOMINION RECOMMEND THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE REORGANIZATION AGREEMENT AND THE REORGANIZATION.

The Board of Directors of TWF also approved the Reorganization. The Board of Directors of TWF believe the Reorganization, which will increase the current asset base of New Market, taken together with anticipated future growth, will present the opportunity for economies of scale that in turn may lower annual fund operating expenses in the future.

FEDERAL TAX CONSEQUENCES


It is the intent of the parties that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Assuming the Reorganization so qualifies, no gain or loss will be recognized for federal income tax purposes by the shareholders of Old Dominion or New Market as a result of the Reorganization. Greenberg Traurig, LLP, counsel to TWF, will issue an opinion, based upon certain assumptions, as of the Closing Date of the Reorganization that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. TWF and Old Dominion have not sought a tax ruling from the Internal Revenue Service (the "IRS") but are acting in reliance of the opinion discussed above. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences to them, including state and local income taxes.


                             COMPARISON OF THE FUNDS

INVESTMENT OBJECTIVE:

Old Dominion -- Income. Long-term growth of capital is a secondary objective.

New Market -- Long-term growth of capital.

INVESTMENT STRATEGIES:
-----------------------------------------------------------------
Old Dominion -- Old Dominion's            New  Market  --  Under   normal
principal investment strategies           circumstances,  the  Fund  will
include:                                  invest  at least 65% of its net
                                          assets in common stocks or securities
                                          convertible into common stocks, such
                                          as warrants, convertible bonds,
                                          debentures or convertible preferred
                                          stock.
o     Investing in common stock
      listed on the New York
      Stock Exchange. Old
      Dominion's investment
      policies do not presently
      permit investments in
      stocks that are not
      listed on the New York or
      American Stock Exchange.


o     Old Dominion's investment
      policies limit the
      investments in stocks
      to stocks that have
      paid continuous
      dividends for at least
      ten years. This tends
      to limit the stock
      investments to
      companies with
      relatively large
      capitalizations.

 o    Writing covered call
      options on a portion of
      the securities portfolio
      when management believes
      that the potential for
      further appreciation in
      those portfolio stocks is
      limited.

o Writing put options on a portion of the securities portfolio when management believes that the potential for a decline in those portfolio stocks is limited.

In selecting the stocks in which Old Dominion will invest or sell, ISC attempts to diversify the portfolio, adhering to the investment policy that provides that no more than 25% of the portfolio value may be concentrated in a single industry. ISC attempts to identify sectors in which it believes that stocks will outperform the market as a whole, and regularly evaluates the portfolio to adjust concentrations.
--------------------------------------------------------------------------------

COMPARATIVE FEE AND EXPENSE TABLES

The table below shows: (i) information regarding the fees and expenses paid by Old Dominion during its most recent fiscal year; (ii) information regarding the fees and expenses paid by the Class A Shares of the New Market Fund during its most recent fiscal year; and (iii) estimated fees and expenses on a pro forma basis giving effect to the proposed Reorganization. The fiscal year end for both Old Dominion and New Market is August 31. While actual expenses may be greater or less than those shown, the expenses of the Class A Shares of New Market are not expected to change materially as a result of the proposed Reorganization. The table indicates that the total operating expenses of the Class A Shares of New Market are lower than the total operating expenses of Old Dominion.


                                            Old       New Market-      Pro Forma
                                            Dominion  Class A Shares   Combined
                                            ----------------------------------
SHAREHOLDER TRANSACTION EXPENSES
(fees paid directly from your investment)

Maximum Sales Load Imposed on
  Purchases (as a
  percentage of offering price)...........    4.00%     5.75%     5.75%
Maximum Sales Load Imposed on
  Reinvested Dividends
  (as a percentage of offering price).....   None       None      None
Contingent Deferred Sales
  Charge (as a percentage of
  original purchase price or
  redemption proceeds, as
  applicable).............................   None       2.00%(1)  2.00%(1)
Redemption Fee (as a percentage
  of amount redeemed,
  if applicable)..........................   None       None      None
Exchange Fee..............................   None       None      None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)
Management Fees...........................      0.50%      1.00%(2)  1.00%(2)
Distribution and Service (12b-1) Fees.....      0.10%(3)   0.50%     0.50%
Other Expenses............................      3.04%      3.12%     3.12%


Total Annual Fund Operating Expenses......      3.64%      4.62%     4.62%
Fee Waivers and Expense Reimbursement.....      0.00%      2.63%     2.63%
                                               -----     -----      -----

Net Expenses..............................      3.64%      1.99%(4)  1.99%(4)
                                               -----     -----      -----
                                               -----     -----      -----


(1) If you are in the category of investors who may purchase Class A Shares without a front-end sales charge, you will be subject to a 2.00% deferred sales charge if you redeem your shares within three hundred and sixty (360) days from purchase. This deferred sales charge will not apply to the Class A Shares received by the shareholders of Old Dominion in the Reorganization.

(2) TLC, the investment adviser of New Market, has voluntarily reduced its investment advisory fee from 1.00% to 0.75% effective January 1, 2004.

(3) Expenses under Old Dominion's Rule 12b-1 Plan must be approved in advance by Old Dominion's Board of Directors and may not exceed 0.25% of the fund's average net assets annually.

(4) In the interest of limiting expenses, TLC has entered into a contractual expense limitation agreement with TWF. Pursuant to this agreement, TLC has agreed to waive fees and/or assume other expenses so that the ratio of total annual operating expenses of New Market's Class A Shares is limited to 1.99%. This contractual expense limitation agreement runs until August 31, 2004.

EXAMPLE:

The following example is intended to help you compare the cost of investing in the funds (and investing in the combined fund on a pro-forma basis given effect to the Reorganization) with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the funds for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that each fund's operating expenses remain the same. Although actual costs may be higher or lower, based upon these assumptions your costs would be:

                                      1 Year   3 Years   5 Years   10 Years
                                      -------  -------   -------   ---  ------

Old Dominion......................    $752    $1,470    $2,208    $4,141
New Market --- Class A Shares.....    $765(1) $1,690    $2,670    $5,393
Pro Forma Combined ...............    $765(1) $1,690    $2,670    $5,393

---------------
(1) The cost shown for the first year reflects the expense cap imposed by the contractual expense limitation agreement.

Expense Ratio - Old Dominion. The ratio of operating expenses to average net assets of Old Dominion for the fiscal year ended August 31, 2003 was 3.64%.

Expense Ratio - Class A Shares of New Market. The ratio of operating expenses to average net assets of the Class A Shares of New Market for the year ended August 31, 2003 was 1.99%, after waivers and reimbursements by TLC. Absent such fee waivers and reimbursements, the ratio of operating expenses to average net assets of the Class A Shares of New Market for the fiscal year ended August 31, 2003 would have been 4.62%.


PURCHASE INFORMATION

New Market. New Market presently offers three classes of shares - Class A, Class C and Institutional shares. Only Class A Shares will be issued in the Reorganization. Class A Shares have a maximum front-end sales charge of 5.75% and an annual 12b-1 fee of 0.50% of New Market's average net assets attributable to Class A Shares. If you are in a category of investors who may purchase Class A Shares without a front-end sales charge, you will be subject to a 2.00% deferred sales charge if you redeem your shares within three hundred sixty (360) days of purchase. The charge is a percentage of the net asset value at the time of purchase. This deferred sales charge will not apply to the Class A Shares received by the shareholders of Old Dominion in the Reorganization. The minimum initial investment amount is $1,000 and $100 for additional purchases.


Old Dominion. Old Dominion offers only one class of shares. Old Dominion's shares have a 4.00% maximum front-end sales charge and an annual 12b-1 fee of 0.25% of Old Dominion's average net assets. The minimum purchase amount for both initial and subsequent purchases is $25. The shareholders will not be subject to any sales charge in connection with the receipt of the Class A Shares in this Reorganization. After the Reorganization, the purchase of additional Class A Shares in New Market will be subject to the sales charges for Class A Shares of New Market that are then in effect.

                                      RISKS

-----------------------------------------------------------------
Old Dominion --                         New  Market --  The   principal
                                        risk   of   investing   in  New
                                        Market  is that  the  value  of
                                        its  investments are subject to
                                        market,  economic  and business
Stock Market Volatility.                risk  that  may  cause  the net
-------------------------               asset value ("NAV") to fluctuate over
Stock markets are volatile              time.  Therefore, the value of your
and can                                 investment could decline and
decline significantly in                you could lose money.  There is
response to adverse issuer,             no assurance that the
political, regulatory, market           investment adviser     will
or economic developments.               achieve New Market's objective
Different parts of the market           New   market   operates   as  a
can react differently to these          non-diversified     fund    for
developments.                           purposes   of  the 1940 Act.


Issuer-Specific Changes.
The value of an individual
security or a particular
type of security in Old                 This means that New Market may
Dominion's portfolio can be             invest a larger portion of its
more volatile than the market           assets in a small number of
as a whole and perform                  securities.  This may cause the
differently from the market             market action of New Market's larger
as a whole.                             portfolio positions to have a greater
impact on
                                        New Market's NAV, which could result in
                                        increased volatility.

Inability to Diversify Because of Investment Policy Restrictions. Because Old Dominion is subject to a number of investment policy restrictions, including the requirement that it invest only in stocks that have a long history of paying dividends and those that are listed on the New York and American Stock Exchanges, Old Dominion may not be able to diversify as broadly as other mutual funds.

Option Transactions. Because Old Dominion is permitted to write put and call options, Old Dominion is subject to market conditions that may cause Old Dominion to suffer losses on these transactions.

-----------------------------------------------------------------

                            PERFORMANCE OF NEW MARKET

Information about the performance of New Market, including management's discussion of its performance, for the fiscal year ended August 31, 2003 is contained in the New Market Prospectus and the Annual Report, copies of which accompany this Combined Proxy Statement/Prospectus.



              HOW ARE INCOME AND GAINS OF THE FUNDS DISTRIBUTED?

Old Dominion - Old Dominion's articles of incorporation require that Old Dominion distribute its "net income" on or about January 15, May 1, August 1 and November 1 of each year. These distributions are paid only to stockholders who have open accounts on the record date for the distributions. Old Dominion distributes its net capital gains, if any, on an annual basis.

New Market -- Dividends from net investment income, if any, are declared annually. New Market intends to distribute annually any net capital gains.

                                    TAXATION

A sale or exchange of shares of either fund generally is a taxable event and may result in a capital gain or loss.

Distributions, whether received in cash or addition fund shares, are subject to federal income tax. Income dividends are taxed as ordinary income. Capital gains distributions are taxable at different rates depending on the length of time a fund held the assets that were sold.


                           ORGANIZATION AND MANAGEMENT


Old Dominion -- Old Dominion is an open-end management investment company that was organized on July 17, 1951 as a Virginia corporation.

Investment Adviser -- Investors' Security Co., Inc. has been employed by Old Dominion as its manager and investment advisor to supervise the investments of Old Dominion. The Board of Directors of Old Dominion maintains control and supervision of ISC's investment choices. ISC is also responsible for furnishing Old Dominion's office facilities, taking care of the filing and other clerical duties of Old Dominion's operations, providing statistical information, and computing Old Dominion's net asset value and advisory fees. The investment advisory offices are located at 110 Bank Street, Suffolk, Virginia 23434.

ISC is engaged pursuant to Old Dominion's contract between Old Dominion and ISC. Under this contract, Old Dominion must pay ISC a management fee of .00125 per quarter (or one-half of one percent per year) of the average value of Old Dominion's net assets. This fee is computed daily and paid monthly. For the fiscal year ended August 31, 2003, the total advisory fees paid to ISC were $25,912, which represents 0.50% of Old Dominion's average daily net assets.

Portfolio Manager -- Cabell B. Birdsong has been the Portfolio Manager of Old Dominion since September 1964. He has also been the President of ISC since September 1964.

The principal officers of ISC are as follows: Cabell B. Birdsong, President and Treasurer; and Christopher M. Holloway, Vice President and Secretary. Cabell B. Birdsong owns 99% of the outstanding shares of ISC and therefore controls the manager. ISC was incorporated in the State of Virginia in 1964.

New Market -- New Market is a series of The World Funds, Inc. which is an open-end management investment company that was organized as a Maryland corporation in May, 1997. TWF consisted of eight separate series as of August 31, 2003.

Investment Adviser--The London Company of Virginia, located at Riverfront Plaza, West Tower, 901 East Byrd Street, Suite 1350A, Richmond, Virginia 23219, manages the investments of New Market pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). TLC, subject to the general supervision of the Board of Directors of TWF, manages New Market in accordance with its investment objective and policies, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities, and maintains related records.

Under the Advisory Agreement, the monthly compensation paid to TLC is accrued daily at an annual rate equal of 1.00% of the average daily net assets of New Market. However, TLC has voluntarily agreed to reduce its investment advisory fee, effective January 1, 2004, to 0.75% of the average daily net assets of New Market. For the fiscal year ended August 31, 2003, TLC waived its entire advisory fee of $44,625.

In the interest of limiting expenses of New Market's Class A shares, TLC has entered into a contractual expense limitation agreement with TWF. Pursuant to the agreement, TLC has agreed to waive fees and/or assume other expenses so that the ratio of total annual operating expenses of New Market's Class A Shares is limited to 1.99% until August 31, 2004. This limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. Virginia Management Investment Corporation, New Market's former investment adviser, has guaranteed the obligations of TLC under this contractual expense limitation agreement.

TLC will be entitled to reimbursement of fees waived or reimbursed by TLC to New Market. The total amount of reimbursement recoverable by TLC (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by TLC to New Market during any of the previous three (3) years, less any reimbursement previously paid by New Market to TLC with respect to any waivers, reductions, and payments made with respect to New Market. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors of TWF.

For the fiscal year ended August 31, 2003, TLC waived its entire investment advisory fee of $44,625 and reimbursed New Market for other expenses of $72,044.

Portfolio Manager -- Since New Market's commencement of investment operations on October 1, 1998, Mr. Stephen Goddard has been principally responsible for the portfolio management of New Market. Mr. Goddard, who controls TLC, has been President of TLC since its founding and has been active in the investment field professionally for more than sixteen years.

                             OTHER SERVICE PROVIDERS
Old Dominion

The following firms serve in the indicated capacities for Old Dominion pursuant to contractual relationships:

FUNCTION                  FIRM

Distributor               Investor Security Co., Inc.
                          110 Bank Street
                          Suffolk, VA 23434


Transfer and Dividend     PFPC Global Fund Services
Disbursing Agent          760 Moore Road
                          King of Prussia, PA 19406-0903

Custodian                 PFPC Trust Company
                          800 Tinicum Boulevard, 3rd Floor
                          Philadelphia, PA 19153

Independent Accountants   Briggs, Bunting & Dougherty, LLP
.......                    Two Penn Center Plaza
.......                    Suite 820
.......                    Philadelphia, PA  19102


New Market

The following firms serve in the indicated capacities for New Market pursuant to contractual relationships:

FUNCTION                  FIRM

Distributor               First Dominion Capital Corp.
                          1500 Forest Avenue, Suite 223
                          Richmond, VA 23229

Administrator             Commonwealth Shareholder Services, Inc.
                          1500 Forest Avenue, Suite 223
                          Richmond, VA 23229

Fund Accounting Agent     Commonwealth Fund Accounting, Inc.
                          1500 Forest Avenue, Suite 100
                          Richmond, VA 23229


Transfer and Dividend
Disbursing Agent          Fund Services, Inc.
                          1500 Forest Avenue, Suite 111
                          Richmond, VA 23229

Custodian                 Brown Brothers Harriman and Co.
                          40 Water Street
                          Boston, MA 02109

Independent Accountants   Tait, Weller and Baker
                          1818 Market Street, Suite 2400
                          Philadelphia, PA 19103


                   APPROVAL OF THE REORGANIZATION AGREEMENT

The Board of Directors of Old Dominion recommends that the shareholders vote to approve the Reorganization Agreement and the Reorganization that it describes. The Board of Directors approved the Reorganization Agreement based on its belief that the Reorganization is in the best interests of the shareholders of Old Dominion.

DESCRIPTION OF THE REORGANIZATION AGREEMENT

The terms and conditions of the proposed Reorganization are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Combined Proxy Statement/Prospectus.

The Reorganization Agreement contemplates the transfer of substantially all of the assets and known liabilities of Old Dominion to New Market in exchange solely for Class A Shares of New Market, and the pro rata distribution of those shares to the shareholders of Old Dominion. If approved by the shareholders, the Reorganization will occur as of the close of business on ______________(the "Closing Date"), or such other date as the parties may determine.

Under the Reorganization Agreement, New Market will acquire substantially all of the assets of Old Dominion. The assets shall consist of all property, including, without limitation, cash, securities, commodities and futures interests, and dividends or interest receivable that are owned by Old Dominion and any deferred or pre-paid expenses shown as an asset on the books of Old Dominion on the Closing Date. All known liabilities, expenses, costs, charges and reserves of Old Dominion, to the extent that they exist at or after the Closing Date, shall attach to New Market after the Closing Date, and may be enforced against New Market to the same extent as if the same had been incurred by New Market. Any liabilities of Old Dominion not assumed by New Market will remain the responsibility of Old Dominion. After the Closing Date, Old Dominion will cease operations, de-register under the 1940 Act and will dissolve pursuant to the Virginia Stock Corporation Act.

In consideration for the assets (less the known liabilities) of Old Dominion transferred in the Reorganization, New Market will issue to Old Dominion, Class A Shares of New Market having an aggregate net asset value equal to the value of the assets, less the liabilities, so transferred by Old Dominion. The assets of Old Dominion and the per share net asset value of New Market shares will be valued as of the close of trading on the New York Stock Exchange on the Closing Date. These valuations will be conducted in accordance with the policies and procedures of New Market as described in the accompanying New Market Prospectus and in the New Market SAI.

As of the close of business on the Closing Date, Old Dominion will distribute pro rata to its shareholders of record the Class A Shares of New Market received by Old Dominion. This liquidating distribution will be accomplished by opening accounts on the books of New Market in the names of shareholders of Old Dominion and by transferring the shares credited to the account of Old Dominion on the books of New Market. Each account opened will receive the respective pro rata number of Class A Shares of New Market due to each Old Dominion shareholder in exchange for the shareholder's interest in Old Dominion. Fractional shares of New Market will be rounded to the nearest thousandth of a share.

Accordingly, every shareholder of Old Dominion will own Class A Shares of New Market immediately after the Reorganization that have an aggregate net asset value equal to the aggregate net asset value of the shareholder's Old Dominion shares immediately prior to the Reorganization. Moreover, because the New Market shares will be issued at net asset value in exchange for the net assets of Old Dominion, and the aggregate net value of those assets will equal the aggregate value of the New Market shares issued in exchange, the net asset value per share of New Market will not change as a result of the Reorganization. Thus, the Reorganization will not result in economic dilution to any Old Dominion or New Market shareholder.

On or prior to the Closing Date, Old Dominion will declare and pay a dividend to its shareholders of record so that, for the short taxable year that ends on the Closing Date, it will have declared an aggregate amount of dividends that: (a) is equal to at least the sum of its respective net capital gain and 90% of its investment company taxable income for such year, and (b) is sufficient to avoid any excise tax for the calendar year in which the Closing Date occurs.

PORTFOLIO SECURITIES



The investment portfolios of each of the funds participating in the Reorganization will be managed separately by the respective entities pending the Reorganization, and Old Dominion will use reasonable efforts to dispose of any of its securities appropriate for sale in an orderly manner in the normal course of its business. At the time of the Reorganization, TLC will assume the responsibility for evaluating whether the securities acquired from Old Dominion are appropriate within the investment program of New Market. TLC will determine how to handle the retention or disposition of such securities. As promptly as practicable following the closing, New Market will, in an orderly fashion, dispose of any securities transferred to it by Old Dominion that TLC determines are inconsistent with New Market's investment objective and program. Based on the present composition of the portfolio of Old Dominion, TLC does not expect substantial changes in holdings acquired in the Reorganization. In addition, in connection with the receipt of the tax opinion on the tax-free status of the Reorganization, New Market has agreed to retain at least one-half (50%) of the assets of Old Dominion immediately after the Reorganization, and to retain at least one-third (33 1/3%) of the assets of Old Dominion for at least twelve months after the Reorganization. This provision is discussed in more detail below under "Tax Considerations".


The completion of the Reorganization is subject to certain conditions set forth in the Reorganization Agreement, including the following:

o The Reorganization Agreement must have been approved by the Old Dominion shareholders.

Notwithstanding approval by the Old Dominion shareholders, the Reorganization may be terminated at any time prior to the Closing Date:

o     By mutual written consent of the parties;

o By either party if the closing has not occurred by --------------------;

o By either party upon a misrepresentation, breach of warranty or failure to perform any agreement or covenant by the other party in any of its representations, warranties, agreements or covenants set forth in the Reorganization Agreement; or

o By the Board of Directors of TWF or by the Board of Old Dominion if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Reorganization not in the best interests of the shareholders of New Market or of Old Dominion, respectively.

EXPENSES OF THE TRANSACTION

Old Dominion and New Market shall each bear their own expenses incurred in connection with entering into and consummating the transaction contemplated by the Reorganization Agreement.

TAX CONSIDERATIONS


As noted above, Greenberg Traurig, LLP, counsel to TWF, will issue an opinion, based upon certain assumptions, as of the Closing Date of the Reorganization that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. It is the intention of the parties that the Reorganization will qualify as a non-taxable event for shareholders. If the Reorganization is not a tax-free transaction for federal income tax purposes, it will be treated as a purchase and sale transaction for federal income tax purposes, with gain or loss recognized as a consequence of the Reorganization by the shareholders of Old Dominion. Former shareholders of Old Dominion will be advised of the tax treatment of the Reorganization.


The Reorganization is not conditioned upon receipt by the parties of a tax ruling from the IRS with respect to these matters. The parties are acting in reliance of the opinion discussed above and will seek to structure and complete the Reorganization in a manner that is consistent with the various representations and assumptions described in this section. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. It is the intent of the parties that the tax treatment of the Reorganization for the shareholders and the entities involved will be as set forth herein. No attempt has been made to comment on all federal income tax consequences of the Reorganization that may be relevant to particular shareholders, including shareholders that are subject to special rules such as dealers in securities, foreign persons, insurance companies, and tax exempt entities.


In the event the Reorganization does receive the intended treatment under tax laws, the principal federal income tax consequences that will result from the Reorganization, under currently applicable law, are as follows:

o The Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and Old Dominion and New Market will each be a "party to" the Reorganization within the meaning of Section 368(b) of the Code;

o No gain or loss will be recognized by Old Dominion upon the transfer of substantially all of its assets to New Market in exchange solely for Class A Shares of New Market and the assumption by New Market of certain of Old Dominion's liabilities;

o No gain or loss will be recognized by New Market upon its receipt of substantially all of the assets of Old Dominion in exchange solely for Class A Shares of New Market or upon its assumption of certain of Old Dominion's liabilities;

o No gain or loss will be recognized by Old Dominion on the distribution to the Old Dominion shareholders of the Class A Shares of New Market received by Old Dominion in the Reorganization;

o No gain or loss will be recognized by the Old Dominion shareholders upon the liquidation of Old Dominion and the related surrender of their shares of Old Dominion in exchange for Class A Shares of New Market;

o The basis of the Class A Shares of New Market received by each shareholder of Old Dominion in connection with the Reorganization will be the same as the Old Dominion shareholder's basis in his or her shares of Old Dominion immediately prior to the Reorganization;

o The holding period of the Class A Shares of New Market received by each shareholder of Old Dominion in connection with the Reorganization will include such Old Dominion shareholder's holding period of his or her shares of Old Dominion held immediately prior to the Reorganization, provided that such shares of Old Dominion were held by such Old Dominion shareholder as a capital asset at the effective time of the Reorganization;

o New Market's basis in the assets acquired from Old Dominion will be the same as the basis of such assets in the hands of Old Dominion immediately prior to the Reorganization;

o The holding period of the assets of Old Dominion received by New Market will include the period during which such assets were being held by Old Dominion; and

o New Market will succeed to and take into account as of the Closing Date the items of Old Dominion described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code and the applicable Treasury Regulations thereunder.


One requirement for a tax free reorganization is that the acquiring fund (i.e., New Market) continues either the selling fund's (i.e., Old Dominion's) historic business (the business continuity test) or uses a significant portion of the selling fund's historic business assets in a business (the asset continuity test). In general, the IRS has permitted the sale of up to two-thirds of the securities acquired as part of a reorganization without violating the asset continuity test for tax purposes. In this case, New Market expects to retain a significant portion of the securities it acquires in connection with the Reorganization and does not anticipate that sales involving significant amounts of securities will have to be made before or after the Reorganization to effect a realignment with the principal investment strategies and style of New Market. Moreover, New Market represents that it intends to retain at least one-half (50%) of Old Dominion's portfolio securities immediately after the Reorganization, and to retain one-third (33 1/3%) of Old Dominion's portfolio securities until at least the first anniversary of the Reorganization, unless market conditions dictate otherwise.


THE FOREGOING DESCRIPTION OF THE PROPOSED FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF OLD DOMINION. OLD DOMINION SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.


CAPITALIZATION


Because Old Dominion will be combined with New Market in the Reorganization, the total capitalization of New Market after the Reorganization is expected to be greater than the current capitalization of Old Dominion. The following table sets forth as of August 31, 2003: (i) the capitalization of Old Dominion; (ii) the capitalization of the Class A Shares of New Market; and (iii) the pro forma combined capitalization of the Class A Shares of New Market as adjusted to give effect to the proposed Reorganization. There is, of course, no assurance that the Reorganization will be consummated. Moreover, if consummated, the capitalizations of Old Dominion and New Market are likely to be different at the Closing Date as a result of fluctuations in the value of portfolio securities of both funds and daily share purchase and redemption activity in each fund.


                                                                     New
                                                                     Market -
                                                                     Class A
                                                                     Shares
                                        Old          New Market-     Pro Forma
                                        Dominion     Class A Shares  Combined
                                        ----------   ------------------------
Total Net Assets.....................  $5,498,315    $4,809,975     $10,308,290
Shares Outstanding...................     350,947       395,764         848,419

Net Asset Value Per Share..........    $    15.67    $    12.15     $     12.15



                            OWNERSHIP OF FUND SHARES

NEW MARKET

As of ___________ no person was known to own of record or beneficially 5% or more of the outstanding shares of any class of shares of New Market.

New Market is not "controlled" (as defined in the 1940 Act) by any person. To the knowledge of TWF, the beneficial ownership of shares of New Market by the officers and directors of TWF as a group constitute less than 1% of the outstanding shares of New Market.

OLD DOMINION

As of ______________, no person was known to own of record or beneficially 5% or more of the outstanding shares of Old Dominion.

Old Dominion is not "controlled" (as defined in the 1940 Act) by any person. To the knowledge of Old Dominion, the beneficial ownership of shares of Old Dominion by the officers and directors of Old Dominion as a group constituted less than 1% of the outstanding shares of Old Dominion.

                               VOTING INFORMATION

Solicitation of proxies will be conducted principally by the mailing of this Combined Proxy Statement/Prospectus and the accompanying proxy card. Proxies also may be solicited in person, or by telephone or facsimile, or, without special compensation, by officers of Old Dominion or by officers and employees of ISC.

Any proxy which is properly executed and returned in time to be voted at the Special Meeting will be voted in accordance with the instructions marked thereon. In the absence of such instructions, the proxy will be voted "FOR" approval of the Reorganization Agreement. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Special Meeting or any adjournments thereof. A shareholder may revoke his or her proxy at any time prior to its exercise by delivering written notice of revocation to the Secretary of Old Dominion or by executing and delivering a later dated proxy to Old Dominion or by attending the Special Meeting in person to vote the shares of Old Dominion held by such shareholder.


The presence at the Special Meeting, in person or by proxy, of shareholders representing a majority of all Old Dominion shares outstanding and entitled to vote on the proposal constitutes a quorum for the transaction of business. However, as described below, the approval of the Reorganization requires a two-thirds vote of all shares entitled to vote at this Special Meeting. Accordingly, the presence of a quorum at this Special Meeting will not be sufficient to act upon the proposed Reorganization. Abstentions and broker non-votes (proxies from brokers or other nominee owners indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote the shares as to a matter with respect to which the brokers or other nominee owners do not have discretionary power to vote) will be treated as present for purposes of determining the presence or absence of a quorum. However, such abstentions and broker non-votes will be considered to be a vote against the Reorganization proposal. The vote of the shareholders of New Market is not being solicited because their approval or consent is not legally required.

Approval of the Reorganization requires the affirmative vote of the holders of two-thirds of the votes entitled to be cast at the Special Meeting.


In the event that sufficient votes in favor of the proposal are not received by the scheduled time of the Special Meeting (including any adjournment of the Special Meeting), the persons named as proxies in the enclosed proxy may propose one or more adjournments of the Special Meeting in order to permit further solicitation of proxies without the necessity of further notice. They will vote in favor of any such proposal all proxies that have not been directed to be voted against the proposal to approve the Reorganization. Any such adjournment will require the affirmative vote of a majority of the shares present at the session of the Special Meeting to be adjourned.

Shareholders of record of Old Dominion at the close of business on _______________ (the "Record Date") will be entitled to notice of and to vote at the Special Meeting or any adjournment thereof. Each shareholder will be entitled to one vote for each of his or her shares (and a fractional vote for each fractional share) on each matter presented at the Special Meeting. As of the Record Date, there were a total of ___________ shares of Old Dominion outstanding.

Under Virginia law, shareholders of Old Dominion will not be entitled to any appraisal or similar rights in connection with the Reorganization. However, a shareholder may redeem shares of Old Dominion at net asset value prior to the Closing Date of the proposed Reorganization in the manner specified in the Old Dominion Prospectus.

TWF and New Market do not presently intend to hold annual meetings of shareholders for the election of directors and other business unless and until such time as required by law. Under certain circumstances, however, the shareholders of TWF and New Market do have the right to call a shareholder's meeting, and such meetings will be called when requested by the holders of record of 10% or more of the outstanding shares. To the extent required by law, TWF will assist in shareholder communications in such matters. In addition, TWF and New Market will hold special meetings of shareholders when required under the 1940 Act or in accordance with SEC policy.

                                  MISCELLANEOUS

FINANCIAL STATEMENTS AND EXPERTS

Tait, Weller and Baker serves as independent accountants and auditors to New Market. Tait, Weller and Baker has no direct or indirect financial interest in TWF or New Market, except for the fees it receives as auditors and independent public accountants. No representative of Tait, Weller and Baker is expected to be present at the Meeting.

Briggs, Bunting and Dougherty, LLP serves as independent accountants and auditors to Old Dominion. Briggs, Bunting and Dougherty, LLP has no direct or indirect financial interest in Old Dominion, except for the fees it receives in its capacity as auditors and accountants. No representative of Briggs, Bunting and Dougherty, LLP is expected to be present at the Meeting.


The financial highlights and financial statements for Old Dominion for its fiscal year ended August 31, 2003 are contained in Old Dominion's Annual Report dated August 31, 2003, and in Old Dominion's Prospectus and SAI, each of which is dated December 29, 2003. Old Dominion's Annual Report, Prospectus and SAI are each incorporated by reference into this Combined Proxy Statement/Prospectus. The audited financial statements of Old Dominion for its fiscal year ended August 31, 2003 contained in its Annual Report and incorporated by reference into this Combined Proxy Statement/Prospectus, have been incorporated herein in reliance on the report of Briggs, Bunting and Dougherty, LLP, independent auditors, given upon the authority of such firm as experts in accounting and auditing.


The financial highlights and financial statements for New Market for its fiscal year ended August 31, 2003 are contained in New Market's Annual Report dated August 31, 2003, and in New Market's Prospectus and SAI, each of which is dated January 2, 2004. New Market's Annual Report, Prospectus and SAI are each incorporated by reference into this Combined Proxy Statement/Prospectus. The audited financial statements of New Market for its fiscal year ended August 31, 2003 contained in its Annual Report and incorporated by reference into this Combined Proxy Statement/Prospectus, have been incorporated herein in reliance on the report of Tait, Weller and Baker, independent auditors, given upon the authority of such firm as experts in accounting and auditing.


OTHER MATTERS

The Board of Directors of Old Dominion has not been informed of, and is not aware that any other matter will be brought before the Special Meeting. However, if any other matters come before the Special Meeting, it is the intention of the Board that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

AVAILABLE INFORMATION


Information about New Market and its Class A Shares is included in the New Market Prospectus dated January 2, 2004 accompanying this Combined Proxy Statement/Prospectus, and which is incorporated by reference herein. Additional information about New Market and its Class A Shares is included in the New Market SAI dated January 2, 2004, which has been filed with the SEC and which is incorporated herein by reference. Copies of the New Market SAI may be obtained without charge by calling 1-800-527-9525. TWF is subject to the requirements of the 1940 Act and, in accordance with such requirements, files reports and other information with the SEC. These materials can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices at 233 Broadway, New York, NY 10279 and 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, and is also available on the SEC's web site at http://www.sec.gov.

Information about Old Dominion is included in this Combined Proxy Statement/Prospectus and the Reorganization SAI related to this Combined Proxy Statement/Prospectus. Reports or other information filed by Old Dominion can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and copies of such materials can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549, at prescribed rates, and is also available on the SEC's web site at http://www.sec.gov.

LITIGATION

Neither Old Dominion nor TWF is involved in any litigation which would have any material adverse effect upon either Old Dominion or New Market.

SHAREHOLDER INQUIRIES

Shareholder inquiries may be addressed to Old Dominion in writing at the address on the cover page of this Combined Proxy Statement/Prospectus or by telephoning ____________.



NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROXY
STATEMENT/PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY TWF OR OLD DOMINION. THIS COMBINED PROXY STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT WOULD BE UNLAWFUL TO MAKE THE OFFER IN THAT STATE OR JURISDICTION.

                                                                       EXHIBIT A


                      AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this _____ day of _______, 200__, by and between The World Funds, Inc., a Maryland corporation (the "Company"), on behalf of the New Market Fund series of the Company ("New Market"), and Old Dominion Investors' Trust, Inc., a Virginia corporation (the "Corporation"), on behalf of its only series of the Corporation ("Old Dominion").

      All references in this Agreement to action taken by Old Dominion or New Market shall be deemed to refer to action taken by the Corporation or the Company, respectively.

      This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer by Old Dominion of all or substantially all of its assets to New Market, in exchange solely for shares of beneficial interest in New Market having a net asset value equal to the net asset value of Old Dominion, the assumption by New Market of all the known liabilities of Old Dominion, and the distribution of New Market shares to the shareholders of Old Dominion in complete liquidation of Old Dominion as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

      WHEREAS, the Board of Directors of the Corporation have determined that it is in the best interest of Old Dominion that the assets of Old Dominion be acquired by New Market pursuant to this Agreement and in accordance with the applicable statutes of the State of Virginia and the State of Maryland and that the interests of existing shareholders will not be diluted as a result of this transaction;

      WHEREAS, the Board of Directors of the Company have determined that it is in the best interest of New Market that the assets of the Old Dominion be acquired by New Market pursuant to this Agreement and in accordance with the applicable statutes of the State of Virginia and the State of Maryland and that the interests of existing shareholders will not be diluted as a result of this transaction;

      NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. PLAN OF REORGANIZATION

      1.1 Subject to the requisite approval of Old Dominion's shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Corporation shall transfer all or substantially all of the assets of Old Dominion, as set forth in paragraph 1.2, to New Market, and the Company shall (i) cause New Market to deliver to the Corporation a number of full and fractional New Market shares equal to the net asset value of Old Dominion, as of the time and date set forth in Article 2 and (ii) assume all the known liabilities of Old Dominion, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the "Closing").

      1.2 The assets of Old Dominion to be acquired by the New Market shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable that are owned by Old Dominion and any deferred or prepaid expenses shown as an asset on the books of Old Dominion on the closing date provided in paragraph 2.1(the "Closing Date"). All known liabilities, expenses, costs, charges and reserves of Old Dominion, to the extent that they exist at or after the Closing, shall after the Closing attach to New Market, and may be enforced against New Market to the same extent as if the same had been incurred by New Market.

      1.3 Old Dominion will distribute pro rata to its shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Current Shareholders"), the applicable New Market shares received by the Corporation pursuant to paragraph 1.1. Such distribution and liquidation will be accomplished by the transfer of New Market shares then credited to the accounts of Old Dominion on the books of New Market to open accounts on the share records of New Market in the names of the applicable Current Shareholders and representing the respective pro rata number of New Market shares, of the corresponding class due such shareholders. All issued and outstanding shares of Old Dominion will simultaneously be cancelled on the books of the Corporation. New Market shall not issue certificates representing New Market in connection with such exchange. Ownership of New Market shares will be shown on the books of the Company's transfer agent. As soon as practicable after the Closing, the Corporation shall take all steps necessary to effect a complete liquidation of Old Dominion.

      1.4 Any reporting responsibility of Old Dominion including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of Old Dominion.

      1.5 All books and records of Old Dominion, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations thereunder, shall be available to New Market from and after the Closing Date and shall be turned over to New Market as soon as practicable following the Closing Date.

2. CLOSING AND CLOSING DATE

      2.1 The Closing Date shall be _____________________, or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. Eastern time. The Closing shall be held at the offices
----------------------------------------------------------
------------------------------------------------------------------------------,
or at such other time and/or place as the parties may agree.

       2.2 The Corporation shall direct PFPC Trust Company (the "Custodian"), as custodian for Old Dominion, to deliver, at the Closing, a certificate of an authorized officer stating that (i) assets shall have been delivered in proper form to New Market prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Old Dominion's portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for New Market no later than five business days preceding the Closing Date, and shall be transferred and delivered by Old Dominion as of the Closing Date for the account of New Market duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver, as of the Closing Date, by book entry, in accordance with the customary practices of the Custodian and the securities depositories (as defined in Rule 17f-4 under the 1940 Act) in which Old Dominion's assets are deposited, Old Dominion's assets deposited with such depositories. The cash to be transferred by Old Dominion shall be delivered by wire transfer of federal funds on the Closing Date.

      2.3 The Corporation shall cause PFPC Global Fund Services (the "Transfer Agent"), transfer agent of Old Dominion, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number and percentage ownership of outstanding shares of Old Dominion owned by each such shareholder immediately prior to the Closing. New Market shall issue and deliver a confirmation evidencing New Market shares to be credited on the Closing Date to the Secretary of the Corporation or provide evidence satisfactory to the Corporation that such New Market shares have been credited to the accounts of Old Dominion on the books of the New Market. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

       2.4 (i) The value of the assets of Old Dominion shall be the value of such assets computed as of immediately after the close of regular trading of the New York Stock Exchange and after the declaration of any dividends on the Closing Date, using the valuation procedures set forth in the Company's Articles of Incorporation and its prospectus and statement of additional information, together with any other valuation procedures established by the directors of the Company.

           (ii) The number of New Market shares to be issued (including fractional shares, if any) in exchange for the assets of Old Dominion shall be determined by dividing the value of Old Dominion's net assets determined using the valuation procedures referred to in paragraph 2.4(i), by the net asset value of a New Market share, determined in accordance with paragraph 2.4(ii).

           (iii) All computations of value shall be made by or under the direction of Old Dominion's and New Market's respective record keeping agents and shall be subject to review by Old Dominion's record keeping agent and by Old Dominion and New Market's respective independent accountants.

3. REPRESENTATIONS AND WARRANTIES

      3.1 The Corporation, on behalf of Old Dominion hereby represents and warrants to New Market as follows:

           (i) the Corporation is duly incorporated, validly existing and in good standing under the laws of the State of Virginia and has full power and authority to conduct its business as presently conducted;

           (ii) the Corporation has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of Old Dominion;

           (iii) the execution and delivery of this Agreement on behalf of Old Dominion and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Corporation or the shareholders of Old Dominion(other than as contemplated in paragraph 4.2(v)) are necessary to authorize this Agreement and the transactions contemplated hereby;

            (iv) this Agreement has been duly executed by the Corporation on behalf of Old Dominion and constitutes their valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

            (v) neither the execution and delivery of this Agreement by the Corporation on behalf of Old Dominion, nor the consummation by the Corporation on behalf of Old Dominion of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the Articles of Incorporation or By-Laws of the Corporation, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Corporation is a party or by which the Corporation or any of its assets is subject or bound;

           (vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Corporation on behalf of Old Dominion or the consummation of any transactions contemplated hereby by the Corporation, other than as shall be required in the opinion of counsel and obtained at or prior to the Closing;

           (vii) The current prospectus and statement of additional information of Old Dominion and each prospectus and statement of additional information of Old Dominion used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act") and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

           (viii) On the Closing Date, the Corporation, on behalf of Old Dominion, will have good and marketable title to the assets and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Company, on behalf of New Market, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to New Market; (ix) The execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Corporation, on behalf of Old Dominion, is a party or by which it is bound;

          (ix) All material contracts or other commitments of Old Dominion(other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to Old Dominion on or prior to the Closing Date;

          (x) Except as otherwise disclosed in writing to and accepted by the Company, on behalf of New Market, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Old Dominion or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Corporation, on behalf of Old Dominion, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         (xi) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments of Old Dominion at August 31, 2003 have been audited by Briggs, Bunting & Dougherty, LLP, independent accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to New Market) present fairly, in all material respects, the financial condition of Old Dominion as of such date in accordance with GAAP, and there are no known contingent liabilities of Old Dominion required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

         (xii) Since August 31, 2003, there has not been any material adverse change in Old Dominion's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by Old Dominion of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by New Market. For the purposes of this subparagraph (j), a decline in net asset value per share of Old Dominion due to declines in market values of securities in Old Dominion's portfolio, the discharge of Old Dominion liabilities, or the redemption of Old Dominion shares by shareholders of Old Dominion shall not constitute a material adverse change;

          (xiii) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of Old Dominion required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of Old Dominion's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (xiv) For each taxable year of their operation (including the taxable year ending on the Closing Date), Old Dominion has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, have been eligible to and have computed (or will compute) their federal income tax under Section 852 of the Code, and will have distributed all of their investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of their investment company taxable income and net capital gain for the period ending on the Closing Date;

          (xv) All issued and outstanding shares of Old Dominion are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Corporation. All of the issued and outstanding shares of Old Dominion will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of Old Dominion, as provided in paragraph 2.3. Old Dominion does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of Old Dominion, nor is there outstanding any security convertible into any of Old Dominion's shares; and

         (xvi) The information to be furnished by Old Dominion for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

      3.2 The Company, on behalf of New Market, hereby represents and warrants to Old Dominion as follows:

           (i) The Company is duly organized, validly existing and in good standing under the laws of the State of Maryland and has full power and authority to conduct its business as presently conducted;

           (ii) the Company has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of New Market;

        (iii) the execution and delivery of this Agreement on behalf of New Market and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Company or the shareholders of New Market are necessary to authorize this Agreement and the transactions contemplated hereby;

        (iv) this Agreement has been duly executed by the Company on behalf of New Market and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

        (v) neither the execution and delivery of this Agreement by the Company on behalf of New Market, nor the consummation by the Company on behalf of New Market of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Articles of Incorporation or By-Laws of the Company, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Company is a party or by which the Company or any of its assets is subject or bound;

        (vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Company on behalf of New Market or the consummation of any transactions contemplated hereby by the Company, other than as shall be required in the opinion of counsel and obtained at or prior to the Closing;

        (vii) The execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of New Market, is a party or by which it is bound;

        (viii) Except as otherwise disclosed in writing to and accepted by the Corporation, on behalf of Old Dominion, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against New Market or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of New Market, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

        (ix) All issued and outstanding shares of New Market are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company. New Market does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of New Market, nor is there outstanding any security convertible into any shares of New Market; and

        (x) The New Market shares to be issued and delivered to Old Dominion, for the account of the applicable Current Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of New Market, and will be fully paid and non-assessable.

4. CONDITIONS PRECEDENT

      4.1 The obligations of the Corporation on behalf of Old Dominion to effectuate the Reorganization shall be subject to the satisfaction of the following conditions:

            (i) The Company shall have filed with the Commission a registration statement on Form N-14 under the 1933 Act and such amendment or amendments thereto as are determined by the Board of Directors of the Company to be necessary and appropriate to effect the registration of New Market(the "Registration Statement"), and the Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

            (ii) The New Market shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

            (iii) All representations and warranties of the Company on behalf of New Market contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Corporation on behalf of Old Dominion shall have received a certificate of an officer of the Trust acting on behalf of New Market to that effect in form and substance reasonably satisfactory to the Corporation on behalf of Old Dominion.

      4.2 The obligations of the Company on behalf of New Market to effectuate the Reorganization shall be subject to the satisfaction of the following conditions:

           (i) The Company shall have filed the Registration Statement with the Commission, and the Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

          (ii) New Market shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

          (iii) All representations and warranties of the Corporation on behalf of Old Dominion contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Company on behalf of New Market shall have received a certificate of an officer of the Corporation acting on behalf of Old Dominion to that effect in form and substance reasonably satisfactory to the Company on behalf of New Market; and

          (iv) The shareholders of Old Dominion shall have approved this Agreement at a special meeting of the shareholders of Old Dominion.

5. COVENANTS OF OLD DOMINION AND NEW MARKET

      5.1 New Market and Old Dominion covenant to operate their respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

      5.2 Old Dominion covenant to call a meeting of the shareholders of Old Dominion to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

      5.3 Old Dominion covenant that the New Market shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

      5.4 Old Dominion will assist New Market in obtaining such information as New Market reasonably requests concerning the beneficial ownership of Old Dominion's shares.

      5.5 Subject to the provisions of this Agreement, New Market and Old Dominion will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

      5.6 Old Dominion will provide New Market with information reasonably necessary for the preparation of a proxy statement/prospectus to be included in the Registration Statement, in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of Old Dominion to consider approval of this Agreement and the transactions contemplated herein.

      5.7 As soon as is reasonably practicable after the Closing, Old Dominion will make a liquidating distribution to their shareholders consisting of New Market shares received at the Closing.

      5.8 New Market and Old Dominion shall use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

      5.9 The Corporation, on behalf of Old Dominion, covenants that the Corporation will, from time to time, as and when reasonably requested by New Market, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Company, on behalf of New Market, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Corporation's, on behalf of Old Dominion's, title to and possession of the New Market shares to be delivered hereunder, and (b) the Company's, on behalf of New Market's, title to and possession of all the assets of Old Dominion and otherwise to carry out the intent and purpose of this Agreement.

      5.10 New Market will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and other applicable law as may be necessary in order to continue their operations after the Closing Date.

6. EXPENSES

        The Company and the Corporation shall each bear their own expenses incurred in connection with entering into and consummating the transaction contemplated by this Agreement.

7. ENTIRE AGREEMENT

      The Company, on behalf of New Market, and the Corporation, on behalf of Old Dominion, agree that this Agreement constitutes the entire agreement between the parties.

8. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before ________________, unless such date is extended by mutual agreement of the parties, (iii) by resolution of the Board of Directors of the Company or the Board of Directors of the Corporation, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of either Board, make proceeding with the Agreement inadvisable, or (iv) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

9. AMENDMENTS

      This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

10. NOTICES

      Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their respective principal places of business.

11. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

      11.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      11.2 This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

      11.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

      11.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      11.5 It is expressly agreed that the obligations of the Company hereunder shall not be binding upon any of the directors, shareholders, nominees, officers, agents or employees of the Company personally, but shall bind only the property of the Company, as provided in the Articles of Incorporation of the Company. The execution and delivery by such officers of the Company shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Company as provided in the Articles of Incorporation of the Company. The Company is a series company with eight series and has entered into this Agreement on behalf of New Market.

                       OLD DOMINION INVESTORS' TRUST, INC.
                                 110 BANK STREET
                                SUFFOLK, VA 23434
                                 (757) 539-2396

                              THE WORLD FUNDS, INC.
                1500 FOREST AVENUE, SUITE 223, RICHMOND, VA 23229
                                 (800) 527-9525

                       STATEMENT OF ADDITIONAL INFORMATION

                       Special Meeting of Shareholders of

                       OLD DOMINION INVESTORS' TRUST, INC.

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement/Prospectus dated February __, 2004, for the Special Meeting of Shareholders of Old Dominion Investors' Trust, Inc. ("Old Dominion"), to be held on ___________. Copies of the Combined Proxy Statement/Prospectus may be obtained at no charge by calling Old Dominion at _____________.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement/Prospectus.

Further information about the Class A Shares of the New Market Fund, a series of shares of The World Funds, Inc., is contained in and incorporated herein by reference to the New Market Fund's Statement of Additional Information dated January 2, 2004, that relates to the New Market Fund's Prospectus dated January 2, 2004. The audited financial statements and related independent auditor's report for the New Market Fund contained in the Annual Report dated August 31, 2003, are incorporated herein by reference. No other parts of the New Market Fund's Annual Report are incorporated by reference herein.

Further information about Old Dominion is contained in and incorporated herein by reference to Old Dominion's Statement of Additional Information dated December 29, 2003, that relates to Old Dominion's Prospectus dated December 29, 2003. The audited financial statements and related independent auditor's report for Old Dominion contained in the Annual Report dated August 31, 2003, are incorporated herein by reference. No other parts of Old Dominion's Annual Report are incorporated by reference herein.

The unaudited pro forma financial statements attached hereto are intended to present the financial condition and related results of operations of the New Market Fund and Old Dominion as if the Reorganization had been consummated on August 31, 2003.

The date of this Statement of Additional Information is February __, 2004.

                                TABLE OF CONTENTS


      General Information.......................................3

      Pro Forma Financial Statements........................PFS-l

                               GENERAL INFORMATION


The Shareholders of Old Dominion Investors' Trust, Inc. ("Old Dominion")are being asked to approve or disapprove an Agreement and Plan of Reorganization (the "Reorganization Agreement") dated as of ____________________ between Old Dominion and The World Funds, Inc., on behalf of its series, the New Market Fund, and the transactions contemplated thereby. The Reorganization Agreement contemplates the transfer of substantially all of the assets and known liabilities of Old Dominion to the New Market Fund in exchange for full and fractional Class A Shares representing interests in the New Market Fund. The Class A Shares issued by the New Market Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of Old Dominion that are outstanding immediately before the Reorganization.

Following the exchange, Old Dominion will make a liquidating distribution of Class A Shares of the New Market Fund to their shareholders. Each shareholder owning shares of Old Dominion at the Closing Date of the Reorganization will receive Class A Shares of the New Market Fund of equal value, plus the right to receive any unpaid dividends and distributions that were declared before the Reorganization on Old Dominion shares. Upon completion of the Reorganization, Old Dominion will be terminated under state law and de-registered under the Investment Company Act of 1940, as amended.

The Special Meeting of Shareholders of Old Dominion to consider the Reorganization Agreement and the related transactions will be held at [TIME] a.m. Eastern time on [DATE] at [ADDRESS]. For further information about the transaction, see the Combined Proxy Statement/Prospectus.

Unaudited Pro Forma Combining Schedule of Investments for
New Market Fund and Old Dominion Investors' Trust
As of August 31, 2003

New    Old        New                             New      Old        New Market
Market Dominion   Market                          Market   Dominion   Fund Pro
Fund   Investors' Fund                            Fund     Investors' Forma
Shares Trust     Combined                         Value    Trust      Combined
       Shares    Shares   Security Description             Value      Value(A)
------ ------  -------- ------------------------  ------   ------     ----------
                       COMMON STOCK -   96.59%(p)

3,900          3,900   Ambac Financial Group       253,188               253,188
3,000  3,000   6,000   American Express Company    135,150    135,150    270,300
       2,550   2,550   American International
                         Group, Inc.                         151,903     151,903
       3,100   3,100   AOL Time Warner, Inc.*                 50,716      50,716
       1,510   1,510   AT&T Corp.                             33,673      33,673
       2,429   2,429   AT&T Wireless Services, Inc.*          20,938      20,938
         100     100   Bank of New York Co., Inc.              2,942       2,942
       1,000   1,000   BB&T Corp                              36,520      36,520
 452             452   Berkshire Hathaway Inc-
                       Class B*                 1,143,560              1,143,560
       3,000   3,000   Boeing Co.                            112,170     112,170
       3,500   3,500   Burlington Northern
                         Santa Fe Corp.                       99,225      99,225
3,484          3,484   CarMax Inc.*               134,308                134,308
1,200          1,200   Chevrontexaco Corp          87,444                 87,444
       1,700   1,700   Cigna Corp.                            81,056      81,056
5,900          5,900   Cisco*                     112,985                112,985
       2,442   2,442   Comcast Corp.*                         72,650      72,650
       3,600   3,600   CSX Corp.                             116,208     116,208
       1,339   1,339   Del Monte Foods*                       12,024      12,024
3,200          3,200   Dell Computer*             104,416                104,416
       3,100   3,100   Delta Air Lines, Inc.                  39,897      39,897
       1,200   1,200   Dominion Resources, Inc.               72,696      72,696
       2,000   2,000   Dow Chemical Co.                       69,060      69,060
       4,100   4,100   Duke Energy Corp.                      70,028      70,028
       3,500   3,500   E.I. Du Pont De Nemours and Co.       156,590     156,590
       4,000   4,000   El Paso Corp.                          29,360      29,360
9,000          9,000   EMC Corp Mass*             114,750                114,750
       1,500   1,500   Emerson Electric Co.                   83,640      83,640
5,000          5,000   Energizer Holdings*        183,900                183,900
       4,700   4,700   Enron Corp.*                              247         247
7,480          7,480   Ethyl Corp.*                86,170                 86,170
       2,984   2,984   Exxon Mobil Corp.                     112,497     112,497
       1,000   1,000   Fannie Mae                             64,790      64,790
3,800          3,800   Fedex Corp.                254,980                254,980
7,500          7,500   First Industrial
                         Realty Trust             228,375                228,375
       5,000   5,000   FleetBoston Financial Corp.           147,950     147,950
       7,000   7,000   Ford Motor Company                     80,920      80,920
       1,000   1,000   Freddie Mac                            53,150      53,150
2,400  4,300   6,700   General Electric Co.       70,968     127,151     198,119
8,900  3,200  12,100   Gillette Company          288,894     103,872     392,766
       3,000   3,000   H.J. Heinz Co.                         97,080      97,080
       3,500   3,500   Hewlett-Packard Co.                    69,720      69,720
       2,700   2,700   Home Depot, Inc.                       86,832      86,832
5,000          5,000   Intel Corp                143,100                 143,100
       1,900   1,900   Intl Business Machines Corp.          155,819     155,819
1,500    500   2,000   Johnson & Johnson          74,370      24,790      99,160
       6,050   6,050   JP Morgan Chase & Co.                 207,031     207,031
       1,600   1,600   Kimberly-Clark Corp.                   81,776      81,776
1,200          1,200   Markel Corp.*             322,500                 322,500
       4,000   4,000   Masco Corp.                            99,160      99,160
       6,000   6,000   MBNA Corp.                            140,040     140,040
       5,000   5,000   McDonalds Corp.                       112,100     112,100
       3,298   3,298   MeadWestvaco Corp.                     83,604      83,604
       3,000   3,000   Merrill Lynch & Co., Inc.             161,340     161,340
       3,200   3,200   Morgan Stanley                        156,128     156,128
       6,900   6,900   Motorola, Inc.                         74,037      74,037
       2,000   2,000   Norfolk Southern Corp.                 38,080      38,080
       2,500   2,500   Nortel Networks Corp.*                  8,125       8,125
       2,500   2,500   Pepsico, Inc.                         111,350     111,350
3,100  5,000   8,100   Pfizer, Inc.               92,752     149,600     242,352
       2,500   2,500   Royal Dutch Petroleum Co.
                         -NY Shares                          112,175     112,175
       3,400   3,400   SBC Communications, Inc.               76,466      76,466
       4,900   4,900   Schering-Plough Corp.                  74,431      74,431
       2,300   2,300   Schlumberger Ltd.                     113,873     113,873
       3,000   3,000   Sears, Roebuck & Co.                  132,060     132,060
       2,600   2,600   St. Paul Companies, Inc.               90,376      90,376
       3,300   3,300   Texas Instruments, Inc.                78,705      78,705
       2,100   2,100   The Gap, Inc.                          43,869      43,869
       2,000   2,000   TXU Corp.                              44,000      44,000
       1,700   1,700   Tyco International Ltd.                34,986      34,986
12,800        12,800   United Dominion
                         Realty Trust            234,496                 234,496
       1,300   1,300   United Technologies Corp.             104,325     104,325
3,000          3,000   UST Inc.                  100,200                 100,200
       4,000   4,000   Verizon Communications Inc.           141,280     141,280
       1,000   1,000   Wachovia Corp.                         42,150      42,150
       1,000   1,000   Wal-Mart Stores, Inc.                  59,170      59,170
       4,000   4,000   Walt Disney Co.                        82,000      82,000
4,000          4,000   Waste Mgmt Inc.            106,440                106,440
1,800          1,800   Wells Fargo Co.            90,252                  90,252
  200            200   Wesco Financial Corp.      63,202                  63,202
  800            800   White Mountains
                         Insurance               318,528                 318,528

                       TOTAL COMMON STOCK      4,744,928    5,223,501  9,968,429
                       (cost $11,534,682)      ---------    ---------  ---------
                       TOTAL INVESTMENTS
                        - 96.59% (p)           4,744,928    5,223,501  9,968,429
                       (cost $11,534,682)      ---------    ---------  ---------
                       OTHER ASSETS,
                        LESS LIABILITIES
                        - 3.41% (p)               77,581      274,814    352,395
                                             -----------   ----------  ---------
                       TOTAL NET ASSETS
                        - 100% (p)           $4,822,509  $5,498,315  $10,320,824
                                             ==========  ==========  ===========

*  Non-incoming producing

(p) This percentage represents a percentage of the pro forma combined net assets of the surviving fund.

(A) - As of August 31, 2003 all of the portfolio securites of the Old Dominion Investors' Trust were eligible for investment by the New Market Fund. The Advisor of the surviving Fund will determine the securities that remain in the portfolio.

See notes to financial statements

Unaudited Pro Forma Combining Schedule of Option Contracts Written New Market Fund and Old Dominion Investors' Trust
As of August 31, 2003


New      Old       New                                                  New
Mkt      Dom       Mkt                                                  Mkt.
Fund     Inv       Fund                                    Old          Fund
No.      Trust     Combined                         New    Dom.         Pro
of       No. of    No. of                           Mkt.   Inv.         Forma
Con-     Con-      Con-                             Fund   Trust        Combined
tracts   tracts    tracts Covered Call Options      Value  Value   Adj. Value(A)
-------  -------  ------- -----------------------  ------  -----   ---- --------

-      15         15     American Express Co.,
                         January $50                   -     1,313    -    1,313
-       5          5     American International
                         Group, Inc., January $70      -       412    -      412
-      10         10     BBT Corp., September $35      -     1,550    -    1,550
-       9          9     Comcast Corp., October $35    -       135    -      135
-      10         10     CSX Corp., November $35       -       475    -      475
-      13         13     Del Monte Foods,
                         December $10                  -        65    -       65
-      20         20     Walt Disney Co.,
                         January $25                   -       400    -      400
-      12         12     Dominion Resources, Inc.,
                         October $65                   -       180    -      180
-      10        10      Dow Chemical Co.,
                         December $35                  -     1,450    -    1,450
-     10         10      E.I. Du Pont De Nemour
                         and Co., January $50          -       525    -      525
-       5         5      Emerson Electric Co.,
                         September $55                 -       675    -      675
-      15        15      Exxon Mobil Corp.,
                         January $40                   -       900    -      900
-       5         5      Fannie Mae, Sept $75          -        50    -       50
-       5         5      Federal Home Loan
                         Mortgage Corp.,
                         October $55                   -       775    -      775
-      10        10      The Gap, Inc.,
                         January $25                   -       400    -      400
-      15        15      Gillette Co., December $35    -       600    -      600
-      16        16      Gillette Co., September $35   -        80    -       80
-      25        25      H.J. Heinz Co., January $40   -       250    -      250
-      10        10      The Home Depot, Inc.,
                         November $35                  -       650    -      650
-      5          5      Johnson & Johnson,
                         January $60                   -       175    -      175
-      10        10      J.P. Morgan Chase & Co.,
                         December $35                  -     1,800    -    1,800
-      20        20      Masco Corp., January $30      -       250    -      250
-      15        15      MBNA Corp., December $25      -     1,350    -    1,350
-      15        15      MBNA Corp., September $25     -       150    -      150
-      10        10      Morgan Stanley, January $55   -     1,450    -    1,450
-      12        12      Pepsico, Inc., January $50    -       540    -      540
-      25        25      Pfizer, Inc., January $40     -       250    -      250
-      10        10      Sears, Roebuck & Co.,
                         October $35                   -     9,350    -    9,350
-      13        13      United Technologies
                         Corp., November $85           -     2,080    -    2,080
-      10        10      Verizon Communications,
                         Inc., January $40             -       700    -      700
-      10        10      Wachovia Corp., January $45   -     1,000    -    1,000
-      10        10      Wal-Mart Stores, Inc.,
                         January $65                   -       850    -      850
                                                    ----   ------  ----  -------
                                                      -    30,830    -    30,830
                                                    ====   ====== =====   ======

Unaudited Pro Forma Combining Statement of Assets and Liabilities for
New Market Fund and Old Dominion Investors' Trust
As of August 31, 2003
                                                                  New Market
                      New Market    Old Dominion                  Fund Pro Forma
                      Fund          Investors'    Adjustments     Combined
                                    Trust
                      -----------   -----------   ------------    --------------
ASSETS
Investments at cost  $  3,514,313   $  8,020,369   $        -      $  11,534,682
                      ------------  ------------   -----------     -------------
Investments at value $  4,744,928   $  5,223,501   $        -      $   9,968,429
Cash                       45,102        321,705                         366,807
Receivables:
 Dividends & interest       4,453         14,022            -             18,475
 Capital stock sold            97             -             -                 97
 Securities sold                -          1,857            -              1,857
 Due from investment
  advisor (Note 4)         33,661              -            -             33,661
Deferred
  organization costs        1,417              -            -              1,417
Prepaid assets              2,868         24,500            -             27,368
                      -----------      ----------      --------     ------------
    TOTAL ASSETS        4,832,526      5,585,585            -         10,418,111
                      -----------     -----------      --------     ------------

LIABILITIES

Accrued 12b-1 fees         2,602              -             -              2,602
Advisory fee accrued           -           2,306            -              2,306
Accrued expenses           7,415          21,481            -             28,896
Payable for
  securities purchased         -          32,653            -             32,653
Options written,
  at value (premiums
  received $27,426)            -          30,830            -             30,830
                      -----------    ------------     --------       -----------
   TOTAL LIABILITIES      10,017          87,270            -             97,287
                      -----------    ------------     --------       -----------

NET ASSETS          $  4,822,509    $  5,498,315    $       -      $  10,320,824
                   ============     =============   ==========     =============

 At August 31, 2003
   components of
   net assets are:
 Paid in capital    $ 4,408,497      $ 8,298,587    $       -      $  12,707,084
 Accumulated net
  realized loss
  on investments       (816,603)               -            -          (816,603)
 Net unrealized
  appreciation of
  investments         1,230,615       (2,800,272)           -        (1,569,657)
   Net Assets      $  4,822,509     $  5,498,315    $       -      $  10,320,824
                   ============     =============  ===========     =============

Class A Shares
  Net Assets       $  4,809,975       N/A           $  5,498,315   $  10,308,290
  Shares
    authorized
    ($.01 par
    value)           20,000,000
  Shares issued
   and outstanding      395,764                          452,655         848,419
  Net asset value and
    redemption price
    per share
    ($4,809,975/395,764
    shares outstanding) $ 12.15                                          $ 12.15
                                                                     ===========
   Maximum offering
    price per share
    ($12.15 X 100/94.25) $12.89                                         $  12.89
                                                                     ===========

Class C Shares
  Net Assets           $ 12,534      N/A                              $   12,534
  Shares authorized
    ($.01 par value)
                     15,000,000
  Shares issued
   and outstanding        1,033                                            1,033
  Net asset value,
    offering and
    redemption price
    per share
   ($12,534/1,033
   shares outstanding) $ 12.13                                          $  12.13
                                                                     ===========

Old Dominion Investors' Trust
  Net Assets               N/A      $  5,498,315    $ (5,498,315)             -
  Shares authorized
   ($12.50 par value)                    500,000                              -
  Shares issued and outstanding          350,947        (350,947)             -
  Net asset value and
   redemption price
    per share
    ($5,498,315/350,947
    shares outstanding)             $     15.67                               -
   Maximum offering
    price per share
    ($15.67 X 100/96 )              $     16.32                               -


See Notes to Financial Statements

Unaudited Pro Forma Combining Statement of Operations for
New Market Fund and Old Dominion Investors' Trust
For the year ended August 31, 2003
                                            Old                       New Market
                                            Dominion                  Fund
                         New Market         Investors'                Pro Forma
                         Fund               Trust       Adjustments   Combined
                        ----------         -----------  -----------   ----------
INVESTMENT INCOME
 Dividend income        $  61,723           $ 129,810    $     -      $  191,533
 Interest income              140               -              -             140
                        ---------          ----------    --------   -----------
     Total income          61,863             129,810          -         191,673
                        ---------          ----------    --------   -----------
EXPENSES
  Investment
   advisory fees          44,625               25,912     25,858[1]       96,395
  12b-1 fees - Class A    22,303                5,000     20,877[2]       48,180
  12b-1 fees - Class C        36                                              36
  Recordkeeping and
   administrative
   services               15,000                           4,279[3]       19,279
  Legal and audit fees    16,652               24,802   (24,802)[4]       16,652
  Transfer agent fees     36,797               55,904   (44,944)[4]       47,757
  Custodian and
   accounting fees        21,072               22,696   (18,696)[4]       25,072
  Shareholder servicing
   and reports,
   distribution           20,194               19,000   (19,000)[4]       20,194
  Org expense amort       11,012                                          11,012
  Merger-related expenses                                 4,000 [5]        4,000
  Registration             6,524                5,500    (5,500)[4]        6,524
  Miscellaneous           11,890               29,599   (29,599)[4]       11,890
                       ---------            ----------  -----------   ----------
  Total expenses         206,105              188,413   (87,527)         306,991
   Management fee
   waiver and
   reimbursed
   expenses             (116,669)                   -      1,523[6]    (115,146)
   Custody credits          (771)                   -          -           (771)
                      -----------           ----------  -----------   ----------
     Net expenses         88,665              188,413    (86,004)        191,074
                      -----------           ----------  -----------   ----------

    Net investment
     gain (loss)        (26,802)              (58,603)    86,004             599
                      ----------            ----------  ---------     ----------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON
   INVESTMENTS
   Net realized gain
   (loss) on
   investments        (215,733)                18,626          -       (197,107)
   Net realized
   gain on option
   contracts written        -                 102,551           -        102,551
   Net increase in
    unrealized
    appreciation
    on investments    709,230                 140,254           -        849,484
                     --------               ----------    --------     ---------
   Net gain on
    investments       493,497                 261,431           -        754,928
                    ---------               ----------    ---------    ---------
   Net increase
    in net assets
    resulting from
    operations      $466,695                 $202,828      $86,004      $755,527
                    ========                 ========     ========      ========

[1] - Increase in advisory fees reflects the higher fee charged by the New
      Market Fund's investment advisor,The London Company of Virginia ("TLC"), pursuant to the Investment Advisory Agreement between TLC and the New Market Fund.

[2] - Increase in Class A 12b-1 fees reflects the higher rate allowed under New
      Market Fund's Rule 12b-1 Plan.

[3] - Adjustment to administrative services reflects the contractual rate between the New Market Fund and the Administrator.

[4] - Adjustment reflects the elimination of duplicative costs.

[5] - Adjustment reflects estimated merger costs to be incurred by the Combined
      Fund.

[6] - Adjustment to fee waivers reflects the expense limitation of the New
      Market Fund.

NOTES TO COMBINING PRO FORMA FINANCIAL STATEMENTS OF THE
NEW MARKET FUND AND THE OLD DOMINION INVESTORS' TRUST
August 31, 2003 (unaudtied)


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

     The New Market Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified open-end management company. The Fund was established in June, 1998 as a series of TWF which has allocated to the Fund 50,000,000 shares of its 750,000,000 shares of $.01 par value common stock. Initial outside investors purchased shares of the fund on June 30, 1998. However, operations of the Fund did not commence until October 1, 1998. The Fund currently offers two Classes of shares ("Class A" and "Class C"). Old Dominion Investors' Trust, Inc. (the "Trust") is registered under the 1940 Act as a diversified, open-end management investment company. The Trust was organized on July 17, 1951 as a Virginia corporation.

     The investment objective of the Fund is to achieve long-term growth of capital by investing in a portfolio composed of common stocks and securities convertible into common stock, such as warrants, convertible bonds, debentures or convertible preferred stock.

     The unaudited pro forma combined Statements of Assets and Liabilities, Statement of Operations and Schedule of Investments reflect the accounts of the New Market Fund and the Old Dominion Investors' Trust as if the proposed reorganization occurred as of and for the year ended August 31, 2003. These statements have been derived from each fund's annual report to shareholders for the year ended August 31, 2003. The New Market Fund will be the accounting survivor of the reorganization.

     The reorganization involves the transfer of substantially all of the assets and stated liabilities of the Old Dominion Investors' Trust to the New Market Fund in exchange for shares of the New Market Fund and the pro rata distribution of such shares of the New Market Fund to the shareholders of the Old Dominion Investors' Trust, as provided in the Plan of Reorganization. Shareholders of the Old Dominion Investors' Trust would receive Class A shares of the New Market Fund. The reorganization is intended to qualify as a tax-free reorganization so that shareholders of the Old Dominion Investors' Trust will not recognize any gain or loss through the exchange of shares in the reorganization.

     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Money market investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

     B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund has a capital loss carryforward of $545,332 available to offset future capital gains, if any, which expires in 2008 and 2009. As of August 31, 2003, the Fund has a post-October capital loss deferral of $271,271 which will be recognized in the following tax year.

     C. Security Transactions and Income. As is common in the industry, security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     D. Deferred Organizational Expenses. All of the expenses of TWF incurred in connection with its organization and the public offering of its shares have been assumed by the series funds of TWF. The organization expenses allocable to The New Market Fund are being amortized over a period of fifty-six (56) months.

     E. Accounting Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     F.  Class  Net  Asset  Values  and  Expenses.  All  income,   expenses  not
attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Each class bears different distribution expenses. Ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period for the effect of expenses applicable for each class.

     G. Option Accounting Principles. When the Fund sells an option, the premium received is recorded as a liability. Each day the option contract liability is valued in accordance with the procedures for security valuations discussed above. When an offsetting option is purchased (closing transaction) or the option contract expires, the Fund realizes a gain or loss and the liability related to such option contract is eliminated. When an option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premiums originally received.

NOTE 2 - SERVICE PROVIDERS

     The London Company of Virginia ("TLC") will continue to serve as the Fund's investment advisor after the reorganization. First Dominion Capital Corporation ("FDCC") will continue to serve as the Fund's distributor after the reorganization. Brown Brothers Harriman & Company will continue to serve as the custodian to the Fund after the reorganization. Fund Services, Inc. will continue to serve as the transfer agent to the Fund after the reorganization.


NOTE 3 - INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER

     Pursuant to an  Investment  Advisory  Agreement,  the  Advisor,  The London
Company of Virginia, ("TLC"), provides investment advisory services for an annual fee of 1.0% of the average daily net assets of the Fund. Prior to April 1, 2003, investment advisory services were provided by Virginia Management Investment Corporation ("VMIC"). TLC has contractually agreed to waive its fees and reimburse the Fund through December 31, 2003 for expenses in order to limit the operating expenses to 1.99% of average net assets. In addition, VMIC has guaranteed the obligations of TLC under this expense limitation agreement. For the year ended August 31, 2003, the advisor waived fees of $44,625 and reimbursed other expenses of $72,044. As of August 31, 2003 the Fund was due $33,661 from the Advisor.

     The Advisor will be entitled to reimbursement of fees waived or remitted by the Advisor to the Fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or remitted by the Advisor to the Fund during any of the previous five years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund. The total amount of recoverable reimbursements as of August 31, 2003 was $401,548.

     The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Fund or TLC may finance activities which are primarily intended to result in the sale of the Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund or TLC. The Fund or TLC may incur such distribution expenses at the rate of .50% per annum on the Fund's A Class average daily net assets, and at the rate of .75% on the Fund's C Class average daily net assets. For the year ended August 31, 2003, there were $22,339 of distribution expenses incurred by the Fund.

     The Fund has also adopted a shareholder servicing plan for its Class C shares that provides that the Fund will compensate the Distributor with a servicing fee at the rate of .25% per annum of the C Class average daily net assets for the distributor's role of paying various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholder accounts. For the year ended August 31, 2003, there were $9 of servicing fees incurred.

     As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its Administrative Agent,
$23,155 for providing shareholder services, record-keeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky filings and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives .20% of average daily net assets, with a minimum fee of $15,000.

     First Dominion Capital Corporation ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. Underwriting commissions and fees received by FDCC in connection with the distribution of the Fund's shares during the year ended August 31, 2003 were $170. Also, a two percent redemption fee is charged on shares held less than one year and is retained by the Fund to defray market effects, taxes, and expenses created by short-term investments in the Fund. Shares redeemed subject to a redemption fee will receive a lower redemption value per share.

     First Clearing Corp. is an affiliated broker of the Fund. First Clearing Corp. received as commission $3,956 from the Fund in connection with the purchases and sales of securities in the Fund's portfolio during the year ended August 31, 2003.

     Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $36,065 for its services for the year ended August 31, 2003.

     Certain officers and/or directors of the Fund are also officers, principals and/or directors of VMIC, CSS, FDCC and FSI.


NOTE 4 - CAPITAL SHARES

     The share reconciliation includes an increase in the combined shares outstanding due to the fact that, at August 31, 2003, the net asset value per share of the Fund, Class A ($12.15) was lower than the net asset value of the Trust ($15.67). The pro forma number of shares outstanding consists of the following:

           Shares Outstanding   Additional Shares Issued      Pro Forma Shares
           at August 31, 2003    in the Reorganization        at August 31, 2003

Fund
  Class A    395,764                   452,655                      848,419


NOTE 5 - MERGER COSTS

     Each Fund will bear its own expenses incurred in connection with the reorganization, including any legal and accounting and financial advisors' fees.

                              THE WORLD FUNDS, INC.
                               (the "Registrant")

                           PART C - OTHER INFORMATION



ITEM 15.   INDEMNIFICATION.

Reference is made to Article EIGHTH of the Registrant's Articles of Incorporation, which are incorporated herein by reference to Exhibit No. 23(a)(1) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255) as filed with the U.S. Securities and Exchange Commission (the "SEC") on December 26, 2001 ("PEA No. 19"). Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defenses of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16.   EXHIBITS.

(1) Articles of Incorporation.

      (a) Articles of Incorporation of the Registrant dated May 8, 1997, as filed with the State of Maryland Department of Assessments and Taxation ("State of Maryland") on May 9, 1997 are incorporated herein by reference to Exhibit No. 23(a)(1) of PEA No. 19.

      (b) Articles Supplementary dated July 29, 1997, as filed with the State of Maryland on July 30, 1997, creating the CSI Equity Fund and the CSI Fixed Income Fund are incorporated herein by reference to Exhibit
          No. 23(a)(2) of PEA No. 19.

      (c) Articles Supplementary dated June 19, 1998, as filed with the State of Maryland on June 23, 1998, creating the Third Millennium Russia Fund and The New Market Fund are incorporated herein by reference to Exhibit No. 23(a)(3) of PEA No. 19.

      (d) Articles Supplementary dated June 22, 1998, as filed with the State of Maryland on June 24, 1998, increasing the authorized shares of the Registrant from 250,000,000 to 500,000,000 are incorporated herein by reference to Exhibit No. 23(a)(4) of PEA No. 19.

     (e) Articles Supplementary dated December 9, 1999, as filed with the State of Maryland on March 2, 2000, creating GenomicsFund.com are incorporated herein by reference to Exhibit No. 23(a)(5)of PEA No. 19.

     (f) Articles Supplementary dated April 3, 2000, as filed with the State of Maryland on April 27, 2000, creating the Global e Fund are incorporated herein by reference to Exhibit No. 23(a)(6)of PEA No. 19.

     (g) Articles Supplementary dated April 14, 2000, as filed with the State of Maryland on June 2, 2000, creating the Monument EuroNet Fund, are incorporated herein by reference to Exhibit No. 23(a)(2)(f) of Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the SEC on May 12, 2000 ("PEA No. 11").

     (h) Articles Supplementary dated May 24, 2000, as filed with the State of Maryland on June 6, 2000, increasing the authorized shares of the Registrant from 500,000,000 to 750,000,000, are incorporated herein by reference to Exhibit No. 23(a)(2)(g) of Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the SEC on August 18, 2000 ("PEA No. 12").

     (i) Articles Supplementary dated October 4, 2000, as filed with the State of Maryland on October 5, 2000, reclassifying shares of the Global e Fund into Class A and Class B Shares, are incorporated herein by reference to Exhibit No. 23(a)(2)(h) of Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the SEC on October 25, 2000 ("PEA No. 13").

     (j) Articles Supplementary dated December 29, 2000, as filed with the State of Maryland on January 8, 2001, creating the Newby Fund (formerly known as "Newby's Ultra Fund") are incorporated herein by reference to Exhibit No. 23(a)(10) of PEA No. 19.

     (k) Articles of Amendment dated January 10, 2001, as filed with the State of Maryland on January 30, 2001, changing the name of Newby's Ultra Fund to the Newby Fund, are incorporated herein by reference to Exhibit No. 23(a)(3)(a) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on March 13, 2001 ("PEA No. 15").

     (l) Articles of Amendment dated March 9, 2001, as filed with the State of Maryland on March 12, 2000, renaming the existing classes of shares of the Sand Hill Portfolio Manager Fund, the CSI Equity Fund and GenomicsFund.com as Class Y Shares, are incorporated herein by reference to Exhibit No. 23(a)(3)(b) of PEA No. 15.

     (m) Articles Supplementary dated March 9, 2001, as filed with the State of Maryland on March 12, 2000, reclassifying certain of the authorized but unissued shares of the existing class of shares of each of the Sand Hill Portfolio Manager Fund, the CSI Equity Fund and GenomicsFund.com as Class A, Class B and Class C Shares, are incorporated herein by reference to Exhibit No. 23(a)(2)(j) of PEA No. 15.

     (n) Articles of Amendment dated June 8, 2001, as filed with the State of Maryland on June 11, 2001, changing the name of the CSI Equity Fund Class B Shares to CSI Equity Fund Institutional Shares are incorporated herein by reference to Exhibit No. 23(a) (14) of Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the SEC on February 7, 2002 ("PEA No. 21").

     (o) Articles Supplementary dated January 18, 2002, as filed with the State of Maryland on January 22, 2002, dissolving the Monument EuroNet Fund are incorporated herein by reference to Exhibit No. 23(a) (15) of PEA No. 21.

     (p) Articles of Amendment dated July 11, 2002, as filed with the State of Maryland on July 16, 2002, changing the name of the GenomicsFund.com Class Y Shares to GenomicsFund Class Y Shares; changing the name of the GenomicsFund.com Class A Shares to GenomicsFund Class A Shares; changing the name of the GenomicsFund.com Class B Shares to GenomicsFund Class B Shares; and changing the name of the GenomicsFund.com Class C Shares to GenomicsFund Class C Shares are incorporated herein by reference to Exhibit No. 23(a)(16) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the SEC on October 8, 2002 ("PEA No. 24").

     (q) Articles of Amendment dated September 3, 2002, as filed with the State of Maryland on September 5, 2002, changing the name of the Newby Fund to Chase Mid-Cap Growth Fund and further renaming shares from Chase Mid-Cap Growth Fund Investor Class Shares to Chase Mid-Cap Growth Fund Class A Shares; and renaming shares from Chase Mid-Cap Growth Fund Service Class to Chase Mid-Cap Growth Fund Class C Shares are incorporated herein by reference to Exhibit No. 23(a)(17) of PEA No. 24.

     (r) Articles Supplementary dated December 9, 2002, as filed with the State of Maryland on December 16, 2002, creating the Lara Treasury Management Fund are incorporated herein by reference to Exhibit No. 23(a) (18) of Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255) as filed with the SEC on December 19, 2002 ("PEA No. 27").

     (s) Articles of Amendment dated November 4, 2002, as filed with the State of Maryland on November 6, 2002, renaming the existing shares of the New Market Fund and the Third Millennium Russia Fund as Class A Shares are incorporated herein by reference to Exhibit No. 23(a)(19) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255) as filed with the SEC on December 19, 2002 ("PEA No. 28").

     (t) Articles Supplementary dated November 4, 2002, as filed with the State of Maryland on November 6, 2002, reclassifying shares of the New Market Fund and the Third Millennium Russia Fund into Class A, Class B and Class C shares are incorporated herein by reference to Exhibit No. 23(a) (20) of PEA No. 28.

     (u) Articles of Amendment dated March 21, 2003, as filed with the State of Maryland on March 22, 2003, renaming the existing shares of the Lara Treasury Management Fund Class A Shares to the Lara U.S. Treasury Fund Class A Shares; renaming the Lara Treasury Management Fund Class C Shares to the Lara U.S. Treasury Fund Class C Shares; and renaming the Lara Treasury Management Fund Institutional Shares to the Lara U.S. Treasury Fund Institutional Shares are incorporated herein by reference to Exhibit No. 23(a) (21) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 /811-8255) as filed with the SEC on October 16, 2003 ("PEA No. 31").

     (v) Articles Supplementary dated August 18, 2003, as filed with the State of Maryland on August 19, 2003, creating the Vontobel Eastern European Equity Fund are incorporated by reference to Exhibit No. 23(a) (22) of PEA No. 31.

     (w) Articles of Amendment dated September 29, 2003, as filed with the State of Maryland on September 30, 2003, renaming the existing New Market Fund B Shares to the New Market Fund Institutional Shares; and renaming the existing Third Millennium Russia Fund B Shares to the Third Millennium Russia Fund Institutional Shares are incorporated by reference to Exhibit No. 23(a) (23) of PEA No. 31.

     (x) Articles Supplementary dated October 8, 2003, as filed with the State of Maryland on October 9, 2003, creating the Dividend Capital Realty Fund are incorporated by reference to Exhibit No. 23(a) (24) of PEA No. 31.

     (y) FORM OF: Articles of Amendment dated October 16, 2003, to be filed with the State of Maryland, renaming the Dividend Capital Realty Fund as the Dividend Capital Realty Income Fund and to rename the authorized issued and unissued shares of this series of the Registrant as follows:
         Dividend Capital Realty Fund Class A Shares to the Dividend Capital Realty Income Fund Class A Shares; renaming the existing shares of the Dividend Capital Realty Fund Class B Shares to the Dividend Capital Realty Income Fund Class B Shares; renaming the existing shares of the Dividend Capital Realty Fund Class C Shares to the Dividend Capital Realty Income Fund Class C Shares; and renaming the existing shares of the Dividend Capital Realty Fund Class Y Shares to the Dividend Capital Realty Income Fund Class Y Shares are incorporated by reference to Exhibit No. 23(a) (25) of PEA No. 31.

(2) By-Laws.

        The By-Laws of the Registrant are incorporated herein by reference to Exhibit B of the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on June 16, 1997.

(3) Voting Trust Agreement.

        Not Applicable.

(4) Copies of the agreement of acquisition, reorganization, merger, liquidation and any amendments to it.

        The Form of the Agreement and Plan of Reorganization is file herewith as Exhibit A to Part A of the Registration Statement.

(5) Instruments Defining Rights of Security Holders.

        See Article FIFTH and Article SEVENTH, Section 2 of the Articles of Incorporation, which are incorporated herein by reference to Exhibit No. 23(a)(1) of PEA No. 19; and Article II, Article III and Article XI of the By-laws, which are incorporated herein by reference to Exhibit B of the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on June 16, 1997.

(6) Investment Advisory Contracts.

      (a) Investment Advisory Agreement dated October 25, 2000 between Sand Hill Advisors, Inc. and the Registrant on behalf of the Sand Hill Portfolio Manager Fund is incorporated herein by reference to Exhibit No. 23(d)(1) of PEA No. 19.

      (b) Investment Advisory Agreement dated October 14, 1997 between CSI Capital Management, Inc. and the Registrant on behalf of the CSI Equity Fund is incorporated herein by reference to Exhibit No. 23(d)(2) of PEA No. 19.

      (c) Investment Advisory Agreement dated October 14, 1997 between CSI Capital Management, Inc. and the Registrant on behalf of the CSI Fixed Income Fund is incorporated herein by reference to Exhibit No. 23(d)(3) of PEA No. 19.

      (d) GenomicsFund.

           (1) Investment Advisory Agreement dated March 1, 2002 between xGENx, LLC and the Registrant on behalf of GenomicsFund (formerly known as Genomicsfund.com) is incorporated herein by reference to Exhibit No. 23 (d) (6) of PEA No. 11.

           (2) Investment Advisory Agreement dated March 25, 2003 between Commonwealth Capital Management, LLC ("CCM") and the Registrant on behalf of GenomicsFund is to be filed by amendment.

           (3) Sub-Advisory Agreement dated March 25, 2003 between CCM and Satuit Capital Management, LLC ("SCM") is to be filed by amendment.

      (e) New Market Fund.

           (1) Investment Advisory Agreement dated September 21, 1998 between Virginia Management Investment Corporation and the Registrant on behalf of the New Market Fund is incorporated herein by reference to Exhibit No. 23(d)(5) to Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 811-8255) as filed with the SEC on December 30, 1998 ("Amendment No. 5").

           (2) Sub-Advisory Agreement dated September 21, 1998 between Virginia Management Investment Corporation and The London Company of Virginia on behalf of the New Market Fund is incorporated herein by reference to Exhibit No. 23(d)(5) to Amendment No. 5.

           (3) Investment Advisory Agreement dated March 31, 2003 between The London Company of Virginia and the Registrant, on behalf of the New Market Fund is to be filed by amendment.

      (f) Third Millennium Russia Fund.

          (1) Investment Advisory Agreement dated December 21, 1999 between Third Millennium Investment Advisors, LLC ("TMIA") and the Registrant on behalf of the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(d)(8) of PEA no. 19.

      (g) Chase Mid-Cap Growth Fund (formerly known as the Newby Fund).

          (1) Investment Advisory Agreement dated August 31, 2002 between Chase Investment Counsel Corp. and the Registrant on behalf of the Chase Mid-Cap Growth Fund is incorporated herein by reference to Exhibit No. 23(d)(7)(a) of PEA No. 24.

          (2) Investment Advisory Agreement dated December 12, 2000 between xGENx, LLC and the Registrant on behalf of the Newby Fund is incorporated herein by reference to Exhibit No. 23 (d)(9)(a) of PEA No. 21.

          (3) Investment Advisory Agreement dated August 9, 2001 between CCM and the Registrant on behalf of the Newby Fund is incorporated herein by reference to Exhibit No. 23(d)(9)(b) of PEA No. 21.

          (4) Sub-Advisory Agreement dated August 9, 2001 between CCM and xGENx, LLC on behalf of the Newby Fund is incorporated herein by reference to Exhibit No. 23(d)(9)(c) of PEA No. 21.

      (h) Investment Advisory Agreement dated April 1, 2003 between the Lara Group, Ltd., and the Registrant on behalf of the Lara U.S. Treasury Fund is incorporated herein by reference to Exhibit No. 23(d)(8) of PEA No. 31.

      (i) FORM OF: Investment Advisory Agreement between Dividend Capital Investments LLC and the Registrant on behalf of the Dividend Capital Realty Income Fund is incorporated herein by reference to Exhibit No. 23 (d)(9) of PEA No. 31.

      (j) FORM OF: Investment Advisory Agreement between CCM and the Registrant on behalf of the Vontobel Eastern European Equity Fund is incorporated herein by reference to Exhibit No. 23(d)(1) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255) as filed with the SEC on October 17, 2003 ("PEA No. 32").

(7) Underwriting Contracts.

      Distribution Agreement dated August 19, 1997 between First Dominion Capital Corp. ("FDCC") and the Registrant on behalf of Sand Hill Portfolio Manager Fund, CSI Equity Fund, CSI Fixed Income Fund, GenomicsFund.com, Third Millennium Russia Fund, The New Market Fund and Newby Fund is incorporated herein by reference to Exhibit No. 23(e)(1) of PEA No. 19.

(8) Bonus or Profit Sharing Contracts.

      Not Applicable.

(9) Custodian Agreements.

      (a) Custodian Agreement dated October 28, 1998 between Brown Brothers Harriman & Co. ("BBH") and the Registrant is incorporated herein by reference to Exhibit No. 23(g)(3) of Amendment No. 5.

      (b) Foreign Custody Manager Delegation Agreement dated June 26, 1998 between BBH and the Registrant is incorporated herein by reference to Exhibit No. 23(g)(3) of PEA No. 19.

(10) 12b-1 Plans/18f-3 Plans.

      (a) 12b-1 Plans.

           (1) Sand Hill Portfolio Manager Fund.

                 (a) The Distribution Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m)(8)(a) of PEA No. 15.

                (b) The Distribution and Services Plan for Class B Shares is incorporated herein by reference to Exhibit No.
                    23(m)(8)(b)of PEA No. 15.

                  (c) The Distribution and Services Plan for Class C Shares is
                      incorporated herein by reference to Exhibit No.
                    3(m)(8)(c)of PEA No. 15.

           (2) CSI Equity Fund.

                  (a) The Distribution Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m)(9)(a) of PEA No.
                    15.

                  (b) The Distribution and Services Plan for Class C Shares is
                      incorporated herein by reference to Exhibit No.
                    23(m)(9)(c)of PEA No. 15.

           (3) GenomicsFund (formerly known as GenomicsFund.com).

                  (a) The Distribution Plan for Class Y Shares is incorporated herein by reference to Exhibit No. 23(m)(3) of PEA No. 11.

                  (b) The Distribution Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m)(10)(a) of PEA No. 15.

                  (c) The Distribution and Service Plan for Class B Shares is
                      incorporated herein by reference to Exhibit No.
                    23(m)(10)(b)of PEA No. 15.

                  (d) The Distribution and Service Plan for Class C Shares is
                      incorporated herein by reference to Exhibit No.
                    23(m)(10)(c)of PEA No. 15.

         (4) New Market Fund.

                (a) The Distribution Plan for Class A Shares of the New Market
                    Fund is incorporated herein by reference to Exhibit No. 23(m)(2)of Amendment No. 5.

                  (b) The Distribution and Service Plan for Class B Shares is
                      incorporated herein by reference to Exhibit No.
                    23(m)(4)(b)of PEA No. 28.

                  (c) The Distribution and Service Plan for Class C Shares is
                      incorporated herein be reference to Exhibit No.
                    23(m)(4)(c)of PEA No. 28.


        (5) Third Millennium Russia Fund.

                  (a) The Distribution Plan is incorporated herein by reference to Exhibit No. 23(m) (1) of Amendment No. 5.

                  (b) Distribution and Service Plan for Class B Shares is
                    incorporated herein by reference to Exhibit No. 23(m)(5)(b) of PEA No. 30.

                  (c) Distribution and Service Plan for Class C Shares is
                    incorporated herein by reference to Exhibit No. 23(m)(5)(c) of PEA No. 30.

        (6) Chase Mid-Cap Growth Fund (formerly known as the Newby Fund).

                 (a) The Distribution Plan for Class C Shares (formerly known as
                    Service Class Shares) is incorporated herein by reference to Exhibit No. 23(m)(7) (a) of PEA No. 13.

                  (b) Shareholder Servicing Plan and related Agreement are
                      incorporated herein by reference to Exhibit No. 23(m)
                    (6)(b) of Post-Effective Amendment No. 25 to the Registrants Registration Statement on Form N-lA (File Nos. 333-29289/811-8255) as filed with the SEC on October 31, 2002 ("PEA No. 25).

        (7) Distribution and Service Plan for Class C Shares of the Lara U.S. Treasury Fund is incorporated herein by reference to Exhibit No. 23(m) (7) of PEA No. 27.

        (8) Dividend Capital Realty Income Fund.

                     (a) The Distribution and Service Plan for Class Y Shares is
                       incorporated herein by reference to Exhibit No. 23(m)
                     (8)(a) of PEA No. 31.

                  (b) The Distribution and Service Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m)
                     (8)(b) of PEA No. 31.

                  (c) The Distribution and Service Plan for Class B Shares is incorporated herein by reference to Exhibit No. 23(m)
                     (8)(c) of PEA No. 31.

                  (d) The Distribution and Service Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m)
                     (8)(d) of PEA No. 31.

  (b) Rule 18f-3 Plan.

       (1) Rule 18f-3 Multiple Class Plan for the Sand Hill Portfolio Manager Fund is incorporated herein by reference to Exhibit No. 23(n)(3)of PEA No. 15.

       (2) Rule 18f-3 Multiple Class Plan for the CSI Equity Fund is incorporated herein by reference to Exhibit No. 23(n)(4) of PEA No. 19.

       (3) Rule 18f-3 Multiple Class Plan for GenomicsFund (formerly known as GenomicsFund.com) is incorporated herein by reference to Exhibit No. 23(n)(5) of PEA No. 19.

       (4) Rule 18f-3 Multiple Class Plan for the Chase Mid-Cap Growth Fund (formerly known as the Newby Fund) is incorporated herein by reference to Exhibit No. 23(n)(6) of PEA No. 19.

       (5) Rule 18f-3 Multiple Class Plan for the Lara U.S. Treasury Fund is incorporated herein by reference to Exhibit No. 23(n)(5) of PEA No. 27.

       (6) Rule 18f-3 Multiple Class Plan for the New Market Fund is incorporated herein by reference to Exhibit No. 23(n)(6) of PEA No. 28.

       (7) Rule 18f-3 Multiple Class Plan for the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(n)(7) of PEA No. 30.

       (8) Rule 18f-3 Multiple Class Plan for the Dividend Capital Realty Income Fund is incorporated herein by reference to Exhibit 23(n)(8) of PEA No. 31.

(11) Legal Opinion.

       The Opinion and Consent of Greenberg Traurig, LLP with respect to the shares being issued is incorporated herein by reference to Exhibit No. 23(i) to Post- Effective Amendment No. 34 to the Registrant's Registration Statement on Form N- 1A (File Nos. 333-29289/811-8255), as filed with the SEC on December 12, 2003.

(12) Other Opinions.

       Tax Opinion of Counsel of Greenberg Traurig, LLP is filed herewith as Exhibit (12).

(13) Other Material Contracts.

       Not Applicable.

(14) Other Opinions, Appraisals or Rulings.

       (a) Consent of Greenberg Traurig, LLP.
       (b) Consent of Briggs, Bunting and Dougherty, LLP.
       (c) Consent of Tait, Weller and Baker.

(15) Omitted Financial Statements.

       Not Applicable.

(16) Powers-of-Attorney.

       Not Applicable.

(17) Additional Exhibits.

      (a) Prospectus of the New Market Fund dated January 2, 2004.

      (b) Statements of Additional Information of the New Market Fund dated January 2, 2004.

      (c)  Annual Report of the New Market Fund dated August 31, 2003.

      (d) Prospectus of Old Dominion Investors' Trust, Inc. dated December 29, 2003.

      (e) Statement of Additional Information of Old Dominion Investors' Trust, Inc. dated December 29, 2003.

      (f) Annual Report of Old Dominion Investors' Trust, Inc. dated August 31, 2003.

      (g) Form of Proxy Card for shareholders of Old Dominion Investors' Trust, Inc.



ITEM 17.  UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each Post-Effective Amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bond fide offering of them.

                                   SIGNATURES


As required by the Securities Act of 1933, this Pre-Effective Amendment No. 2 to the Registration Statement has been signed on behalf of the Registrant, in the City of Richmond, and State of Virginia on the 11th day of February, 2004.


THE WORLD FUNDS, INC.
--------------------------------------------------------------------------------
Registrant


/S/ JOHN PASCO, III
--------------------------------------------------------------------------------
By:   John Pasco, III
      Chairman and Chief Executive Officer
      (Signature and Title)

As required by the Securities Act of 1933, this Pre-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                 Title                Date
---------------------          -------------------  ---------------------

/S/ JOHN PASCO, III
---------------------          Director, Chairman       February 11, 2004
John Pasco, III                Chief Executive
                                Officer and Chief
                                Financial Officer

/S/ SAMUEL BOYD, JR.
----------------------         Director                 February 11, 2004
Samuel Boyd, Jr.


/S/ PAUL M. DICKINSON
----------------------         Director                 February 11, 2004
Paul M. Dickinson


/S/ WILLIAM E. POIST
----------------------         Director                 February 11, 2004
William E. Poist

                                                              Exhibit No. 16(12)

February 9, 2004

Old Dominion Investors' Trust, Inc.
110 Bank Street
Suffolk, VA 23434

The World Funds, Inc.
1500 Forest Avenue, Suite 223
Richmond, VA 23229

      Re: Agreement and Plan of Reorganization by and between Old Dominion Investors' Trust, Inc. and The World Funds, Inc.

Dear Ladies and Gentlemen:

You have asked for our opinion as to certain Federal income tax consequences of the transactions contemplated in the above-referenced Agreement and Plan of Reorganization (the "Reorganization Agreement")

                                   Background

Old Dominion Investors' Trust, Inc. (the "Transferor Fund") is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Act"). The World Funds, Inc. ("TWF") is an open-end management investment company registered with the SEC under the Act. TWF has several series, one of which is the New Market Fund (the "Surviving Fund").

At the Closing Date of the reorganization (as defined in the Reorganization Agreement), it is contemplated that the Transferor Fund will transfer substantially all of its assets and known liabilities to the Surviving Fund in exchange for Class A Shares of the Surviving Fund. The Transferor Fund will then distribute the Class A Shares to the shareholders of the Transferor Fund in exchange for all outstanding shares of the Transferor Fund, and the existence of the Transferor Fund will be terminated. All of the above steps constitute the "Transactions."

For purposes of this opinion, we have relied on certain written representations of Officers of the Transferor Fund and TWF, copies of which are attached hereto, and have assumed such representations to be true. We have also assumed that the Reorganization Agreement substantially in the form included as Exhibit A to the Combined Proxy Statement/Prospectus (the "Proxy Statement"), a draft of which is part of the Registration Statement (the "Registration Statement") being filed this day with the SEC on Form N-l4, will be duly authorized by the parties and approved by the shareholders of the Transferor Fund, and the appropriate documents will be filed with the appropriate government agencies.

                                   Conclusions

Based upon the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Department regulations in effect as of the date hereof, current published administrative positions of the Internal Revenue Service contained in revenue rulings and procedures, and judicial decisions, and upon the assumptions and representations referred to herein and the documents provided to us by you (including the Proxy Statement and the Reorganization Agreement), it is our opinion for Federal income tax purposes that:

(i) the acquisition of substantially all of the assets and assumption of the known liabilities of the Transferor Fund by the Surviving Fund in return for Class A Shares of the Surviving Fund followed by the distribution of such shares to the shareholders of the Transferor Fund, as provided in the Reorganization Agreement, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) or 368(a)(1)(D) of the Code, and each such Fund will be "a party to the reorganization" within the meaning of section 368(b) of the Code;

(ii) in accordance with sections 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized by the Transferor Fund as a result of the Transactions;

(iii) in accordance with section 1032(a) of the Code, no gain or loss will be recognized by the Surviving Fund as a result of the Transactions;

(iv) in accordance with section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Transferor Fund upon the receipt of the Class A Shares of the Surviving Fund in exchange for their shares of the Transferor Fund;

(v) in accordance with section 358(a)(1) of the Code, the tax basis of the Class A Shares of the Surviving Fund received by the shareholders of the Transferor Fund will be the same as the tax basis of the shares of the Transferor Fund exchanged therefore in the Transactions;

(vi) in accordance with section 362(b) of the Code, the tax basis of the assets received by the Surviving Fund in the Transactions will be the same as the tax basis of such assets in the hands of the Transferor Fund immediately before the Transactions;

(vii) in accordance with section 1223(1) of the Code, the holding period of the Class A Shares of the Surviving Fund received by the shareholders of the Transferor Fund will include the holding period of the shares of the Transferor Fund exchanged therefore, provided that at the time of the exchange the shares of the Transferor Fund were held as capital assets;

(viii) in accordance with section 1223(2) of the Code, the holding period of the Surviving Fund with respect to the assets acquired in the Transactions will include the period during which such assets were held by the Transferor Fund; and,

(ix) in accordance with section 381(a) of the Code, the Surviving Fund will succeed to the tax attributes of the Transferor Fund described in section 381(c) of the Code.

This opinion represents our best legal judgment, but it has no binding effect or official status of any kind, and no assurance can be given that contrary positions may not be taken by the Internal Revenue Service or a court concerning the issues. We express no opinion relating to any Federal income tax matter except on the basis of the facts described above. Additionally, we express no opinion on the tax consequences under foreign, state or local laws. In issuing our opinion, we have relied solely upon existing provisions of the Code, existing and proposed regulations thereunder, and current administrative positions and judicial decisions. Such laws, regulations, administrative positions and judicial decisions are subject to change at any time. Any such change could affect the validity of the opinion set forth above. Also, future changes in Federal income tax laws and the interpretation thereof can have retroactive effect.

We hereby consent to the filing of this opinion with the SEC as an exhibit to the Registration Statement. We also consent to the references to our firm under the captions "Summary -- Federal Tax Consequences" and "Approval of the Reorganization Agreement -- Tax Considerations" in the Proxy Statement. In furnishing these consents, we do not concede that we come within the categories of persons whose consent is required under section 7 of the Securities Act of 1933 or under the rules and regulations of the SEC issued thereunder.

                                Very truly yours,



                               /s/ Greenberg Traurig, LLP
                               GREENBERG TRAURIG, LLP

                       OLD DOMINION INVESTORS' TRUST, INC.
                                 110 Bank Street
                             Suffolk, Virginia 23434

                               February 9, 2004

Greenberg Traurig, LLP
200 Park Avenue
New York, NY 10166

      Re: Agreement and Plan of Reorganization by and between Old Dominion Investors' Trust, Inc. and The World Funds, Inc.

Dear Ladies and Gentlemen:

The World Funds, Inc. ("TWF") and we have requested your opinion as to certain Federal income tax matters in connection with the proposed reorganization (the "Reorganization") of Old Dominion Investors' Trust, Inc. (the "Transferor Fund") into the New Market Fund of TWF (the "Surviving Fund") pursuant to the above-referenced Agreement and Plan of Reorganization (the "Reorganization Agreement") by and between the Transferor Fund and TWF. At the Closing Date of the Reorganization (as defined in the "Reorganization Agreement"), it is contemplated that the Transferor Fund will transfer substantially all of its assets and known liabilities to the Surviving Fund in exchange for Class A Shares of the Surviving Fund. The Transferor Fund will then distribute the Class A Shares of the Surviving Fund to the shareholders of the Transferor Fund in exchange for all outstanding shares of the Transferor Fund, and the existence of the Transferor Fund will be terminated. All of the above steps constitute the "Transactions." To enable you to render such opinion, we are furnishing the following representations:

1. The Transferor Fund qualified as a "regulated investment company" under Part I of Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended, for its most recently ended taxable year and will so qualify for its current taxable year.

2. The Transferor Fund will transfer to the Surviving Fund assets consisting of at least 90% of the fair market value of the Transferor Fund's net assets and at least 70% of the fair market value of its gross assets immediately prior to the Transactions. For purposes of this assumption, all of the following shall be considered as assets of the Transferor Fund held immediately prior to the
Transactions: (a) amounts used by the Transferor Fund to pay its expenses in connection with the Transactions and (b) all amounts used to make redemptions of or distributions on such Transferor Fund's shares (except for distributions of net investment company taxable income and net capital gains, other than net capital gains resulting from sales of assets for the purpose of satisfying investment objectives of the Surviving Fund, if any, that differ from the existing investment objectives of the Transferor Fund).

3. The Transferor Fund will, as of the Closing Date, distribute the Class A Shares of the Surviving Fund received in the Transactions to the Transferor Fund's shareholders in complete liquidation of the Transferor Fund and, having made such distributions, will take all necessary steps to terminate its existence.

4. Prior to the Transactions, the Transferor Fund will continue its historic business within the meaning of Treasury Regulations section 1.368-1(d) and will not dispose of more than fifty percent (50%) of the fair market value of its assets for the purpose of satisfying investment objectives of the Surviving Fund, if any, that differ from the existing investment objectives of the Transferor Fund.

5. At the time of the Transactions, the adjusted income tax basis and the fair market value of the assets to be transferred by the Transferor Fund to the Surviving Fund will each equal or exceed the sum of the liabilities to be assumed by such Surviving Fund or to which such transferred assets are subject.

6. At the time of the Transactions, there will be no plan or intention by the shareholders of the Transferor Fund who own five percent (5%) or more of the Transferor Fund's stock and, to the best of the knowledge of the management of the Transferor Fund, no plan or intention on the part of the remaining shareholders of the Transferor Fund, to redeem or exchange a number of Class A Shares of the Surviving Fund's stock to be received in the Transactions that would reduce the Transferor Fund shareholders' ownership of Surviving Fund stock to a number of shares having a value, as of the time of the Transactions, of less than fifty percent (50%) of the value of all of the formerly outstanding stock of the Transferor Fund immediately prior to the Transactions. For purposes of this assumption, (a) shares of the Transferor Fund surrendered by dissenters will be treated as outstanding Transferor Fund stock immediately prior to the Transactions, and (b) shares of the Transferor Fund and the Surviving Fund held by Transferor Fund shareholders and otherwise redeemed (except for redemptions occurring in the ordinary course of the Surviving Fund's business as an open-end investment company) in anticipation of the Transactions, or subsequent to the Transactions pursuant to a plan or intention that existed at the time of the Transactions, also will be taken into account.

7. The Transferor Fund is not and will not be under the jurisdiction of a court in a case under Title 11 of the United States Code or a receivership, foreclosure or similar proceeding in any Federal or State court.

8. The liabilities of the Transferor Fund that will be assumed by the Surviving Fund and the liabilities, if any, to which the transferred assets will be subject were incurred by the Transferor Fund in the ordinary course of its business.

9. No consideration other than voting shares of the Surviving Fund will be issued in exchange for the assets of the Transferor Fund acquired in the Reorganization.

      10. Each party shall each bear its own expenses incurred in connection with entering into and consummating the transaction contemplated by the Reorganization Agreement.

11. The Transactions have been proposed for the purposes set forth in the Combined Proxy Statement/Prospectus, a draft of which is part of the Registration Statement being filed this day with the Securities and Exchange Commission.

We understand that you will, and expressly authorize you to, rely upon each of the foregoing representations in rendering your opinion of even date herewith. We undertake to advise you promptly if we become aware of any facts or circumstances that would cause any representation that we have given to be incorrect.

                                Very truly yours,

                               OLD DOMINION INVESTORS' TRUST, INC.

                               By:  /s/ Cabell B. Birdsong
                                    Name:   Cabell B. Birdsong
                                    Title:  Secretary and Treasurer

                                THE WORLD FUNDS, INC.
                            1500 Forest Avenue, Suite 223
                               Richmond, VA 23229

                               February 9, 2004

Greenberg Traurig, LLP
200 Park Avenue
New York, NY 10166

      Re: Agreement and Plan of Reorganization by and between Old Dominion Investors' Trust, Inc. and The World Funds, Inc.

Dear Ladies and Gentlemen:

Old Dominion Investors' Trust, Inc. (the "Transferor Fund") and we have requested your opinion as to certain Federal income tax matters in connection with the proposed reorganization (the "Reorganization") of the Transferor Fund into the New Market Fund (the "Surviving Fund") of The World Funds, Inc. ("TWF") pursuant to the above-referenced Agreement and Plan of Reorganization (the "Reorganization Agreement") by and between the Transferor Fund and TWF. At the Closing Date of the Reorganization (as defined in the Reorganization Agreement), it is contemplated that the Transferor Fund will transfer substantially all of its assets and known liabilities to the Surviving Fund in exchange for Class A Shares of the Surviving Fund. The Transferor Fund will then distribute the Class A Shares of the Surviving Fund to the shareholders of the Transferor Fund in exchange for all outstanding shares of the Transferor Fund, and the existence of the Transferor Fund will be terminated. All of the above steps constitute the "Transactions." To enable you to render such opinion, we are furnishing the following representations:

1. The Surviving Fund qualified as a "regulated investment company" under Part I of Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended, for its most recently ended taxable year and will so qualify for its current taxable year.

2. Following the Transactions, the Surviving Fund will continue the historic business of the Transferor Fund or will use a significant portion of the Transferor Fund's historic business assets in a business. In particular, the Surviving Fund will retain at least fifty percent (50%) of the assets of the Transferor Fund immediately after the Transactions, and will retain at least thirty-three and one-third percent (33-1/3%) of the assets of the Transferor Fund for at least twelve months after the Transactions.

3. At the time of the Transactions, the Surviving Fund will not have any plan or intention to reacquire any of its Class A Shares issued in the Transactions, except in the ordinary course of business.

4. At the time of the Transactions, the Surviving Fund will not have any plan or intention to sell or otherwise to dispose of any of the assets of the Transferor Fund acquired in the Transactions, except for dispositions made in the ordinary course of business.

5. There is and will be no intercorporate indebtedness between the Surviving Fund and the Transferor Fund that was issued, acquired or will be settled at a discount.

6. The Surviving Fund does not own, will not own and has not owned during the past five years, directly or indirectly, any stock of the Transferor Fund.

7. No consideration other than voting shares of the Surviving Fund will be issued in exchange for the assets of the Transferor Fund acquired in the Reorganization.

8. Each party shall each bear its own expenses incurred in connection with entering into and consummating the transaction contemplated by the Reorganization Agreement.

9. The Transactions will be accomplished for the purposes set forth in the Combined Proxy Statement/Prospectus, a draft of which is part of the Registration Statement being filed this day with the Securities and Exchange Commission.

We understand that you will, and expressly authorize you to, rely upon each of the foregoing representations in rendering your opinion of even date herewith. We undertake to advise you promptly if we become aware of any facts or circumstances that would cause any representation that we have given to be incorrect.

                                Very truly yours,


                               THE WORLD FUNDS, INC.



                               By:/s/ John Pasco, III
                                  Name: John Pasco, III
                                  Title: Chairman of the Board and
                                         Chief Executive Officer

                                                           Exhibit No. 16(14)(a)





                               CONSENT OF COUNSEL

      We hereby consent to the use and incorporation by reference in Pre-Effective Amendment No. 2 to the Registration Statement on Form N-14 under the Investment Company Act of 1940, as amended (the "1940 Act"), of The World Funds, Inc. (the "Company"), of our firm's opinion and consent of counsel with respect to the Company's shares which was filed as Exhibit No. 23(i) to Post-Effective Amendment No. 34 to the Company's Registration Statement on Form N-1A under the 1940 Act (File Nos. 333-29289/811-8255) on December 12, 2003.





                                    GREENBERG TRAURIG, LLP



                                    /s/ Steven M. Felsenstein
                                    Steven M. Felsenstein, a Shareholder


Philadelphia, Pennsylvania
February 11, 2004

                                                           Exhibit No. 16(14)(b)





              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We have issued our report dated September 25, 2003 accompanying the August 31, 2003 financial statements of Old Dominion Investors' Trust, Inc. which are incorporated by reference on the Registration Statement Form N-14 of the World Funds, Inc. We consent to the use of the aforementioned report in the Registration Statement and Prospectus.

                                /s/ Briggs, Bunting & Dougherty, LLP
                                BRIGGS, BUNTING & DOUGHERTY, LLP


Philadelphia, Pennsylvania
February 11, 2004

                                                           Exhibit No. 16(14)(c)










              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




We consent to the use of our report dated October 10, 2003 on the financial statements and financial highlights of The New Market Fund, a series of shares of The World Funds, Inc. Such financial statements and financial highlights appear in the 2003 Annual Report to Shareholders which is incorporated by reference in the Registration Statement on Form N-14 of The World Funds, Inc. We also consent to the references to our Firm in the Registration Statement.


                                    /s/ Tait, Weller & Baker
                                    TAIT, WELLER & BAKER






Philadelphia, Pennsylvania
February 11, 2004

                                                           Exhibit No. 16(17)(a)

                                 NEW MARKET FUND


                                 ------------

                                   PROSPECTUS
                                 ------------


                                Prospectus dated

                                 January 2, 2004

                                   PROSPECTUS

                              THE WORLD FUNDS, INC.
                                 New Market Fund


                        Prospectus dated January 2, 2004


This prospectus describes the New Market Fund (the "Fund"), a series of shares offered by The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund seeks long-term growth of capital by investing in a non-diversified portfolio of common stocks and securities convertible into common stock. The Fund currently offers three classes of shares, two of which, Class A Shares and Class C Shares, are offered by this prospectus.













As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

                                TABLE OF CONTENTS


                                                                            PAGE

Risk/Return Summary....................................................1
Performance Information................................................1
Fees and Expenses......................................................3
Objective and Strategies...............................................4
Risks..................................................................5
Management.............................................................5
Shareholder Information................................................6
Purchasing Shares......................................................7
Redeeming Shares.......................................................8
Additional Information.................................................9
Distributions and Taxes...............................................11
Distribution Arrangements.............................................12
Financial Highlights..................................................15
More Information..............................................Back Cover

                               RISK/RETURN SUMMARY

Investment Objective -- Long-term growth of capital.

Principal Investment Strategies -- Under normal circumstances, the Fund will invest at least 65% of its net assets in common stocks or securities convertible into common stocks, such as warrants, convertible bonds, debentures or convertible preferred stock.

Principal Risk -- The principal risk of investing in the Fund is that the value of its investments are subject to market, economic and business risk that may cause the net asset value ("NAV") to fluctuate over time. Therefore, the value of your investment could decline and you could lose money. There is no assurance that the adviser will achieve the Fund's objective.

The Fund operates as a non-diversified fund for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). This means that the Fund may invest a larger portion of its assets in a small number of securities. This may cause the market action of the Fund's larger portfolio positions to have a greater impact on the Fund's NAV, which could result in increased volatility.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile -- You may want to invest in the Fund if you are seeking long-term growth of capital and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. The Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

                             PERFORMANCE INFORMATION

The bar chart and performance table show how the Fund has performed in the past and gives some indication of the risks of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. The returns shown below are for Class A Shares of the Fund. Class C Shares should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear difference expenses. The bar chart shows how the performance of the Class A Shares of the Fund has varied from year to year. The bar chart figures do not include any sales charges that an investor will pay when they buy or sell Class A Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the average annual total returns of the Fund's Class A Shares for the periods ended December 31, 2003 to the Lipper Large Cap Value Index. Keep in mind that past performance (before and after taxes) may not indicate how well the Fund will perform in the future.

[bar chart goes here]

1999  ( 1.72%)
2000    5.61%
2001    1.08%
2002  ( 2.08%)
2003   23.64%

[end bar chart]


During the periods shown in the bar chart, the highest return for a calendar quarter was 14.30% (quarter ending 6/30/03) and the lowest return for a calendar quarter was (9.84%)(quarter ending 09/30/01).


Average Annual Total Return
(for the periods ending December 31, 2003)

                                                         Since
                                    One        Five      Inception
                                    Year       Years     (10/1/98)


Class A Shares
Return Before Taxes(1)                    16.54%    1.46%     4.29%
Return After Taxes
  on Distributions(1)                     16.54%    1.46%     4.29%
Return After Taxes on Distributions and
     Sale of Fund Shares(1)               10.75%    1.24%     3.70%
Class C Shares(2)                         21.17%    2.66%     5.48%
---------------------------------

Lipper Large Cap Value Index(3)           28.00%    1.20%     4.88%

(1) After tax returns are shown for Class A Shares only. After tax returns for Class C shares will be different. After tax returns are calculated using the historical highest individual federal marginal income tax rates, and do
     not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
     After-tax returns show are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or in retirement accounts.

(2) These returns represent the performance of the Class A Shares but they have been restated to include the effect of the 2.00% deferred sales charge
     payable on redemptions of Class C Shares. Class C Shares are also subject to distribution and service fees at an annual rate of 1.00% of the Fund's
     Class C Share assets. Had the performance of the Class A Shares of the Fund been restated to reflect these distribution and service fees, the average annual total returns would have been lower.

(3) Lipper Large Cap Value Index is an unmanaged index. The Lipper Large Cap Value Index is an equally-weighted performance indice, adjusted for capital
     gains distributions and income dividends, of the largest 30 qualifying equity funds that, by practice, invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The index is not adjusted to reflect deductions for fees, expenses or taxes that the SEC requires to be reflected in the
     Fund's performance.

                                FEES AND EXPENSES

As an investor, you pay certain fees and expenses if you buy and hold shares of the Fund. The maximum transaction costs and total annual expenses associated with investing in shares of the Fund are described in the table below and are further explained in the example that follows:

-------------------------------------------------------------------------------
Shareholder Transaction Fees  (fees paid   directly   from your investment)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                                               Class A   Class C
                                                                Shares    Shares
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Maximum Sales Charge (Load Imposed on Purchases (1)           5.75%   None
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)(2)                       2.00%   2.00%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends   None    None
and Distributions
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Redemption Fees (3)                                           None    None
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Exchange Fees (4)                                             None    None
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Estimated Annual Operating Expenses (expenses that are deducted from Fund assets
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Advisory Fee(5)                                               0.75%   0.75%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Distribution (12b-1) and Service Fees(6)                      0.25%   1.00%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Other Expenses                                                3.62%   3.37%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                          4.62%   5.12%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Fee Waiver and/or Expenses Reimbursements (7)                 2.63%   2.63%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Net Expenses                                                  1.99%   2.49%
-------------------------------------------------------------------------------

(1) As a percentage of the offering price.

(2) If you are in a category of investors who may purchase Class A Shares without a front-end sales charge, you will be subject to a 2.00% deferred sales charge if you redeem your shares within three hundred sixty (360) days of purchase. A deferred sales charge of 2.00% is imposed on the proceeds of Class C Shares redeemed within two (2) years. The charge is a percentage of the net asset value at the time of purchase.

(3)   Your account may be charged $10 for a telephone redemption.

(4)   Your account may be charged $10 for a telephone exchange.

(5) The London Company of Virginia (the "Adviser") has voluntarily reduced it advisory fee from 1.00% to 0.75% effective January 1, 2004.

(6) The Fund has a Distribution and Service Plan (the "12b-1 Plan") for its Class A and Class C shares. The 12b-1 Plan may pay a maximum distribution fee of 0.50% for Class A Shares and 1.00% (0.75% for distribution expenses and 0.25% for shareholder services) for Class C Shares.

(7) In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive fees and/or assume other expenses so that the ratio of total annual operating expenses of the Fund's Class A Shares is limited to 1.99% until August 31, 2004 and Class C Shares is limited to 2.49% for the first three years following commencement of operations.

Example:

The following expense examples show the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund, you redeem all of your shares at the end of the periods indicated, you earn a 5.00% annual return and the Fund's operating expenses remain the same. Because actual return and expenses will be different, the examples are for comparison only.

Based on these assumptions, your costs would be:

                           1 Year(1) 3 Years   5 Years        10 Years
                           --------- -------   -------        --------

  Class A Shares           $765      $1,666     $2,573         $4,872
  Class C Shares (2)        452         776      1,877          4,620

(1) The cost shown for the first year reflects the cap imposed by the expense limitation agreement.

(2) With respect to Class C Shares, the above examples assume payment of the applicable sales charge at the time of redemption. If you hold Class C Shares, and you did not sell your shares during the periods indicated, your costs would be $252 for the one year period.

                            OBJECTIVE AND STRATEGIES

The Fund's investment objective is long-term growth of capital. The Fund will seek to achieve its investment objective by investing in a non-diversified portfolio consisting primarily of common stocks or securities convertible into common stocks, such as, warrants, convertible bonds, debentures or convertible preferred stock.

Under normal circumstances, the Fund will invest at least 65% of its net assets in common stocks or securities convertible into common stocks. The Fund will not be limited to investing in the securities of companies of any particular size, or to securities traded in any particular market. It is the Fund's policy to focus its investments on profitable, financially stable growth companies. It is anticipated that such companies will generate high returns on invested capital. The companies will generally be unleveraged, characteristically have shareholder-oriented management, and generally tend to have large market capitalizations.

In determining which portfolio securities to sell, the Adviser considers the following: (1) if a security appreciates such that, as a total percentage of our portfolio, it becomes too large; (2) if the sector or security appears to be under-performing; (3) if the company management appears to be engaging in conduct not in the best interest of public shareholders; (4) to sell loss positions in order to reduce taxable gains to our shareholders reflected in earlier sales of positions with gains; and, (5) to raise funds to cover redemptions.

                                      RISKS

Stock Market Risk -- The Fund is subject to stock market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Therefore, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about asset allocation are incorrect, the Fund may not perform as anticipated.

Small Companies Risk -- The Fund may invest a portion of its assets in smaller companies that may involve greater risk than investments in larger, more mature issuers. Smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

Non-diversification -- The Fund is non-diversified under the 1940 Act. However, because it intends to qualify as a "regulated investment company" for purposes of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must meet certain diversification requirements. These include the requirement that at the end of each tax year quarter, at least 50% of the market value of its total assets must be invested in cash, cash equivalents, U.S. government securities and securities of issuers (including foreign governments), in which it has invested not more than 5% of its assets. A regulated investment company is also limited in its purchases of voting securities of any issuer and may invest no more than 25% of the value of its total assets in securities (other than U.S. government securities) of any one issuer or of two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses.

Temporary Defensive Positions -- When the Fund's Adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its total assets in U.S. government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds or certificates of deposits. When the Fund is in a temporary defensive position, it may not achieve its investment objective.

                                   MANAGEMENT

The Company -- The Company was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Company has retained an adviser to manage all aspects of the investments of the Fund.

Investment Adviser -- The London Company of Virginia, located at Riverfront Plaza, West Tower, 901 East Byrd Street, Suite 1350A, Richmond, Virginia 23219, manages the investments of the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The Adviser, subject to the general supervision of the Board of Directors of the Company, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities, and maintains related records.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate equal of 0.75% of the average daily net assets of the Fund. The Adviser has voluntarily reduced it advisory fee from 1.00% to 0.75% effective January 1, 2004. During the fiscal year ended August 31, 2003, the Adviser received advisory fees from the Fund at the annual rate of 1.00% of the Fund's average daily net assets. However, the Adviser waived fees and reimbursed expenses so that the ratio of total operating expenses for the Fund's Class A Shares did not exceed 1.99% of the average daily net assets and 2.49% for the Fund Class C Shares average daily net assets through August 31, 2003.

In the interest of limiting expenses of the Fund's Class A and Class C shares, the Adviser has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive fees and/or assume other expenses so that the ratio of total annual operating expenses of the Fund's Class A Shares is limited to 1.99% until August 31, 2004 and Class C Shares is limited to 2.49% for the first three years following commencement of operations. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors of the Company.

Portfolio Manager -- Since the Fund's commencement of investment operations on October 1, 1998, Mr. Stephen Goddard has been principally responsible for the portfolio management of the Fund. Mr. Goddard, who controls the Adviser, has been President of the Adviser since its founding and has been active in the investment field professionally for more than sixteen years. Mr. Goddard is also a director and shareholder of Virginia Management Investment Corporation ("VMIC").

Prior to April 1, 2003, VMIC was the investment manager to the Fund. VMIC was entitled to receive management fees from the Fund at an annual rate equal of 1.00% of the average daily net assets of the Fund. For the fiscal year ended August 31, 2002, VMIC waived its entire fee.

                             SHAREHOLDER INFORMATION

The Fund's share price, called its NAV per share, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (generally, 4:00 p.m. Eastern time) on each business day (the "Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets attributable to the Fund's Class A or Class C shares, subtracting any liabilities attributable to the applicable class of shares and then dividing by the total number of the applicable classes' shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of the various classes may vary.

If a security or securities that the Fund owns are traded when the NYSE is closed (for example in an after-hours market) the value of the Fund's assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Fund's assets may not occur on days when the Fund is open for business.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors.

                                PURCHASING SHARES

Minimum Investments -- The minimum initial investment in each class of shares of the Fund is $1,000. Additional investments in each class of shares of the Fund must be in amounts of $100 or more. The Fund retains the right to waive the minimum initial investment or to refuse to accept an order.

Share Class Alternatives -- The Fund offers investors three different classes of shares, two of which, Class A and Class C shares, are offered by this prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares in which you choose to invest. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives. For additional details about share class alternatives see "Distribution Arrangements".

Public Offering Price -- When you buy shares of the Fund, you will receive the public offering price per share as determined after your order is received in proper form. The public offering price is equal to the Fund's NAV plus an initial sales charge, if any. The Fund reserves the right to refuse to accept an order in certain circumstances, such as, but not limited to, orders from short-term investors such as market timers, or orders without proper documentation.

Investing By Mail -- For initial purchases, the account application form, which accompanies this prospectus, should be completed, signed and mailed to Fund Services, Inc. (the "Transfer Agent") at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, together with a check made payable to the Fund. Please be sure to specify which class of shares you wish to invest in. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and taxpayer identification number(s).

Investing by Wire -- You may purchase shares by requesting your bank to transmit funds by wire directly to the Transfer Agent. To invest by wire, please call the Fund at (800) 527-9525 or the Transfer Agent at (800) 628-4077 to advise the Fund of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application form promptly to the Transfer Agent. This application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

                                REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order (see "Signature Guarantees"). The Fund's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order, less any applicable deferred sales charge. You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

We will mail your redemption proceeds to your current address or transmit them electronically to your designated bank account. Except under certain emergency conditions, we will send your redemption proceeds to you within 7 calendar days after the Transfer Agent receives your redemption request in proper form. During unusual market conditions, the Fund may suspend redemptions or postpone the payment of redemption proceeds, to the extent permitted under the Federal securities laws. Delays may occur in cases of very large redemptions, excessive trading or during unusual market conditions. If you purchase your shares by check, the Fund may delay sending the proceeds from your redemption request until your check has cleared. This could take up to 15 calendar days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application for the account to permit the Fund to verify the identity of the person redeeming the shares and to eliminate the need for backup withholding.

The Fund cannot accept requests that specify a certain date for redemption or which specify any other special conditions. Please call (800) 527-9525 for further information regarding redemptions.

If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Redemption by Mail -- To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last thirty (30) days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed properly in order to avoid any processing delays.

Redemption by Telephone -- You may redeem your shares by telephone provided that you request this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the amount of this service fee at any time without prior notice.

Redemption by Wire -- If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

                             ADDITIONAL INFORMATION

Signature Guarantees -- To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial account application. Signature guarantees may be required for certain other reasons. For example, a signature guarantee may be required if you sell a large number of shares or if your address of record on the account has been changed within the last thirty (30) days.

In the case of redemption by mail, signature guarantees must appear on either:
(1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares or dollar amount being redeemed. The Company may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (1) participants in good standing of the Securities Transfer Agents Medallion Program
("STAMP");
(2) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (3) trust companies; (4) firms which are members of a domestic stock exchange; (5) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (6) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Proper Form -- Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small Accounts -- Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year (billed quarterly) from your account or may redeem the shares in your account, if it has a value of less than the required minimum. If you bring your account balance up to the required minimum no account fee or involuntary redemption will occur. The Company will not close your account if it falls below the required minimum solely because of a market decline. The Company reserves the right to waive this fee.

Automatic Investment Plan -- Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of Fund shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Exchange Privileges -- You may exchange all or a portion of your shares in the Fund for shares of the same class of certain other funds having different investment objectives, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction. You won't pay a deferred sales charge on an exchange; however, when you sell the shares you acquire in an exchange, you'll pay a deferred sales charge based on the date you bought the original shares you exchanged.

Modification or Termination -- Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of the Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

General -- The Fund reserves the right in its sole discretion to withdraw all or any part of the offering of shares when, in the judgment of management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

Shareholder Communications -- The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

                             DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions -- Dividends from net investment income, if any, are declared and paid annually. The Fund intends to distribute annually any net capital gains.

Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

Taxes -- In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these tax principles is that distributions on, and sales exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 30% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the Internal Revenue Service (the "IRS") has notified you that you are subject to backup withholding and instructs the Fund to do so.

                            DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Fund's distributor. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts. If you purchase your shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge you pay in order to purchase Fund shares. Class A Shares are subject to a front-end sales charge, a distribution and service fee and a deferred sales charge of 2.00% on Class A Shares redeemed within three hundred sixty (360) days of purchase and for which no front-end sales charge was paid. The following schedule governs the percentage to be received by the selling broker-dealer firm for selling Class A Shares.



Amount of Purchase             Sales Charge as a Percentage of  Dealer
                               -------------------------------- Discount
At the Public                  Offering     Net Amount          as Percentage
of
Offering Price                  Price        Invested           Offering
Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Less than $50,000               5.75%           6.10%           5.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
$50,000  but  less  than        4.50%           4.71%           3.75%
$100,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
$100,000  but less  than        3.50%           3.63%           2.75%
$250,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
$250,000  but less  than        2.50%           2.56%           2.00%
$500,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
$500,000  but less  than        2.00%           2.04%           1.75%
$1,000,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
$1,000,000 or more              1.00%           1.01%           1.00%
--------------------------------------------------------------------------------

Sales Charges -- Class C Shares. Class C Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in the Fund. First Dominion Capital Corp. pays 1.00% of the amount invested to dealers who sell Class C Shares. A deferred sales charge of 2.00% applies if Class C Shares are sold within two years of purchase.

Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a deferred sales charge. In addition, the deferred sales charge may be waived in certain circumstances. See "Waiver of Deferred Sales Charge -- Class C Shares" below. The deferred sales charge is a percentage of the net asset value at the time of purchase. Class C Shares are subject to a Distribution 12b-1 and Service Fee as described below under "Rule 12b-1Fees".

Right of Accumulation -- Class A Shares. After making an initial purchase, you may reduce the sales charge applied to any subsequent purchases. Your shares purchased will be taken into account on a combined basis at the current net asset value per share in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of shares that are still held in the Fund and that were sold subject to a sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number(s).

Statement of Intention -- Class A Shares. A reduced sales charge on shares of the Fund, as set forth above, applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased.

Waiver of Front-End Sales Charges -- Class A Shares

No sales charge shall apply to:

     (1) reinvestment of income dividends and capital gain distributions;

     (2) exchanges of one fund's shares for those of another fund;

     (3) purchases of Fund shares made by current or former directors, officers, or employees, or agents of the Company, the Adviser, First
          Dominion Capital Corp., and by members of their immediate families, and employees (including immediate family members) of a broker-dealer distributing Fund shares;

     (4) purchases of Fund shares by the Fund's distributor for their own investment account and for investment purposes only;

     (5) a "qualified institutional buyer," as that term is defined under Rule 144A of the Securities Act of 1933, including, but not limited to, insurance companies, investment companies registered under the 1940 Act, business development companies registered under the 1940 Act, and small business investment companies;

     (6) a charitable organization, as defined in Section 501(c)(3) of the Internal Revenue Code (the "Code"), as well as other charitable trusts and endowments, investing $50,000 or more;

     (7) a charitable remainder trust, under Section 664 of the Code, or a life income pool, established for the benefit of a charitable organization as defined in Section 501(c)(3) of the Code;

     (8) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of those investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker or agent;

     (9) institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Code and "rabbi trusts"; and

     (10) the purchase of Fund shares, if available, through certain third-party fund "supermarkets." Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees may be charged by the service-provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker-dealer.

Waiver Of Deferred Sales Charge -- Class C Shares

The deferred sales charge on Class C Shares is waived for:

     (1) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2;

     (2) redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers;

     (3) withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability; and

     (4) withdrawals through Systematic Monthly Investment (systematic withdrawal plan).

Additional information regarding the waiver of sales charges may be obtained by calling the Company at (800) 527-9525. All account information is subject to acceptance and verification by the Fund's distributor.

Rule 12b-1 Fees -- The Board of Directors have adopted a Distribution and Service Plan for the Fund's Class A and Class C shares (collectively, the "12b-1 Plans"). Pursuant to the 12b-1 Plans, the Fund may finance from the assets of a particular class certain activities or expenses that are intended primarily to result in the sale of shares of such class. The Fund finances these distribution and service activities through payments made to the distributor. The fee paid to the distributor by each class is computed on an annualized basis reflecting the average daily net assets of a class, up to a maximum of 0.50% for Class A Share expenses and 1.00% for Class C Share expenses. With respect to Class C Shares, 0.75% represents 12b-1 distribution fees and 0.25% represents shareholder servicing fees paid to institutions that have agreements with the distributor to provide such services. Because these fees are paid out of a classes' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations or the period since the Fund began offering a particular class of shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in shares of the Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the periods presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                     Class A Shares
Class C
                                                                          Period
Period
                                                                           ended
ended
                                  Years ended Aug. 31           Aug. 31
Aug. 31
                            ------------------------------------------
                               2003    2002     2001      2000     1999*
2003*
                               ----    ----     ----      ----    -----
-----
Per Share Operating
Performance
Net asset value,
  beginning of period        $10.97  $11.65    $11.71    $11.64   $10.00
$10.93
Income from investment
operations-
 Net investment loss         (0.07)  (0.10)     (0.09)    (0.03)   (0.03)
(0.07)
 Net realized and unrealized
  gain (loss) on investments  1.25   (0.58)      0.03      0.10     1.67
1.27
                              ----   ------      ----      ----     ----
----
Total from
  investment operations       1.18   (0.68)     (0.06)     0.07     1.64
1.20
                              ----  ------     ------      ----     ----
----
Net asset value,
  end of  period            $12.15  $10.97     $11.65    $11.71   $11.64
$12.13
                           =======  ======     ======    ======   ======
======

Total Return                10.76%  (5.84%)     (0.51%)    0.60%   13.20%
10.98%
Ratios/Supplemental
Data
Net assets,
  end of period(000's)     $4,810  $4,758      $5,662    $5,347  $3,256   $
13
Ratio to average net
assets(A)(D)
 Expenses(B)                 2.00%   2.08%       2.07%   1.99%  1.99%**
2.50%**
Expense ratio-net(C)         1.99%   1.99%       1.99%   1.99%  1.99%**
2.49%**
Net investment loss         (0.60%) (0.80%)    (0.83%)
(0.34%)(0.41%)**(1.10%)**
Portfolio turnover rate     23.54%   7.09%      8.72%  32.86%  8.31%   23.54%

* Commencement of operations for Class A shares was October 1, 1998; commencement of operations for Class C shares was May 1, 2003.
**  Annualized

     (A) Fee waivers and reimbursements reduced the expense ratio and increased net investment income ratio for Class A shares by 2.62% for the year
          ended August 31, 2003, 1.71% for the year ended August 31, 2002,
1.54%
          for the year ended  August 31,  2001,  1.70% for the year ended
August
          31, 2000 and 2.48% for the period ended August 31, 1999.

     (B) Expense ratio has been increased to include custodial fees which were offset by custodian fee credits and before management fee waivers
and
          reimbursements.

     (C) Expense ratio - net reflects the effect of the management fee waivers and reimbursements and custodian fee credits the Fund received.

     (D) Fee waiver and reimbursements reduced the expense ratio and increased net investment income ratio for Class C shares by 2.62% for the year
          ended August 31, 2003.

                                                           Exhibit No. 16(17)(b)


                             THE WORLD FUNDS, INC.
               1500 FOREST AVENUE, SUITE 223, RICHMOND, VA 23229
                                 (800) 527-9525

                       STATEMENT OF ADDITIONAL INFORMATION

                                 NEW MARKET FUND


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectus of the New Market Fund (the "Fund") as listed below, as they may be supplemented or revised from time to time. You may obtain the prospectus of the Fund, free of charge, by writing to The World Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, VA 23229 or by calling (800) 527-9525.

The Fund's audited financial statements and notes thereto for the year ended August 31, 2003 and the unqualified report of Tait, Weller & Baker, the Fund's independent auditors, on such financial statements are included in the Fund's Annual Report to Shareholders for the year ended August 31, 2003 (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report, free of charge, by writing to the Fund or calling (800) 527-9525.

Current prospectuses:

o     Class A and Class C shares
o     Institutional Shares



The date of this SAI is January 2, 2004

                                TABLE OF CONTENTS


PAGE

General Information
Investment  Objective
Strategies  and Risks
Investment  Restrictions
Management  of the  Company
Principal  Securities Holders
Investment  Adviser and Advisory Agreement
Management-Related  Services
Portfolio  Transactions
Capital Stock and Dividends
Plan of Distribution
Additional Information about Purchases and Sales
Tax Status
Investment Performance
Financial Information

                               GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized as a Maryland corporation in May, 1997. The Company is an open-end, management investment company (commonly known as a "mutual fund"), registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This SAI relates to the prospectus for Class A and Class C shares of the New Market Fund (the "Fund"). The Fund is "non-diversified", as that term is defined in the 1940 Act.

The Fund is a separate investment portfolio or series of the Company. The Fund is authorized to issue three classes of shares: Class A Shares imposing a front-end sales charge up to a maximum of 5.75% and charging a distribution (i.e., 12b-1) fee; Class C Shares, which have no front-end sales charge, a deferred sales charge of 2% if shares are redeemed within two (2) years after purchase, and carrying a higher distribution (i.e., 12b-1) fee than Class A Shares; and Institutional Shares, which have no front-end sales charge, charging a 2% deferred sales charge if shares are redeemed within ninety (90) days of purchase and not charging any 12b-1 fees. Each class of shares are substantially the same as they represent interest in the same portfolio of securities and differ only to the extent that they bear different expenses.

             ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information supplements the discussion of the Fund's investment objective and policies. The Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, a "majority of outstanding voting shares" means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval.

                              INVESTMENT OBJECTIVE

The investment objective of the Fund is long-term growth of capital. The Fund will seek to achieve its investment objective by investing in a non-diversified portfolio composed of common stocks or securities convertible into common stocks, such as warrants, convertible bonds, debentures or convertible preferred stock. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks or securities convertible into common stocks.

All investments entail some market and other risks. For instance, there is no assurance that the investment adviser will achieve the investment objective of the Fund. You should not rely on an investment in the Fund as a complete investment program.

                              STRATEGIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

                               INVESTMENT PROGRAMS

Convertible Securities -- The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock or other equity securities, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other equity securities). As with other fixed income securities, generally the price of a convertible security varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such circumstances, the price of a convertible security may be greater than the underlying value of the common stock.

Warrants -- The Fund may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Debentures -- The Fund may invest in debentures which are general debt obligations backed only by the integrity of the borrower and documented by an agreement called an indenture. An unsecured bond is a debenture.

Convertible Preferred Stock -- The Fund may invest in preferred stock which is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in he payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

Most preferred stock is cumulative; if dividends are passed (not paid for any reason), they accumulate and must be paid before common dividends. A passed dividend on non-cumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred, which is limited to the stipulated dividend. Adjustable rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the treasury bill rate or other money market rates. Convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than non-convertible preferred, which behaves more like a fixed-income bond.

Illiquid Securities -- The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, the term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Depositary Receipts -- American Depositary Receipts ("ADRs") are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Like ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and Registered Depositary Certificates ("RDCs") represent receipts for a foreign security. However, they are issued outside of the U.S. The Fund may invest in ADRs, EDRs, GDRs or RDCs.

U.S. Government Securities -- The Fund may invest in U.S. Government securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

U.S. Government securities include (1) securities that have no interest coupons (see "Zero Coupon Securities" below) or have been stripped of their unmatured interest coupons, (2) individual interest coupons from such securities that trade separately, and (3) evidences of receipt of such securities. Such securities that pay no cash income are purchased at a deep discount from their value at maturity. Because interest on zero coupon and stripped securities is not distributed on a current basis, but is, in effect, compounded, such securities tend to be subject to greater market risk than interest-paying fixed income securities.

Municipal Securities -- The Fund may invest in municipal securities. These securities are debt obligations issued by or on behalf of the government of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities. The interest on municipal securities is exempt from federal income tax. The two principal classifications of municipal securities are "general obligation" and "revenue" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

Within these principal classifications of municipal securities there are a variety of categories of municipal securities, including fixed and variable rate securities, municipal bonds, municipal notes, and municipal leases. Variable rate securities bear rates of interest that are adjusted periodically according to formula intended to reflect market rates of interest and include securities who rates vary inversely with changes in market rates of interest. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities.

Corporate Debt Securities -- The Fund may invest in "investment grade" corporate debt securities. The Fund will invest in securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or Standard & Poor's Ratings Group ("S&P") at the time of purchase, or unrated securities which Virginia Management Investment Corporation, the Fund's investment manager (the "Manager"), believes to be of comparable quality. Debt securities rated Baa by Moody's Investors Service, Inc. ("Moody's"), or BBB by Standard & Poor's Ratings Group ("S&P") are generally considered to be investment grade securities although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal or interest payments than is the case for higher rated debt obligations.

 Zero Coupon Securities -- The Fund may invest in zero coupon securities. Certain zero coupon securities are convertible into common stock and offer the opportunity for capital appreciation as increases (or decreases) in the market value of such securities follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stock as they usually are issued with intermediate to short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the securities entitling the holder to redeem the securities and receive a defined cash payment.

Zero coupon securities also include securities issued directly as zero coupon securities by the U.S. Treasury, and U.S. Treasury bonds or notes which have their unmatured interest coupons separated by their holder, typically a custodian bank or investment brokerage firm. The holder separates ("strips") the interest coupons from the underlying principal of the U.S. Treasury security.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped obligations acquire, in effect, discounted obligations that are similar to zero coupon securities that the Treasury sells directly. Once the U.S. Treasury obligation is stripped, the principal and coupons may be sold separately. Typically, the coupons are sold individually or grouped with other coupons with like maturity dates and sold bundled in such form.

Repurchase Agreements -- As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U.S. Government securities. Under a repurchase agreement, the Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under repurchase agreements is considered to be a loan by the Fund. The Manager monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, the Fund's right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Covered Call Options -- The Fund may write (sell) covered call options, including those that trade in the over-the-counter ("OTC") market, and will receive a premium that is designed to increase its return on securities or to provide a partial hedge against declines in the market value of its portfolio securities. The Fund will not engage in such transactions for speculative purposes. A call option gives the purchaser the right, and obligates the writer to sell, in return for a premium paid to the writer by the purchases, a particular security at a predetermined or "exercise" price during the period of the option. A call option is "covered" if the writer owns the underlying security that is the subject of the call option. The writing of call options is subject to risks, including the risk that the Fund will not be able to participate in any appreciation in the value of the securities above the exercise price. OTC call options are sold to securities dealers, financial institutions or other parties (counterparty) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will sell only OTC call options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days.

Unless the parties provide otherwise, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to take delivery of the security underlying an OTC call option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC call option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC call option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its assets in illiquid securities.

Miscellaneous -- The Board of Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the prospectus, provided such investments would be consistent with the Fund's investment objective and that such investments would not violate the Fund's fundamental investment policies or restrictions.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions -- The Fund has adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Fund. All other investment policies and practices described in the prospectus are not fundamental, meaning that the Board of Directors may change them without the approval of shareholders. As a matter of fundamental policy, the Fund may not:

1) As to 50% of its assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof), if as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer.

2) Purchase stock or securities of an issuer (other than the obligations of the United States or any agency or instrumentality thereof), if such purchase would cause the Fund to own more than 10% of any class of the outstanding voting securities of such issuer or, more than 10% of any class of the outstanding stock or securities of such issuer.

3) Act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended, or any foreign law restricting distribution of securities in a country of a foreign issuer.

4)    Buy or sell commodities or commodity contracts.

5) Borrow money except for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. Notwithstanding the foregoing, to avoid the untimely disposition of assets to meet redemptions, the Fund may borrow up to 33 1/3%, of the value of its assets to meet redemptions, provided that it may not make other investments while such borrowings are outstanding.

6)    Make loans.

7) Invest more than 25% of its total assets in securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

8) Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets.

9) Invest in interests in oil, gas, or other mineral explorations or development programs.

10)   Issue senior securities.

11) Participate on a joint or a joint and several basis in any securities trading account.

12) Purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities).

13)   Invest in companies for the purpose of exercising control.

14) Purchase securities on margin, except that it may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities.

15) Engage in short sales.

In applying the fundamental policy and restriction concerning concentration set forth above (i.e., not investing more than 25% of total assets in one industry), investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:

(i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;

(ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; and,

(iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

Non-Fundamental Policies and Restrictions -- In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectus and elsewhere in this SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

1)    Invest more than 15% of its net assets in illiquid securities.

2)    Engage in arbitrage transactions.

3) Except with respect to restriction number 5 above, if a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Investment Programs" sections above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction.

                            MANAGEMENT OF THE COMPANY

Directors and Officers -- The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names, addresses and ages of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The director who is considered an "interested person" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with any manager or investment adviser to a fund of the Company, and the principal underwriter, and officers of the Company, are noted with an asterisk (*).

----------------------------------------------------------------------------
Name, Address and Age Position(s) Number   Principal             Other
                      Held with   of       Occupation(s) During  Directorships
                      Company     Funds    the Past 5 Years      by
                      and Tenure  in                             Directors
                                  Company                        and
                                  Overseen                       Number of
                                                                        Funds in
                                                                             the
                                                                         Complex
                                                                        Overseen

----------------------------------------------------------------------------
----------------------------------------------------------------------------
Interested Directors:
----------------------------------------------------------------------------
----------------------------------------------------------------------------
*  John Pasco, III(1) Chairman,   8        Mr. Pasco is          Vontobel
1500 Forest Avenue    Director             Treasurer and a       Funds,
Suite 223             and                  Director of           Inc. -- 1
Richmond, VA 23229    Treasurer            Commonwealth          Fund; The
(58)                  since May,           Shareholder           World
                      1997                 Services, Inc.        Insurance
                                           ("CSS"), the          Trust --
                                           Company's             1 Fund
                                           Administrator, since
                                           1985; President and
                                           Director of First
                                           Dominion Capital
                                           Corp. ("FDCC"), the
                                           Company's
                                           underwriter;
                                           Director and
                                           shareholder of Fund
                                           Services, Inc., the
                                           Company's Transfer
                                           and Disbursing Agent
                                           since 1987;
                                           President and
                                           Treasurer of
                                           Commonwealth Capital
                                           Management, Inc.
                                           since 1983 which
                                           also owns an
                                           interest an interest
                                           in the investment
                                           adviser to the Third
                                           Millennium Russia
                                           Fund, another fund
                                           of the Company;
                                           President of
                                           Commonwealth Capital
                                           Management, LLC, the
                                           investment adviser
                                           to the GenomicsFund
                                           series of the
                                           Company, since
                                           December, 2000;
                                           Shareholder of
                                           Commonwealth Fund
                                           Accounting, Inc.,
                                           which provides
                                           bookkeeping services
                                           to the Company;
                                           Chairman, Director
                                           and Treasurer of
                                           Vontobel Funds,
                                           Inc., a registered
                                           investment company,
                                           since March, 1997;
                                           Chairman, Trustee
                                           and Treasurer of The
                                           World Insurance
                                           Trust, a registered
                                           investment
                                           company,
                                           since May, 2002. Mr.
                                           Pasco is also a
                                           certified public
                                           accountant.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Non-Interested Directors:
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Samuel Boyd, Jr.      Director    8        Mr. Boyd is Manager   Vontobel
10808 Hob Nail Court  since May,           of the Customer       Funds,
Potomac, MD 20854     1997                 Services Operations   Inc. -- 1
(63)                                       and Accounting        Fund; The
                                           Division of the World Potomac
                                           Insurance Electric Trust -- Power
                                           Company since 1 Fund; August, 1978;
                                           Satuit Director of Vontobel Capital
                                           Funds, Inc., a Management registered
                                           Trust -- investment company, 1 Fund;
                                           since March, 1997; Janus a Trustee of
                                           The Capital World Insurance
                                           Management Trust, a registered Trust
                                           -- investment company, 2 Funds since
                                           May, 2002; a Trustee of Satuit
                                           Capital Management Trust, a
                                           registered investment company, since
                                           October, 2002; a Trustee of Janus
                                           Capital Management Trust, a
                                           registered investment company, since
                                           September, 2003. Mr. Boyd is also a
                                           certified public accountant.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
William E. Poist      Director    8        Mr. Poist is a        Vontobel
5272 River Road       since May,           financial and tax     Funds,
Bethesda, MD 20816    1997                 consultant through    Inc. -- 1
(67)                                       his firm              Fund; The
                                           Management   Funds    World
                                           Consulting for        Insurance
                                           Professionals since   Trust --
                                           1968; Director of     1 Fund
                                           Vontobel Funds,
                                           Inc.,   a registered
                                           investment
                                           company,   since
                                           March, 1997;  and a
                                           Trustee of The World
                                           Insurance Trust, a
                                           registered
                                           investment
                                           company,   since
                                           May, 2002.  Mr.
                                           Poist is also a
                                           certified public
                                           accountant.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Paul M. Dickinson     Director    8        Mr. Dickinson is      Vontobel
8704 Berwickshire     since May,           President of Alfred   Funds,
Drive                 1997                 J. Dickinson, Inc.    Inc. -- 1
Richmond, VA 23229                         Realtors since        Fund; The
(56)                                       April, 1971;          World
                                           Director of Vontobel  Insurance
                                           Funds, Inc., a        Trust --
                                           registered            1 Fund
                                           investment company,
                                           since March, 1997;
                                           and a Trustee of The
                                           World Insurance
                                           Trust, a registered
                                           investment company,
                                           since May, 2002.
----------------------------------------------------------------------------
Officers:
----------------------------------------------------------------------------
----------------------------------------------------------------------------
F. Byron Parker, Jr. Secretary N/A Mr. Parker is N/A 1500 Forest Avenue since May, Secretary of CSS and Suite 222 1997 FDCC since 1986; Richmond, VA 23229 Secretary of (60) Vontobel Funds,
                                            Inc., a registered investment
                                            company, since March, 1997;
                                            Secretary of The World Insurance
                                            Trust, a registered investment
                                            company, since May, 2002; and
                                            partner in the law firm Parker and
                                            McMakin.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
*  Jane H. Williams   Vice        N/A      Ms. Williams is       N/A
245 Lytton Avenue     President            President of Sand
Suite 250             of the               Hill Advisors, Inc.,
Palo Alto, CA         Company              a registered
94301-1465            and                  investment adviser,
(55)                  President            since August, 2000
                      of the               and was the
                            Sand Hill Executive Vice
                      Portfolio            President of Sand
                      Manager              Hill Advisors, since
                      Fund                 1982.
                      series
                      since May,
                      1997.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
*  Leland H. Faust    President   N/A      Mr. Faust is          N/A
One Montgomery Street of the CSI           President of CSI
Suite 2525            Equity               Capital Management,
San Francisco, CA     Fund                 Inc., a registered
94104                 series and           investment adviser,
(57)                  the CSI              since 1978.  Mr.
                              Fixed Faust is also a
                      Income               partner in the law
                      Fund                 firm Taylor & Faust
                      series               since September,
                      since                1975.
                      October,
                      1997.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
*  Stephen Goddard    Vice        N/A      Mr. Goddard has been  N/A
Riverfront Plaza      President            the President and
West Tower            of the               principal
901 East Byrd Street  Company              shareholder of The
Suite 1350A           and                  London Company, a
Richmond, VA 23219    President            registered
(42)                  of the New           investment adviser,
                      Market               since its inception
                      Fund                 and has been the
                      series               portfolio manager of
                      since                the New Market Fund
                      March, 2003          series since its
                                           inception on October
                                           1, 1998. Mr. Goddard
                                           is also a director
                                           and shareholder of
                                           Virginia Management
                                           Investment
                                           Corporation, a
                                           registered
                                           investment adviser.
                                           Mr. Goddard has
                                           fifteen years
                                           experience in senior
                                           portfolio
                                           management, security
                                           analysis and finance.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
*  John T. Connor,    Vice        N/A      Mr. Connor is         N/A
Jr.                   President            President of Third
1185 Avenue of the    of the               Millennium
Americas              Company              Investment Advisors,
32nd Floor            and                  LLC, a registered
New York, NY 10036    President            investment adviser,
(62)                  of the               since April, 1998;
                              Third and Chairman of
                           Millennium ROSGAL Insurance
                      Russia               since 1993.
                      Fund
                      series
                      since
                      October,
                      1998.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
*  Robert J. Sullivan Vice        N/A      Chairman of the       N/A
2608 Goldbug Avenue,  President            Board, President and
Sullivan's Island,    of the               Treasurer of Satuit
SC 29482              Company              Capital Management
(42)                  and                  Trust, an open-end
                      President            investment
                      of the               management company,
                      GenomicsFund         since December,
                      series               2000; Managing
                      since                Director and
                      January,             Investment Officer
                      2003                 of Satuit Capital
                                           Management, LLC, a registered
                                           investment adviser, from June, 2000
                                           to Present; Portfolio Manager and
                                           Senior Equity Analyst at Cadence
                                           Capital Management from 1997 to 2000,
                                           an institutional asset management
                                           firm.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
*  Derwood S. Chase,  Vice        N/A      Mr. Chase is          N/A
Jr.                   President            President of Chase
300 Preston Avenue    of the               Investment Counsel
Suite 403             Company              Corporation, a
Charlottesville, VA   and                  registered
22902                 President            investment adviser,
(70)                  of the               and its predecessor,
                      Chase                since 1957.
                      Mid-Cap
                      Growth
                      Fund since
                      September,
                      2002.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
*  E. Ronald Lara     Vice        N/A      Mr. Lara is the       N/A
8000 Towers Crescent  President            Executive Vice
Drive                 of the               President of the
Suite 660             Company              Lara Group, Ltd., a
Vienna, VA 22182-2700 and                  registered
(59)                  President            investment adviser,
                      of the               since January, 1991.
                      Lara U.S.
                      Treasury
                      Fund
                      series
                      since
                      March,
                      2003.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
*  Russell Platt      Vice        N/A      Mr. Platt is Chief    N/A
518 17th Street,      President            Executive Officer of
Suite 1700,           of the               Forum Partners, an
Denver, CO 80202      Company              investment
                      and                  management firm.
                      President            Previously he was a
                      of the               Managing Director of
                      Dividend             Security Capital
                      Capital              Research and
                      Realty               Management, Inc.'s
                      Income               investment
                      Fund                 management
                      series               subsidiary Prior to
                      since                joining Security
                      December,            Capital, Mr. Platt
                      2003.                served as
                                           President-International of JER
                                           Partners, a real estate investment
                                           company, and prior to that, served
                                           from 1982 to 1999 at Morgan Stanley,
----------------------------------------------------------------------------

          (1) Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Pasco is an
               interested person because: (1) he is an officer of the Company;
               (2) he owns Commonwealth Capital Management, LLC, the adviser to
               GenomicsFund series of the Company; (3) he owns an interest in
               Third Millennium Investment Advisors, LLC, the adviser to another fund of the Company; (4) he owns FDCC, the principal underwriter of the Company; and (5) he owns or controls several of the
               Company's various service providers.

Each director holds office for an indefinite term and until the earlier of: the Company's next meeting of shareholders and the election and qualification of his successor; or until the date a director dies, resigns or is removed in accordance with the Company's Articles of Incorporation and By-laws. Each Officer holds office at the pleasure of the Board of Directors and serves for a period of one year, or until his successor is duly elected and qualified.

The Company has a standing Audit Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The functions of the Audit Committee are to meet with the Company's independent auditors to review the scope and findings of the annual audit, discuss the Company's accounting policies, discuss any recommendations of the independent auditors with respect to the Company's management practices, review the impact of changes in accounting standards on the Company's financial statements, recommend to the Board of Directors the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board of Directors. During its most recent fiscal period ended August 31, 2003, the Audit Committee met two times.

The Company has a standing Nominating Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The Nominating Committee is responsible for the selection and nomination of candidates to serve as directors of the Company. Although the Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as directors, the Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Company, in writing, at the address listed on the cover of this SAI. During the Company's most recent fiscal period ended August 31, 2003, the Nominating Committee did not meet.

The Company does not compensate the directors and officers who are officers or employees of any adviser to a fund of the Company. The directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act, receive an annual retainer of $1,000 and a fee of $200 for each meeting of the directors which they attend in person or by telephone. Mr. Parker, Secretary of the Company, received legal fees from the Company for certain legal services provided to the Company. Directors and officers are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for directors.

As of December 31, 2003 the directors beneficially owned the following dollar range of equity securities in the Fund:

----------------------------------------------------------
Name of Director  Dollar Range of  Aggregate Dollar
                  Equity           Range of Equity
                  Securities in    Securities in All
                          the Fund Funds of the Company
                                   Overseen by the
                                    Directors
----------------------------------------------------------
----------------------------------------------------------
John Pasco, III   None             Over $100,000
----------------------------------------------------------
----------------------------------------------------------
Samuel Boyd, Jr.  None             $10,001-$50,000
----------------------------------------------------------
----------------------------------------------------------
Paul M. Dickinson $0-$10,000       $10,001-$50,000
----------------------------------------------------------
----------------------------------------------------------
William E. Poist  $0-$10,000       $10,001-$50,000
----------------------------------------------------------

For the fiscal year ended August 31, 2003, the directors received the following compensation from the Company:

----------------------------------------------------------
Name and Position Held  Aggregate    Pension    Total
                        Compensation or         Compensation
                        From the     Retirement from the
                        Fund for     Benefits   Company(2)
                        Fiscal       Accrued
                        Year Ended   as Part
                        August 31,   of Fund
                        2003(1)      Expenses
----------------------------------------------------------
----------------------------------------------------------
John Pasco, III,        $-0-        N/A        $-0-
Chairman
----------------------------------------------------------
----------------------------------------------------------
Samuel Boyd, Jr.,       $1,600        N/A        $12,250
Director
----------------------------------------------------------
----------------------------------------------------------
Paul M. Dickinson,      $1,600       N/A        $12,250
Director
----------------------------------------------------------
----------------------------------------------------------
William E. Poist,       $1,600      N/A        $12,250
Director
----------------------------------------------------------

(1) This amount represents the aggregate amount of compensation paid to the directors by the Fund for service on the Board of Directors for the Fund's fiscal year ended August 31, 2003.

(2) This amount represents the aggregate amount of compensation paid to the directors by all funds of the Company for the fiscal year ended August
31,
      2003. The Company consisted of a total of eight funds as of August 31, 2003.

Approval of the Investment Advisory Agreement -- The Board of Directors of the Company and shareholders of the Fund most recently approved the terms and conditions of the Investment Advisory Agreement between The London Company of Virginia (the "Adviser"), on behalf of the Fund, at a special meeting on March 10, 2003. In approving the New Agreement, the Board considered the following factors: (i) the nature, quality and extent of the services provided by the Adviser to Virginia Management Investment Corporation, the Fund's predecessor investment manager ("VMIC") and the Fund in the past; (ii) the representation of the Adviser that it would continue to provide investment advisory and other services to the Fund of at least the scope and quality previously provided to the Fund; (iii) information concerning the Adviser, including information on the qualifications and experience of the portfolio manager and his investment management style; (iv) the recommendation of VMIC that the Adviser be appointed as the investment adviser under the New Agreement; (v) the substantially similar terms and conditions contained in the New Agreement, including the fact that the fees paid would be unchanged; (vi) the benefit to the Fund of maintaining the Adviser since its principal has been the portfolio manager of the Fund and has also furnished research, analysis, advice and recommendations with respect to the purchase and sale of securities and has provided such statistical information and reports as have been required to VMIC since the formation of the Fund; (vii) the representation of the Adviser that in the event of any material change in the personnel and procedures of the Adviser, the Board would be consulted for the purpose of assuring itself that the services provided to the Fund would not be diminished in scope or quality; and (viii) the benefit to the Fund of maintaining continuity of investment advisory services for the Fund, and the belief of the Board that such continuity was advantageous to the Fund as it would minimize any potential expense and disruption involved in restructuring the Fund's investment portfolio.

Sales Loads -- No front-end or deferred sales charges are applied to purchase of Fund shares by current or former directors, officers, employees or agents of the Company, the adviser, the national distributor or principal underwriter and by the members of their immediate families.

              POLICIES CONCERNING PERSONAL INVESTMENT ACTIVITIES

The Fund, the adviser, the national distributor and the principal underwriter have each adopted a Codes of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

The Codes of Ethics are on file with, and can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

Proxy Voting Policies -- The Company is required to disclose information concerning the Fund's proxy voting policies and procedures to shareholders. The Board of Directors has delegated to the Adviser responsibility for decisions regarding proxy voting for securities held by the Fund. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Directors, and which are found in Appendix A. Any material changes to the proxy policies and procedures will be submitted to the Board of Directors for approval. Beginning with the twelve month period ending June 30, 2004, information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 of each year will be available (1) without charge, upon request by calling 800-527-9525 and (2) on the SEC's website at http://www.sec.gov.

                          PRINCIPAL SECURITIES HOLDERS

As of December 31, 2003, the following persons beneficially owned shares of the Fund in the following amounts:

----------------------------------------------------
  Name and Address       Number of     Percentage
                         Shares        of Fund
----------------------------------------------------
----------------------------------------------------
BBH & Co. C/F           34,353.863       8.018%
Suzanne L. Read
305 Jefferson Street
Lexington, Virginia
24450
----------------------------------------------------

                  INVESTMENT ADVISER AND ADVISORY AGREEMENT

The London Company of Virginia, located at Riverfront Plaza, West Tower, 901 East Byrd Street, Suite 1350A, Richmond, Virginia 23219 (the "Adviser"), manages the investments of the Fund pursuant to an investment advisory agreement (the "Advisory Agreement") effective March 10, 2003. Stephen Goddard has been the President and principal shareholder of the Adviser since its inception and has been the portfolio manager of the Fund since its inception on October 1, 1998. Mr. Goddard is also a director and shareholder of Virginia Management Investment Corporation ("VMIC"), the Fund's previous investment manager. Mr. Goddard has sixteen years experience in senior portfolio management, security analysis and finance. After the initial term of two years, the Advisory Agreement may be renewed annually provided such renewal is approved annually by: 1) the Company's directors; or 2) by a majority vote of the outstanding voting securities of the Fund and, in either case, by a majority of the directors who are not "interested persons" of the Company. The Advisory Agreement will automatically terminate in the event of its "assignment," as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon 60 days' written notice to the other party by: (i) the majority vote of all the directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

Under the Advisory Agreement, the Adviser, subject to the supervision of the directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the prospectus and this SAI. The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Adviser also bears the cost of fees, salaries and other remuneration of The Company's directors, officers or employees who are officers, directors, or employees of the Adviser. The Fund is responsible for all other costs and expenses, such as, but not limited to, brokerage fees and commissions in connection with the purchase and sale of securities, legal, auditing, bookkeeping and record keeping services, custodian and transfer agency fees and fees and other costs of registration of the Fund's shares for sale under various state and federal securities laws. The Adviser also maintains books and records with respect to the securities transactions of the Fund and furnishes to the directors such periodic or other reports as the directors may request.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate equal of 0.75% of the average daily net assets of the Fund. The Adviser has voluntarily reduced it advisory fee from 1.00% to 0.75% effective January 1, 2004. During the fiscal year ended August 31, 2003, the Adviser received advisory fees from the Fund at the annual rate of 1.00% of the Fund's average daily net assets. However, the Adviser waived fees and reimbursed expenses so that the ratio of total operating expenses for the Fund's Class A Shares did not exceed 1.99% of the average daily net assets and 2.49% for the Fund Class C Shares average daily net assets through August 31, 2003.

For the period from October 1, 1998 (commencement of operations) through March 10, 2003, VMIC served as investment manager for the Fund. For the fiscal year ended August 31, 2000, VMIC did not receive any compensation, waived fees of $43,177 and reimbursed expenses of $30,623. For the fiscal year ended August 31, 2001, VMIC did not receive any compensation, waived fees of $55,492 and reimbursed expenses of $14,910. For the fiscal year ended August 31, 2002, VMIC did not receive any compensation, waived fees of $54,218 and reimbursed expenses of $38,092.

                           MANAGEMENT-RELATED SERVICES

Administration -- Pursuant to an Administrative Services Agreement with the Company (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Manager. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives an asset-based administrative fee, computed daily and paid monthly, at the annual rate of 0.20% of average daily net assets of the Fund. CSS also receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters. As provided in the Administration Agreement, CSS received $23,155, $20,077 and $18,135 for the fiscal years ended August 31, 2003, 2002 and 2001, respectively. CSS voluntarily waived fees in the amount of $15,000 for the year ended August 31, 2001.

Custodian -- Pursuant to a Custodian Agreement with the Company dated October 28, 1998, as amended June 1, 2000, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, acts as the custodian of the Fund's securities and cash. With the consent of the Company, BBH has designated The Depository Trust Company of New York as its agent to secure a portion of the assets of the Fund. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the Fund outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors.

Accounting Services -- Pursuant to an Accounting Service Agreement (the "Accounting Agreement"), Commonwealth Fund Accounting, Inc. ("CFA"), 1500 Forest Avenue, Suite 100, Richmond, Virginia 23229, is responsible for accounting relating to the Fund and its investment transactions; maintaining certain books and records of the Fund; determining daily the net asset value per share of the Fund; and preparing security position, transaction and cash position reports. CFA also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. CFA is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Company, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records. John Pasco, III, Chairman of the Board of the Company, is a shareholder of CFA, and is its President and Chief Financial Officer. For its services as accounting agent, CFA receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Fund, against a minimum fee plus out-of-pocket expenses. As provided for in the Accounting Agreement, CFA received $13,700, $18,700 and $16,700 for the fiscal years ended August 31, 2003, 2002 and 2001, respectively.

Transfer Agent -- Pursuant to a Transfer Agent Agreement with the Company, Fund Services, Inc. ("FSI" or the "Transfer Agent") acts as the Company's transfer and dividend disbursing agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of CSS (the Administrator of the Fund), owns one-third of the stock of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.

For its services as transfer agent, FSI receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

Distributor -- First Dominion Capital Corp. ("FDCC" or the "Distributor"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of FDCC, and is its President, Treasurer and a director. FDCC is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous. The Distributor is entitled to the front-end sales charge on the sale of Class A as described in the prospectus and this SAI. The Distributor is also entitled to the payment of deferred sales charges upon the redemption of Class A and Class C shares as described in the prospectus and this SAI. In addition, the Distributor may receive Distribution 12b-1 and Service Fees from the Fund, as described in the prospectus and this SAI. For the fiscal year ended August 31, 2002, there were $27,107 of allowable Class A Shares distribution expenses incurred, of which $27,107 were waived. For the fiscal year ended August 31, 2003, there were $22,303 of allowable Class A Shares distribution expenses incurred and $36 of allowable Class C Shares distribution expenses incurred. The Distributor received the following compensation as a result of the sale of the Fund's Class A Shares:

------------------------------------------------------------------------
Fiscal Year or  Net           Compensation  Brokerage     Other
Period Ended    Underwriting  on            Commissions   Compensation
August 31st     Discounts     Redemption                  (1)
                and           and
                Commission    Repurchases
------------------------------------------------------------------------
------------------------------------------------------------------------
2001            $  2,982      None          None          $15,000
------------------------------------------------------------------------
------------------------------------------------------------------------
2002            $  1,205      None          None          None
------------------------------------------------------------------------
------------------------------------------------------------------------
2003            $    170      None          None          $22,303
------------------------------------------------------------------------

(1)     Fees received pursuant to the Fund's Class A Shares Distribution 12b-1
        Plan.

The Distributor received the following compensation as a result of the sale of the Fund's Class C Shares:

------------------------------------------------------------------------
Fiscal Year or  Net           Compensation  Brokerage     Other
Period Ended    Underwriting  on            Commissions   Compensation
August 31st     Discounts     Redemption                  (1)
                and           and
                Commission    Repurchases
------------------------------------------------------------------------
------------------------------------------------------------------------
2003            None          None          None          $36
------------------------------------------------------------------------

(1)   Fees received pursuant to the Fund's Class C Shares Distribution 12b-1
      Plan.

Independent Accountants -- The Company's independent accountants, Tait, Weller and Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the SEC, and prepares the Company's tax returns. Tait, Weller & Baker is located at 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103.

                             PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing the Adviser with investment recommendations, statistical research or similar services useful to the Adviser's investment decision-making process. The term "investment recommendations or statistical research or similar services" means: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (2) furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy.

Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for the Fund may be used by the Adviser for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Adviser may be authorized, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely because of the receipt of research, market or statistical information.

The directors of the Company have adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Adviser has been instructed not to place transactions with an affiliated broker- dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive (1) a price and execution no less favorable than that available from unaffiliated persons; and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The directors review all transactions which have been placed pursuant to those policies and procedures at its meetings.

The Fund paid brokerage commissions as follows:

----------------------------------------
    2001          2002         2003
----------------------------------------
----------------------------------------
   $2,870        $3,600       $3,956
----------------------------------------

The  Fund  paid   brokerage   commissions   to  First   Clearing   Corp.   (an
affiliated broker-dealer) as follows:

----------------------------------------
    2001          2002         2003
----------------------------------------
----------------------------------------
   $2,870        $3,600       $3,956
----------------------------------------

For the fiscal year ended August 31, 2003: (1) 100% of the Fund's aggregate broker commissions were paid to First Clearing Corp.; and (2) 100% of the Fund's aggregate dollar amount of transaction involving payment of commissions were effected through First Clearing Corp.

                               PORTFOLIO TURNOVER

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Fund's portfolio whenever necessary, in the Adviser's opinion, to meet the Fund's objective. The Adviser anticipates that the average annual portfolio turnover rate of the Fund will be less than 50%.

                           CAPITAL STOCK AND DIVIDENDS

The Company is authorized to issue 750,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund, and has further reclassified those shares as follows: Twenty Million (20,000,000) shares for Class A Shares of the series, Fifteen Million (15,000,000) shares for Institutional Shares of the series and Fifteen Million (15,000,000) shares for Class C Shares of the series.

Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in their discretion. When issued for payment as described in the prospectus, shares will be fully paid and non-assessable. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of the Transfer Agent. Each class of shares in the Fund (i.e., Class A, Institutional and Class C shares) bear pro-rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each class will bear the expenses of any distribution and/or service plans applicable to such class. For example, as described below, holders of Class A Shares, Institutional Shares or Class C Shares will bear the expenses of the Distribution 12b-1 and Service Plan applicable to such class. In addition, each class may incur different transfer agency fees and may have different sales charges. Standardized performance quotations are computed separately for each class of shares. The differences in expenses paid by the respective classes will affect their performance.

If they deem it advisable and in the best interests of shareholders, the directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If the directors create additional series or classes of shares, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the directors. Upon the Company's liquidation, all shareholders of a series or class would share pro-rata in the net assets of such series or class available for distribution to shareholders of the series or class, but, as shareholders of such series or class, would not be entitled to share in the distribution of assets belonging to any other series or class.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity transactions made as a result of the Automatic Investment Plan described below.

Shareholders may rely on these statements in lieu of stock certificates

Rule 18f-3 Plan -- The Board of Directors have adopted a Rule 18f-3 Multiple Class Plan on behalf of the Company for the benefit of each of its series. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Fund represents an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; and (ii) subject to certain limitations described in the prospectus, shares of a particular class of the Fund may be exchanged for shares of the same class of another Fund. At present, the Fund offers Class A Shares charging a maximum front-end sales charge of 5.75% and Class C Shares charging a deferred sales charge of 2.00% if shares are redeemed within two (2) years of purchase.

                                  DISTRIBUTION

The Distributor may from time to time offer incentive compensation to dealers (which sell shares of the Fund that are subject to sales charges) allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an underwriter of the Fund's shares.

In connection with promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

Computation of Offering Price -- A hypothetical illustration of the computation of the offering price per share of the Fund's Class A Shares, using the value of the Fund's net assets and the number of outstanding shares of the Fund's
Class A
Shares at the close of business on August 31, 2003 and the maximum front-end sales charge of 5.75%, is as follows:

-----------------------------------------
Net Assets                  $4,822,509
-----------------------------------------
-----------------------------------------
Outstanding Shares            395,764
-----------------------------------------
-----------------------------------------
Net Asset Value Per Share   $   12.15
-----------------------------------------
-----------------------------------------
Sales Load (5.75% of the    $   0.74
offering price)
-----------------------------------------
-----------------------------------------
Offering Price to Public    $  12.89
-----------------------------------------
                              PLAN OF DISTRIBUTION

The Fund has a Plan of Distribution or "12b-1 Plan" for each of its class of shares under which it may finance certain activities primarily intended to sell such class of shares, provided the categories of expenses are approved in advance by the Board of Directors of the Company and the expenses paid under the Plan were incurred within the preceding 12 months and accrued while the 12b-1 Plan is in effect.

The 12b-1 Plan provides that the Fund will pay a fee to FDCC at an annual rate of 0.25% of the Fund's Class A Shares average daily net assets and 1.00% of the average daily net assets attributable to the Fund's outstanding Class C Shares. FDCC has voluntarily reduced the annual rate of the Fund's Class A Shares 12b-1 fee from 0.50% to 0.25% effective January 1, 2004. The fee is paid to FDCC as reimbursement for expenses incurred for distribution-related activities. For the fiscal year ended August 31, 2002, there were $27,108 of allowable Class A Shares' distribution expenses incurred, of which $27,108 were waived. For the fiscal year ended August 31, 2003, there were $22,303 of allowable Class A Shares' distribution expenses incurred and $36 of allowable Class C Shares' distribution expenses incurred.


Under the Class C Shares' 12b-1 Plan, payments by the Company (i) for distribution expenses may not exceed the annualized rate of 0.75% of the average daily net assets attributable to the Fund's outstanding Class C Shares, and (ii) to an institution (a "Service Organization") for shareholder support services may not exceed the annual rates of 0.25% of the average daily net assets attributable to the Fund's outstanding Class C Shares which are owned of record or beneficially by that institution's customers for whom the institution is the dealer of record or shareholder of record or with whom it has a servicing relationship.

Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 under the 1940 Act. Rule 12b-1 defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by the Company". Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with Rule 12b-1, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which shares of the Fund may bear for distribution pursuant to the 12b-1 Plan shares without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Directors, and by a majority of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreement (the "12b-1 Directors"), by vote cast in person at a meeting called for the purpose of considering such amendments.

Shareholder servicing fees are paid to Service Organizations for providing one or more of the following services to such customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; (ii) processing dividend payments from the Fund; (iii) providing sub-accounting or the information necessary for sub-accounting; (iv) providing periodic mailings to customers; (v) providing customers with information as to their positions in the Fund; (vi) responding to customer inquiries; and (vii) providing a service to invest the assets of customers in Class A Shares or Class C Shares (as applicable).

The Company understands that Service Organizations may charge fees to their customers who are the beneficial owners of Class A Shares or Class C Shares (as applicable), in connection with their accounts with such Service Organizations. Any such fees would be in addition to any amounts which may be received by an institution under the applicable 12b-1 Plan. Under the terms of each servicing agreement entered into with the Company, Service Organizations are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Class A Shares or Class C Shares (as applicable).

The Company's Board of Directors have concluded that there is a reasonable likelihood that the 12b-1 Plans will benefit the Fund. The 12b-1 Plans are subject to annual re-approval by a majority of the 12b-1 Directors and are terminable at any time with respect to the Fund by a vote of a majority of the 12b-1 Directors or by vote of the holders of a majority of the applicable classes' outstanding shares of the Fund. Any agreement entered into pursuant to the 12b-1 Plans with a Service Organization is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the 12b-1 Directors, by vote of the holders of a majority of the applicable classes' outstanding shares of the Fund, by FDCC or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

As long as the 12b-1 Plans are in effect, the nomination of the directors who are not interested persons of the Company (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Directors.

               ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares -- You may purchase shares of the Fund directly from FDCC. You may also buy shares through accounts with brokers or dealers and other institutions ("authorized institutions") that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution. The offering price per share for the Fund's Class A Shares is equal to the NAV next determined after the Fund or authorized institution receives your purchase order, plus any applicable sales charge. The offering price per share for the Fund's Class C Shares is equal to the NAV next determined after the Fund or authorized institution receives your purchase order.

Authorized institutions may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual authorized institution. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and this statement of additional information. Your authorized institution will provide you with specific information about any processing or service fees you will be charged.

Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your order to the Fund by the time they price their shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

The Fund reserves the right to reject any purchase order and to suspend the offering of shares of the Fund. Under certain circumstances the Company or the Adviser may waive the minimum initial investment for purchases by officers, directors, and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time.

Exchanging Shares -- Shareholders may exchange their shares for the same class of shares of any other fund offered by the Company, provided the shares of such fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. A written request must have been completed and be on file with the Transfer Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. An exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge the shareholder's account a $10 service fee each time there is a telephone exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

If you request the exchange of the total value of your account from one fund to another, we will reinvest any declared by unpaid income dividends and capital gain distributions in the new fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholder sell their shares of a Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest in short-term, interest-bearing money market instruments.

However, if the Adviser believes that attractive investment opportunities (consistent with the Fund's investment objective and policies) exist immediately, then it will invest such money in portfolio securities in an orderly a manner as is possible.

The proceeds from the sale of shares of the Fund may not be available until the third business day following the sale. The fund you are seeking to exchange into may also delay issuing shares until that third business day. The sale of Fund shares to complete an exchange will be effected at net asset value of the Fund next computed after your request for exchange is received in proper form.

Eligible Benefit Plans -- An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in shares of one or more of the Funds and/or certain other funds.

The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

Selling Shares -- You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions. The Fund's procedure is to redeem shares at the NAV determined after the Fund or authorized institution receives the redemption request in proper order, less any applicable deferred sales charge. Payment will be made promptly, but no later than the seventh day following receipt of the redemption request in proper order.

The Board of Directors may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or
(c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

                          SPECIAL SHAREHOLDER SERVICES

As described briefly in the prospectus, the Fund offers the following shareholder services:

Regular Account -- The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the account application provided with the prospectus to open your account.

Telephone Transactions -- You may redeem shares or transfer into another fund by telephone if you request this service on your initial account application. If you do not elect this service at that time, you may do so at a later date by sending a written request and signature guarantee to the Transfer Agent.

The Company employs reasonable procedures designed to confirm the authenticity of your telephone instructions and, if it does not, it may be liable for any losses caused by unauthorized or fraudulent transactions. As a result of this policy, a shareholder that authorizes telephone redemption bears the risk of losses, which may result from unauthorized or fraudulent transactions which the Company believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions. The Company has designed these questions to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

Automatic Investment Plans -- Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.

Retirement Plans -- Shares of the Fund are available for purchase in connection with the following tax-deferred prototype retirement plans:

1. Individual Retirement Arrangements (IRAs). IRAs are available for use by individuals with compensation for services rendered who wish to use
shares     of the Fund as a funding medium for individual retirement savings.
IRAs
      include traditional IRAs, Roth IRAs and Rollover IRAs.

2. Simplified Employee Pension Plans (SEPs). SEPs are a form of retirement plan for sole proprietors, partnerships and corporations.

For information about eligibility requirements and other matters concerning these plans and to obtain the necessary forms to participate in these plans, please call the Company at (800) 527-9525. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

                                   TAX STATUS

Distributions of Net Investment Income -- The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions of Capital Gains -- The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund. The Fund has a capital loss carryforward of $545,332 available to offset future capital gains, if any, which expires in 2008 and 2009. As of August 31, 2003, the Fund has a post-October capital loss deferral of $271,271 which will be recognized in the following tax year.

Information on the Tax Character of Distributions -- The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be Taxed as a Regulated Investment Company -- The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally does not pay federal income tax on the income and gains it distributes to you. The Board of Directors reserves the right not to maintain the qualifications of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

Excise Tax Distribution Requirements -- To avoid federal excise taxes, the Internal Revenue Code requires the Fund to distribute to shareholders by December 31 of each year, at a minimum the following amounts: 98% of its taxable ordinary income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund Shares -- Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem or exchange your Fund shares for shares of a different fund within the Company, the IRS will require that you report a gain or loss on your redemption or exchange. The gain or loss that you realize will be either a long-term or short-term capital gain or loss depending on how long you held your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations -- Many states grant tax-free status to dividends paid to shareholders from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Received Deduction for Corporations -- Because the Fund's income includes corporate dividends, if the shareholder is a corporation, a portion of its distributions may qualify for the intercorporate dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

                             INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices, in advertisements or in reports to shareholders, The Fund states performance in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information -- From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                          6
           Yield= 2[(a-b+1) -1]
                     cd

Where:

      a    =    dividends and interest earned during the period.
      b    =    expenses accrued for the period (net of reimbursements).
      c    =    the average daily number of shares outstanding during the
                period  that were entitled to receive dividends.
      d    =    the maximum offering price per share on the last day of the period.

The Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value ("NAV") at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the fund's financial statements.

Total Return Performance -- Total return quotations used by the Fund are based upon standardized methods of computing performance mandated by the SEC. The average annual total return (before taxes) of the Fund is calculated according to the following formula:

                 n
                                  P(1+ T) = ERV

Where:

P      = a hypothetical initial payment $1,000
T      = average annual total return
n      = number of years (l, 5 or 10)
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods(or fractional portion thereof).

The average annual total return (before taxes) will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

Return numbers listed below are for Class A Shares and reflect the maximum front-end sales charge of 5.75%. Class C Shares have not operated for a full calendar year. Therefore, no performance information is being presented for Class C Shares. Based on the foregoing, the Fund's average annual total return (before taxes) for Class A Shares for the period or years indicated would be:

------------------------------------------------------------------------
                     Periods ended August 31, 2003
------------------------------------------------------------------------
------------------------------------------------------------------------
     One Year         Five Years        Ten Years      Since Inception
------------------------------------------------------------------------
------------------------------------------------------------------------
      4.42%               N/A              N/A            2.80%(1)
------------------------------------------------------------------------

     (1) Class A Shares' commencement of operations was October 1, 1998

The "average annual total returns (after taxes on distributions)" and "average annual total returns (after taxes on distributions and redemptions)" for the Fund's Class A Shares are included in the prospectus. After-tax returns for Institutional and Class C Shares will be different.

"Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax laws. The calculation disregards (i) the affect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

"Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

The Fund may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specific periods of time by assuming the investment of $10,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Fund may also advertise the performance rankings assigned by the various publications and statistical services, including but not limited to, SEI, Lipper Mutual Performance Analysis, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's, Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA Today and other national or regional publications.

Comparisons and Advertisements -- To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss, total return, or Fund volatility as reported by various financial publications. Advertisements may also compare total return or volatility (as calculated above) to total return or volatility as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

(a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

(b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

(c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

(d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

(e) Lipper - Mutual Fund Performance Analysis, Lipper - Fixed Income Analysis, and Lipper Mutual Fund Indices - measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

(f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

(g) Mutual Fund Source Book and other material, published by Morningstar, Inc. analyzes price, yield, risk, and total return for equity funds.

(h) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Barron's, Financial Times, Investor's Business Daily, New York Times, The Wall Street Journal, and Money magazines publications that rate fund performance over specified time periods.

(i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services, in major expenditure groups.

(j) Standard & Poor's 100 Stock Index - an unmanaged index based on the price of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for option trading.

(k) Morgan Stanley Capital International EAFE Index - an arithmetic, market value-weighted average of the performance of over 1,000 securities on the stock exchanges of countries in Europe, Australia and the Far East.

(l) J.P. Morgan Traded Global Bond Index - is an unmanaged index of government bond issues and includes Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, United Kingdom and United States gross of withholding tax.

(m) IFC Global Total Return Composite Index - An unmanaged index of common stocks that includes 18 developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa (net of dividends reinvested).

(n) Nomura Research, Inc. Eastern Europe an Equity Index - comprised of those equities which are traded on listed markets in Poland, the Czech Republic, Hungary and Slovakia (returns do not include dividends).

In assessing such comparisons of total return or volatility, an investor should keep in mind that the composition of the investments in the reported indices and averages in not identical to the Fund's portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to such other averages.

                              FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                              THE WORLD FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                            Richmond, Virginia 23229
                            Telephone: (800) 527-9525
                      e-mail: mail@shareholderservices.com

The Annual Report for the fiscal year ended August 31, 2003 has been filed with the U.S. Securities and Exchange Commission. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in the Annual Report have been audited by the Fund's independent auditors, Tait, Weller and Baker, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated herein by reference. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

Appendix A

                         THE LONDON COMPANY OF VIRGINIA

                        Proxy and Corporate Action Voting
                             Policies and Procedures

I. POLICY.

The London Company of Virginia (the "Adviser") acts as a discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA") and registered open-end management investment companies (i.e., "mutual funds"). The Adviser is registered with the U.S. Securities and Exchange Commission (the "SEC") as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Some of the Adviser's clients have delegated to the Adviser the authority to vote proxies or act with respect to corporate actions that may arise with respect to securities held within such client's investment portfolio. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions. The Adviser's authority to vote proxies or act with respect to other corporate actions is established through the delegation of discretionary authority under its investment advisory agreements. Therefore, unless a client (including a "named fiduciary" under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, the Adviser will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these policies and procedures.

When voting proxies or acting with respect to corporate actions on behalf of clients, the Adviser's utmost concern is that all decisions be made solely in the best interests of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets in the client's account.

II. PURPOSE.

The purpose of these policies and procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Advisers Act. These policies and procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III. PROCEDURES.

The Adviser is ultimately responsible for ensuring that all proxies received are voted in a timely manner and in a manner consistent with the Adviser's determination of the client's best interests. Although many proxy proposals may be voted in accordance with the Guidelines described in Section V below, some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines.

The Adviser is also responsible for ensuring that all corporate action notices or requests which require shareholder action that are received are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

      A. Conflicts of Interest.

      Where a proxy proposal raises a material conflict between the Adviser's interests and a client's interest, including a mutual fund client, the Adviser will resolve such a conflict in the manner described below:

5. Vote in Accordance with the Guidelines. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

6.    Obtain  Consent  of  Clients.   To  the  extent  that  the  Adviser  has
           discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the conflict so that the client will be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client's account.

      3. Client Directive to Use an Independent Third Party. Alternatively, a client may, in writing, specifically direct the Adviser to forward all proxy matters in which the Adviser has a conflict of interest regarding the client's securities to an identified independent third party for review and recommendation. Where such independent third party's recommendations are received on a timely basis, the Adviser will vote all such proxies in accordance with such third party's recommendation. If the third party's recommendations are not timely received, the Adviser will abstain from voting the securities held by that client's account.

      The Adviser will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified will be addressed as described above in this Section III, A.

      B. Limitations.

      In certain circumstances, in accordance with a client's investment advisory agreement (or other written directive) or where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are certain circumstances where the Adviser will limit its role in voting proxies:

      1. Client Maintains Proxy Voting Authority. Where a client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser for such account, it will promptly be forwarded to the client or specified third party.

      2. Terminated Account. Once a client account has been terminated in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination date. However, the client may specify in writing that proxies should be directed to
           the client (or a specified third party) for action.

      3. Limited Value. If the Adviser determines that the value of a client's economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser may abstain from voting a client's proxies. The Adviser also will not vote proxies received for securities which are no longer held by the client's account. In addition, the Adviser generally will not vote securities where the economic value of the securities in the client account is less than $500.
      4. Securities Lending Programs. When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or other shareholder action) is materially important to the client's account, the Adviser may recall the security for the purposes of voting.

      5. Unjustifiable Costs. In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the
           cost of voting a client's proxy would exceed any anticipated benefits from the proxy proposal.

IV. RECORD KEEPING.

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule: (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all written client requests for proxy voting information; (v) a copy of any written response made by the Adviser to any written or oral client request for proxy voting information; (vi) any documents prepared by the Adviser that were material to making a decision on how to vote or that memorialized the basis for the decision; and (vii) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

The Adviser will describe in its Form ADV, Part II (or other brochure fulfilling the requirement of Rule 204-3 under the Advisers Act) its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients' portfolio securities. The Adviser will also provide to each mutual fund client a copy of its policies and procedures. Clients may obtain information on how their securities were voted or a copy of the policies and procedures by written request addressed to the Adviser.

The Adviser will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX. Form N-PX will provide information concerning each matter relating to a portfolio security considered at any shareholder meeting with respect to which a mutual fund was entitled to vote. Each Form N-PX will need to be filed no later than August 31st of each year, and will cover all proxy votes with respect to which a mutual fund was entitled to vote for the period July 1st through June 30th. The Adviser shall maintain and provide the following information concerning any shareholder meetings with respect to which a mutual fund they manage was entitled to vote:

o     the name of the issuer of the portfolio security;
o     the exchange ticker symbol of the portfolio security1;
o     the CUSIP number of the portfolio security1;
o     the shareholder meeting date;
o     a brief description of the matter voted on;
o     whether the matter was put forward by the issuer or a shareholder;
o whether the mutual fund voted; o how the mutual fund cast its vote; and o whether the mutual fund cast its vote for or against management.

V. GUIDELINES.

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

      A. Oppose.

      The Adviser will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

      3. Issues regarding the issuer's board entrenchment and anti-takeover measures such as the following: a. Proposals to stagger board members' terms; b. Proposals to limit the ability of shareholders to call special meetings; c. Proposals to require super majority votes;
           d. Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares; e. Proposals regarding "fair price" provisions; f. Proposals regarding "poison pill" provisions; and g. Permitting "green mail".

      2. Providing cumulative voting rights.

      B. Approve.

      Routine proposals are those which do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, these issues include:

      1. Election of independent accountants recommended by management, unless seeking to replace if there exists a dispute over policies.

      2. Date and place of annual meeting.

      3. Limitation on charitable contributions or fees paid to lawyers.

      4. Ratification of directors' actions on routine matters since previous annual meeting.

      5. Confidential voting. Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. The Adviser will generally vote to approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

      6.   Limiting directors' liability.

      7. Eliminate preemptive rights. Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

      8. The Adviser will generally vote to approve the elimination of preemptive rights, but will oppose the elimination of listed preemptive rights, e.g., on proposed issues representing more than an
           acceptable level of total dilution.

      9. Employee Stock Purchase Plans.

      10. Establish 40 1(k) Plans.


  C. Case-By-Case.

     The Adviser will review each issue in this category on a case-by-case basis. Voting decisions will he made based on the financial interest of the client involved. These matters include proposals to:

      1. Pay directors solely in stock;

      2. Eliminate director's mandatory retirement policy;

      3. Rotate annual meeting location or date;

      4. Changes in the state of incorporation;

      5. Social and corporate responsibility issues;

      6. Option and stock grants to management and directors; and

      7. Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.

  D. Investment Company Issues.

     From time to time the Adviser will have to vote shares of investment company securities that may be held in a client's account. These matters generally include proposals to:

      1.   Elect directors or trustees;

      2.   Ratify or approve independent accountants;

      3.   Approve a new investment adviser or sub-adviser;

      4.   Approve a change to an investment advisory fee;

      5.   Approve a Distribution (i.e., Rule 12b-1) Plan;

      6. Approve a change in a fundamental investment objective, policy or limitation;

      7.   Approve a change in the state of incorporation; and

      8.   Approve a plan of reorganization or merger.

     The Adviser will generally vote with management's recommendation on the election of directors and trustees, the approval of independent accountants, the approval of a change in a fundamental investment objective, policy or limitation, and the approval of a change in the state of incorporation. On the approval of a new investment adviser or sub-adviser, approval of a change in investment advisory fee, approval of a distribution (i.e., Rule 12b-1) plan, or the approval of a plan of reorganization or merger, the Adviser will review each issue on a case-by-case basis. Voting decisions will be made based on the financial interest of the client involved.
--------------------------------------------------------------------------------
The exchange ticker symbol and CUSIP number may be difficult to obtain for certain portfolio securities, such as foreign issuers. Accordingly, such information may be omitted if it's not available through reasonably practicable means.

                                                                     Exhibit No.
16(17)(c)

THE NEW MARKET FUND

                                   A series of
                              The World Funds, Inc.
                          A "Series" Investment Company

                               For the Year Ended
                                 August 31, 2003

Dear Shareholder,

     Since our last report, the New Market Fund has gained 22%, outperforming the S&P 500 by 10%. For the past three and five years, the Fund has ranked in the top quartile of large cap core funds with the lowest risk rating in the Morningstar universe.

     While the markets have performed well recently, we are cautious near term. The economy is moderately strengthening with the help of the Administration's tax cuts and the Fed's aggressive stimulative monetary policy. Despite this upturn, we believe the market has already discounted the current recovery, plus more.

     This has been an odd so called recovery to say the least. Since the end of the recession the economy has actually lost 1.7 million jobs and year to date we have lost 425,000 jobs. Yet at the end of the third quarter, the S&P was up 13.2% for the year.

     There are several issues we are concerned about. Consumer confidence seems to have stalled with the most recent report of 76.8% versus expectations of 80.5%. Consumers have powered the economy as many benefited from the monetary and fiscal stimulus. Just ask your local mortgage broker. Yet, now it looks like consumers may be pausing, which presents some concerns for economic growth. Job insecurity is becoming an issue again as corporations downsize and outsource jobs overseas to lower cost regions. Although many companies sound more optimistic, they have yet to really increase capital spending or hire in a way to sustain the recovery.

     In addition, the political environment remains volatile. President Bush's approval rating, although still high by historical standards, has declined. There is more criticism of the monetary and fiscal policies that pulled us out of the recession. If the economy does take a turn for the worse, it seems to us that the political drive for more fiscal and monetary stimulus will decrease. Critics (or should we say opportunists) who kept quiet when things were going well in Iraq have come out of the woodwork to question the Nation's Iraq policy. The 2004 election is on the horizon, and will likely keep the political environment alive with cross currents that bear watching.

     What do these issues mean for stocks? We continue to believe that the market will be range bound for the next 5 to 10 years. Stock pickers should outperform indexers and the best performing stocks will be those that produce strong stable cash flows and have the ability to pay high dividends.

     We see a great deal of return from equities coming from excess cash flows. As a result of more favorable tax laws, lack of internal growth opportunities and shareholder pressure, companies will return this cash to their shareholders.

     We also expect further merger and acquisition activity as companies wring out the excess capacity that exists in the economy. These trends are already visible, and we believe they will only accelerate.

     The bottom line is: we are in a mature economy with a rapidly aging population and we are positioning the Fund to benefit from this "New Market."

     Thank you for your continued support.

                                    Best regards,

                                     Stephen

                                     [CHART]

                       COMPARISON OF $10,000 INVESTMENT IN
              THE NEW MARKET FUND VS. LIPPER LARGE CAP VALUE INDEX
                                 CLASS A SHARES

           THE NEW MARKET FUND   LIPPER LARGE CAP VALUE INDEX
           -------------------   ----------------------------
10/1/98          $10.0                     $10.0
8/31/99           11.3                      12.8
8/31/00           11.4                      13.8
8/31/01           11.3                      12.5
8/31/02           10.7                      10.4
8/31/03           11.5                      11.5

Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges.

         Average Annual Total Return for Period Ended August 31, 2003*
                1 Year          3 Year          Since Inception
                4.42%           -0.73%          2.80%


* The total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares

The Lipper Large Cap Value Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends of the largest 30 qualifying equity funds that, by practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. (The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)

                                     [CHART]

                       COMPARISON OF $10,000 INVESTMENT IN
              THE NEW MARKET FUND VS. LIPPER LARGE CAP VALUE INDEX
                                 CLASS C SHARES

           THE NEW MARKET FUND   LIPPER LARGE CAP VALUE INDEX
           -------------------   ----------------------------
5/1/03           $10.00                     $10.00
8/31/03           11.10                      11.07

            Past performance is not predictive of future performance.


         Average Annual Total Return for Period Ended August 31, 2003*
                                     Since Inception
                                     10.98%

* The total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares

The Lipper Large Cap Value Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends of the largest 30 qualifying equity funds that, by practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. (The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)

                               THE NEW MARKET FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 August 31, 2003

          Number                                             Market
          of Shares Security Description                     Value
          --------- --------------------                   ----------
                    COMMON STOCK:                   98.38%

                    CHEMICALS:                       1.79%
            7,480   Ethyl Corp.*                           $   86,170
                                                           ----------

                    COMPUTERS & SERVICES:            2.16%
            3,200   Dell Computer*                            104,416
                                                           ----------

                    CONSUMER GOODS:                 14.09%
            5,000   Energizer Holdings*                       183,900
            8,900   Gillette Co.                              288,894
            3,000   UST Inc.                                  100,200
            4,000   Waste Mgmt Inc.                           106,440
                                                           ----------
                                                                         679,434
                                                           ----------

                    DIVERSIFIED:                     1.31%
              200   Wesco Financial Corp.                      63,202
                                                           ----------

                    ELECTRIC:                        2.97%
            5,000   Intel Corp                                143,100
                                                           ----------

                    ENERGY:                          1.81%
            1,200   Chevrontexaco Corp.                        87,444
                                                           ----------

                    FINANCIALS:                      9.92%
            3,900   Ambac Financial Group                     253,188
            3,000   American Express Co.                      135,150
            1,800   Wells Fargo Co.                            90,252
                                                           ----------
                                                                         478,590
                                                           ----------

                    INSURANCE:                      37.00%
              452   Berkshire Hathaway Inc-Class B*         1,143,560
            1,200   Markel Corp.*                             322,500
              800   White Mountains Insurance                 318,528
                                                           ----------
                                                                       1,784,588
                                                           ----------


                                        4

           Number                                            Market
           of Shares Security Description                    Value
           --------- --------------------                  ----------


                     MANUFACTURING:                  1.47%
             2,400   General Electric                      $   70,968
                                                           ----------

                     MEDICAL:                        3.47%
             1,500   Johnson & Johnson                         74,370
             3,100   Pfizer Inc.                               92,752
                                                           ----------
                                                                         167,122
                                                           ----------

                     REIT:                           9.60%
             7,500   First Industrial Realty Trust            228,375
            12,800   United Dominion Realty Trust             234,496
                                                           ----------
                                                                         462,871
                                                           ----------

                     RETAIL:                         2.79%
             3,484   CarMax Inc.*                             134,308
                                                           ----------

                     TECHNOLOGY:                     4.72%
             5,900   Cisco*                                   112,985
             9,000   EMC Corp Mass*                           114,750
                                                           ----------
                                                                         227,735
                                                           ----------

                     TRANSPORT SERVICES:             5.29%
             3,800   Fedex Corp.                              254,980
                                                           ----------

                     TOTAL INVESTMENTS:
                     (Cost: $3,514,313)**           98.39% $4,744,928
                     Other assets, net               1.61%     77,581
                                                   ------  ----------

                     NET ASSETS                    100.00% $4,822,509
                                                   ======  ==========

*    Non-income producing

**   Cost for  Federal  income tax  purpose  is  $3,514,313  and net unrealized
     appreciation consists of:


                   Gross unrealized appreciation $1,274,028
                   Gross unrealized depreciation    (43,413)
                                                 ----------
                   Net unrealized appreciation   $1,230,615
                                                 ==========


See Notes to Financial Statements

                               THE NEW MARKET FUND
                       STATEMENT OF ASSETS AND LIABILITIES

                                 August 31, 2003
--------------------------------------------------------------------------------
ASSETS
 Investments at value (identified cost of $3,514,313) (Notes 1 & 3) $4,744,928

Cash                                                                    45,102

 Receivables:
   Due from investment advisor (Note 2)           $33,661
   Dividends                                        4,453
   Fund shares sold                                    97
                                                 ----------
                                                   38,211
 Deferred organization costs (Note 1)                                    1,417
 Other assets                                                            2,868
                                                                    ----------
     TOTAL ASSETS                                                    4,832,526
                                                                    ----------

LIABILITIES
 Accrued 12b-1 fees                                                      2,602
 Accrued expenses                                                        7,415
                                                                    ----------
     TOTAL LIABILITIES                                                  10,017
                                                                    ----------
NET ASSETS                                                          $4,822,509
                                                                    ==========

Class A Shares

NET ASSETS                                                          $4,809,975
                                                                    ==========
 NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   ($4,809,975 / 395,764 shares outstanding)                            $12.15
                                                                    ==========

 MAXIMUM OFFERING PRICE PER SHARE ($12.15 x 100/94.25)                  $12.89
                                                                    ==========

Class C Shares

NET ASSETS                                                            $12,534
                                                                    ==========
 NET ASSET VALUE, OFFER AND REDEMPTION PRICE PER SHARE
   ($12,534 / 1,033 shares outstanding)                                 $12.13
                                                                    ==========

At August 31, 2003 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:

Paid in capital                                 $4,408,497
 Accumulated net realized loss on investments     (816,603)
 Net unrealized appreciation of investments      1,230,615
                                                ----------
 Net Assets                                     $4,822,509
                                                ==========


See Notes to Financial Statements

                               THE NEW MARKET FUND
                             STATEMENT OF OPERATIONS

                       For the Year Ended August 31, 2003
-------------------------------------------------------------------------------
   INVESTMENT INCOME
    Dividend income                                        $61,723
    Interest income                                            140
                                                           -------
      Total income                                                 $ 61,863
                                                                    --------

   EXPENSES
    Investment advisory fees (Note 2)                       44,625
    12b-1 fees--Class A (Note 2)                            22,303
    12b-1 and servicing fees--Class C (Note 2)                  36
    Recordkeeping and administrative services (Note 2)      15,000
    Legal and audit fees                                    16,652
    Transfer agent fees (Note 2)                            36,797
    Custodian and accounting fees (Note 3)                  21,072
    Organization expense amortization                       11,012
    Shareholder servicing and reports (Note 2)              20,194
    Registration                                             6,524
    Miscellaneous                                           11,890
                                                           -------
      Total expenses                                                 206,105
    Management fee waiver and reimbursed expenses (Note 2)          (116,669)
    Custody credits (Note 3)                                            (771)
                                                                    ---------
    Net expenses                                                      88,665
                                                                    ---------
    Net investment loss                                              (26,802)
                                                                    ---------

   REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized loss on investments                                (215,733)
    Net increase in unrealized appreciation on investments           709,230
                                                                    ---------
    Net gain on investments                                          493,497
                                                                   ---------
    Net increase in net assets resulting from operations           $ 466,695
                                                                   =========

See Notes to Financial Statements

THE NEW MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                             Year ended        Year ended
                                             August 31, 2003   August 31, 2002
                                             ---------------   ---------------
OPERATIONS
 Net investment loss                          $     (26,802)     $  (43,352)
 Net realized loss on investments                  (215,733)       (385,789)
 Change in unrealized appreciation of
        investments                                 709,230         119,889
                                                 ----------      ----------
 Net increase (decrease) in net assets
        resulting from operations                   466,695        (309,252)

CAPITAL SHARE TRANSACTIONS
 Net increase (decrease) in net assets
        resulting from capital share
        transactions*--Class A                     (413,460)       (594,870)
 Net increase (decrease) in net assets
        resulting from capital share
        transactions*--Class C                      11,478               --
                                                 ----------      ----------
 Net increase (decrease) in net assets              64,713         (904,122)
 Net assets at beginning of year                 4,757,796        5,661,918
                                                 ----------      ----------
NET ASSETS at the end of the year               $4,822,509       $4,757,796
                                                ==========       ==========


* A summary of capital share transactions follows:

            Class A shares:
                                Year ended          Year ended
                              August 31, 2003     August 31, 2002
                            ------------------  ------------------
                             Shares    Value     Shares    Value
                            -------  ---------  -------  ---------
            Shares sold      35,261  $ 377,808   22,951  $ 267,272
            Shares redeemed (73,030)  (791,268) (75,410)  (862,142)
                            -------  ---------  -------  ---------
            Net decrease    (37,769) $(413,460) (52,459) $(594,870)
                            =======  =========  =======  =========

            Class C shares:
                                  Period ended
                                August 31, 2003**
                            ------------------
                             Shares  Value
                            -------  ---------
            Shares sold       1,033  $  11,478
            Shares redeemed      --         --
                            -------  ---------
            Net increase      1,033  $  11,478
                            =======  =========


** Commencement of operations of Class C shares was May 1, 2003.

See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                           Class A Shares                 Class
                                                                          C
                                                                          Shares

                              ------------------------------------------ -------
                                                                 Periods ended
                                   Years ended August 31,        August 31,
                              ---------------------------------  ---------------
                                2003     2002     2001     2000  1999*    2003*
                              ------   ------   ------   ------  -----    ------

Per Share Operating
  Performance
Net asset value, beginning of
  period                      $10.97   $11.65   $11.71   $11.64  $10.00   $10.93
Income from investment
  operations-
 Net investment loss           (0.07)   (0.10)   (0.09)   (0.03) (0.03) (0.07)
Net realized and unrealized
   gain (loss) on investments   1.25    (0.58)    0.03     0.10   1.67     1.27
                              ------   ------   ------   ------  ------    -----
 Total from investment
   operations                   1.18    (0.68)   (0.06)    0.07   1.64     1.20
                              ------   ------   ------   ------  ------   ------
 Net asset value, end of
   period                     $12.15   $10.97   $11.65   $11.71  $11.64   $12.13
                              ======   ======   ======   ======  ======   ======
Total Return                   10.76%   (5.84%)  (0.51%)   0.60%  13.20%  10.98%
                              ======   ======   ======   ======  ======   ======

Ratios/Supplemental Data
 Net assets, end of period
   (000's)                    $4,810   $4,758   $5,662   $5,347  $3,256   $   13
Ratio to average net
  assets/ (A)(D)/
 Expenses/ (B)/               2.00%    2.08%    2.07%    1.99% 1.99%** 2.50%**
 Expense ratio - net /(C)/    1.99%    1.99%    1.99%    1.99% 1.99%** 2.49%**
 Net investment loss        (0.60%)  (0.80%)  (0.83%)  (0.34%)(0.41%)**(1.10%)**
Portfolio turnover rate      23.54%    7.09%    8.72%   32.86% 8.31%   23.54%

* Commencement of operations for Class A shares was October 1, 1998; commencement of operations for Class C shares was May 1, 2003.

**   Annualized

/(A)/ Fee waivers and reimbursements reduced the expense ratio and increased net investment income ratio for Class A shares by 2.62% for the year ended August 31, 2003, 1.71% for the year ended August 31, 2002, 1.54% for the year ended August 31, 2001, 1.70% for the year ended August 31, 2000 and 2.48% for the period ended August 31, 1999.

/(B)/ Expense ratio has been increased to include custodial fees which were offset by custodian fee credits and before management fee waivers and reimbursements.

/(C)/ Expense ratio - net reflects the effect of the management fee waivers and reimbursements and custodian fee credits the fund received.

/(D)/ Fee waiver and reimbursements reduced the expense ratio and increased net investment income ratio for Class C shares by 2.62% for the year ended August 31, 2003.

See Notes to Financial Statements

                               THE NEW MARKET FUND
                        NOTES TO THE FINANCIAL STATEMENTS

                                 August 31, 2003
--------------------------------------------------------------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     The New Market Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established in June, 1998 as a series of TWF which has allocated to the Fund 50,000,000 shares of its 750,000,000 shares of $.01 par value common stock. Initial outside investors purchased shares of the fund on June 30, 1998. However, operations of the Fund did not commence until October 1, 1998. The Fund currently offers two Classes of shares ("Class A" and "Class C").

     The investment objective of the Fund is to achieve long-term growth of capital by investing in a portfolio composed of common stocks and securities convertible into common stock, such as warrants, convertible bonds, debentures or convertible preferred stock.

     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Money market investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

     B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund has a capital loss carryforward of $545,332 available to offset future capital gains, if any, which expires in 2008 and 2009. As of August 31, 2003, the Fund has a post-October capital loss deferral of $271,271 which will be recognized in the following tax year.

     C. Security Transactions and Income. As is common in the industry, security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     D. Deferred Organizational Expenses. All of the expenses of TWF incurred in connection with its organization and the public offering of its shares have been assumed by the series funds of TWF. The organization expenses allocable to The New Market Fund are being amortized over a period of fifty-six (56) months.

     E. Accounting Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the
                                       10
reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     F. Class Net Asset Values and Expenses. All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Each class bears different distribution expenses. Ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period for the effect of expenses applicable for each class.

NOTE 2 - INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER

     Pursuant to an Investment Advisory Agreement, the Advisor, The London Company of Virginia, ("TLC"), provides investment advisory services for an annual fee of 1.0% of the average daily net assets of the Fund. Prior to April 1, 2003, investment advisory services were provided by Virginia Management Investment Corporation ("VMIC"). TLC has contractually agreed to waive its fees and reimburse the Fund through December 31, 2003 for expenses in order to limit the operating expenses to 1.99% of average net assets. In addition, VMIC has guaranteed the obligations of TLC under this expense limitation agreement. For the year ended August 31, 2003, the advisor waived fees of $44,625 and reimbursed other expenses of $72,044. As of August 31, 2003 the Fund was due $33,661 from the Advisor.

     The Advisor will be entitled to reimbursement of fees waived or remitted by the Advisor to the Fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or remitted by the Advisor to the Fund during any of the previous five years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund. The total amount of recoverable reimbursements as of August 31, 2003 was $401,548.

     The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Fund or TLC may finance activities which are primarily intended to result in the sale of the Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund or TLC. The Fund or TLC may incur such distribution expenses at the rate of .50% per annum on the Fund's A Class average daily net assets, and at the rate of .75% on the Fund's C Class average daily net assets. For the year ended August 31, 2003, there were $22,339 of distribution expenses incurred by the Fund.

     The Fund has also adopted a shareholder servicing plan for its Class C shares that provides that the Fund will compensate the Distributor with a servicing fee at the rate of .25% per annum of the C Class average daily net assets for the distributor's role of paying various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholder accounts. For the year ended August 31, 2003, there were $9 of servicing fees incurred.

     As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its Administrative Agent, $23,155 for providing shareholder services, record-keeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky filings and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives .20% of average daily net assets, with a minimum fee of $15,000.

     First Dominion Capital Corporation ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. Underwriting commissions and fees received by FDCC in connection with the distribution of the Fund's shares during the year ended August 31, 2003 were $170. Also, a two percent redemption fee is charged on shares held less than one year and is retained by the Fund to defray market effects, taxes, and expenses created by short-term investments in the Fund. Shares redeemed subject to a redemption fee will receive a lower redemption value per share.

     First Clearing Corp. is an affiliated broker of the Fund. First Clearing Corp. received as commission $3,956 from the Fund in connection with the purchases and sales of securities in the Fund's portfolio during the year ended August 31, 2003.

     Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $36,065 for its services for the year ended August 31, 2003.

     Certain officers and/or directors of the Fund are also officers, principals and/or directors of VMIC, CSS, FDCC and FSI.

NOTE 3 - INVESTMENTS/CUSTODY

     The cost of purchases and the proceeds from sales of securities other than short-term notes for the year ended August 31, 2003, aggregated $1,013,651 and $1,095,478, respectively.

     The custodian has provided credits in the amount of $771 against custodian charges based on credits on cash balances of the Fund.

NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

     Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These distribution differences primarily result from different treatments of post-October capital losses. There were no distributions to shareholders during the years ended August 31, 2003 and August 31, 2002.

     As of August 31, 2003, the components of distributable earnings on a tax basis were as follows:

                    Capital loss carryforward    $ (545,332)
                    Post-October capital losses    (271,271)
                        Unrealized appreciation   1,230,615
                                                  ----------
                                                 $  414,012
                                                  ==========

     Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2003, the Fund increased undistributed net investment income by $26,802 and decreased paid in capital by $26,802.

NOTE 5 - SPECIAL MEETING OF SHAREHOLDERS

     A Special Meeting of Shareholders of the Fund (the "Special Meeting") was held on March 31, 2003 pursuant to notice duly given to all shareholders of record at the close of business on January 28, 2003. At the Special Meeting, shareholders were asked to approve a new Investment Advisory Agreement between the World Funds, Inc., on behalf of its New Market Fund series, and The London Company (TLC). The number of shares voting for approval of the Investment Advisory Agreement was 173,444; the number of shares voting against approval of the Investment Advisory Agreement was 444 and the number of shares abstaining was 37,629.

Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of The World Funds, Inc. Richmond, Virginia

     We have audited the accompanying statement of assets and liabilities of The New Market Fund, a series of The World Funds, Inc., including the schedule of portfolio investments as of August 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods ended thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The New Market Fund as of August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
October 10, 2003

The World Funds, Inc.
(the "Company")

SUPPLEMENTAL INFORMATION (Unaudited)

     Information pertaining to the directors and officers of the Company is set forth below. The Statement of Additional Information (the "SAI") includes additional information about the directors and is available without charge upon request by calling (800) 527-9525.

----------------------------------------------------------------------------
Name, Address and Age Position(s) Number   Principal             Other
                      Held with   of       Occupation(s) During  Directorships
                      Company     Funds    the Past 5 Years      by
                      and Tenure  in                             Directors
                                  Company                        and
                                  Overseen                       Number of
                                                                 Funds in
                                                                 the
                                                                 Complex
                                                                 Overseen
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Interested Directors:
----------------------------------------------------------------------------
----------------------------------------------------------------------------
*  John Pasco, III(1) Chairman,   8        Mr. Pasco is          Vontobel
1500 Forest Avenue    Director             Treasurer and a       Funds,
Suite 223             and                  Director of           Inc. -- 1
Richmond, VA 23229    Treasurer            Commonwealth          Fund; The
(58)                  since May,           Shareholder           World
                      1997                 Services, Inc.        Insurance
                                           ("CSS"), the          Trust --
                                           Company's             1 Fund
                                           Administrator, since
                                           1985; President and
                                           Director of First
                                           Dominion Capital
                                           Corp. ("FDCC"), the
                                           Company's
                                           underwriter;
                                           Director and
                                           shareholder of Fund
                                           Services, Inc., the
                                           Company's Transfer
                                           and Disbursing Agent
                                           since 1987;
                                           President and
                                           Treasurer of
                                           Commonwealth Capital
                                           Management, Inc.
                                           since 1983 which
                                           also owns an
                                           interest an interest
                                           in the investment
                                           adviser to the Third
                                           Millennium Russia
                                           Fund, another fund
                                           of the Company;
                                           President of
                                           Commonwealth Capital
                                           Management, LLC, the
                                           investment adviser
                                           to the GenomicsFund
                                           series of the
                                           Company, since
                                           December, 2000;
                                           Shareholder of
                                           Commonwealth Fund
                                           Accounting, Inc.,
                                           which provides
                                           bookkeeping services
                                           to the Company;
                                           Chairman, Director
                                           and Treasurer of
                                           Vontobel Funds,
                                           Inc., a registered
                                           investment company,
                                           since March, 1997;
                                           Chairman, Trustee
                                           and Treasurer of The
                                           World Insurance
                                           Trust, a registered
                                           investment
                                           company,   since
                                           May, 2002. Mr. Pasco
                                           is also a certified
                                           public accountant.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Non-Interested Directors:
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Samuel Boyd, Jr.      Director    8        Mr. Boyd is Manager   Vontobel
10808 Hob Nail Court  since May,           of the Customer       Funds,
Potomac, MD 20854     1997                 Services Operations   Inc. -- 1
(63)                                       and Accounting        Fund; The
                                           Division of the       World
                                           Potomac               Insurance
                                           Electric              Trust --
                                           Power Company since   1 Fund;
                                           August, 1978;         Satuit
                                           Director of Vontobel  Capital
                                           Funds, Inc.,  a       Management
                                           registered            Trust --
                                           investment company,   1 Fund;
                                           since March, 1997;    Janus
                                           a Trustee of The      Capital
                                           World Insurance       Management
                                           Trust,  a registered  Trust --
                                           investment company,   2 Funds
                                           since May, 2002; a
                                           Trustee of Satuit
                                           Capital Management
                                           Trust, a registered
                                           investment company,
                                           since October, 2002;
                                           a Trustee of Janus
                                           Capital Management
                                           Trust, a registered
                                           investment company,
                                           since September,
                                           2003.   Mr. Boyd is
                                           also a certified
                                           public accountant.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
William E. Poist      Director    8        Mr. Poist is a        Vontobel
5272 River Road       since May,           financial and tax     Funds,
Bethesda, MD 20816    1997                 consultant through    Inc. -- 1
(67)                                       his firm              Fund; The
                                           Management   Funds    World
                                           Consulting for        Insurance
                                           Professionals since   Trust --
                                           1968; Director of     1 Fund
                                           Vontobel Funds,
                                           Inc.,   a registered
                                           investment
                                           company,   since
                                           March, 1997;  and a
                                           Trustee of The World
                                           Insurance Trust, a
                                           registered
                                           investment
                                           company,   since
                                           May, 2002.  Mr.
                                           Poist is also a
                                           certified public
                                           accountant.
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Name, Address and Age Position(s) Number   Principal             Other
                      Held with   of       Occupation(s) During  Directorships
                      Company     Funds    the Past 5 Years      by
                      and Tenure  in                             Directors
                                  Company                        and
                                  Overseen                       Number of
                                                                 Funds in
                                                                 the
                                                                 Complex
                                                                 Overseen
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Paul M. Dickinson     Director    8        Mr. Dickinson is      Vontobel
8704 Berwickshire     since May,           President of Alfred   Funds,
Drive                 1997                 J. Dickinson, Inc.    Inc. -- 1
Richmond, VA 23229                         Realtors since        Fund; The
(56)                                       April, 1971;          World
                                           Director of Vontobel  Insurance
                                           Funds, Inc., a        Trust --
                                           registered            1 Fund
                                           investment company,
                                           since March, 1997;
                                           and a Trustee of The
                                           World Insurance
                                           Trust, a registered
                                           investment company,
                                           since May, 2002.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Officers:
----------------------------------------------------------------------------
----------------------------------------------------------------------------
F. Byron Parker, Jr.  Secretary   N/A      Mr. Parker is         N/A
1500 Forest Avenue    since May,           Secretary of CSS and
Suite 222             1997                 FDCC since 1986;
Richmond, VA 23229                         Secretary of
(60)                                       Vontobel Funds,
                                           Inc., a registered
                                           investment company,
                                           since March, 1997;
                                           Secretary of The
                                           World Insurance
                                           Trust, a registered
                                           investment  company,
                                           since May, 2002; and
                                           partner in the law
                                           firm Parker and
                                           McMakin.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
*  Jane H. Williams   Vice        N/A      Ms. Williams is       N/A
245 Lytton Avenue     President            President of Sand
Suite 250             of the               Hill Advisors, Inc.,
Palo Alto, CA         Company              a registered
94301-1465            and                  investment adviser,
(525                  President            since August, 2000
                      of the               and was the
                      Sand Hill            Executive Vice
                      Portfolio            President of Sand
                      Manager              Hill Advisors, since
                      Fund                 1982.
                      series
                      since May,
                      1997.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
*  Leland H. Faust    President   N/A      Mr. Faust is          N/A
One Montgomery Street of the CSI           President of CSI
Suite 2525            Equity               Capital Management,
San Francisco, CA     Fund                 Inc., a registered
94104                 series and           investment adviser,
(57)                  the CSI              since 1978.  Mr.
                      Fixed                Faust is also a
                      Income               partner in the law
                      Fund                 firm Taylor & Faust
                      series               since September,
                      since                1975.
                      October,
                      1997.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
*  Stephen Goddard    Vice        N/A      Mr. Goddard has been  N/A
Riverfront Plaza      President            the President and
West Tower            of the               principal
901 East Byrd Street  Company              shareholder of The
Suite 1350A           and                  London Company, a
Richmond, VA 23219    President            registered
(42)                  of the               investment adviser,
                      New Market           since its inception
                      Fund                 and has been the
                      series               portfolio manager of
                      since                the New Market Fund
                      March, 2003          series since its
                                           inception on October
                                           1, 1998. Mr. Goddard
                                           is also a director
                                           and shareholder of
                                           Virginia Management
                                           Investment
                                           Corporation, a
                                           registered
                                           investment adviser.
                                           Mr. Goddard has
                                           fifteen years
                                           experience in senior
                                           portfolio
                                           management, security
                                           analysis and finance.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
*  John T. Connor,    Vice        N/A      Mr. Connor is         N/A
Jr.                   President            President of Third
1185 Avenue of the    of the               Millennium
Americas              Company              Investment Advisors,
32nd Floor            and                  LLC, a registered
New York, NY 10036    President            investment adviser,
(62)                  of the               since April, 1998;
                      Third                and Chairman of
                      Millennium           ROSGAL Insurance
                      Russia               since 1993.
                      Fund
                      series
                      since
                      October,
                      1998.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
*  Robert J. Sullivan Vice        N/A      Chairman of the       N/A
2608 Goldbug Avenue,  President            Board, President and
Sullivan's Island,    of the               Treasurer of Satuit
SC 29482              Company              Capital Management
(42)                  and                  Trust, an open-end
                      President            investment
                      of the               management company,
                      GenomicsFund         since December,
                      series               2000; Managing
                      since                Director and
                      January,             Investment Officer
                      2003                 of Satuit Capital
                                           Management, LLC, a
                                           registered
                                           investment adviser,
                                           from June, 2000 to
                                           Present; Portfolio
                                           Manager and Senior
                                           Equity Analyst at
                                           Cadence Capital
                                           Management from 1997
                                           to 2000, an
                                           institutional asset
                                           management firm.
----------------------------------------------------------------------------
----------------------------------------------------------------------------

Name, Address and Age Position(s) Number   Principal             Other
                      Held with   of       Occupation(s) During  Directorships
                      Company     Funds    the Past 5 Years      by
                      and Tenure  in                             Directors
                                  Company                        and
                                  Overseen                       Number of
                                                                 Funds in
                                                                 the
                                                                 Complex
                                                                 Overseen
----------------------------------------------------------------------------
----------------------------------------------------------------------------
*  Derwood S. Chase,  Vice        N/A      Mr. Chase is          N/A
Jr.                   President            President of Chase
300 Preston Avenue    of the               Investment Counsel
Suite 403             Company              Corporation, a
Charlottesville, VA   and                  registered
22902                 President            investment adviser,
(70)                  of the               and its predecessor,
                      Chase                since 1957.
                      Mid-Cap
                      Growth
                      Fund since
                      September,
                      2002.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
*  E. Ronald Lara     Vice        N/A      Mr. Lara is the       N/A
8000 Towers Crescent  President            Executive Vice
Drive                 of the               President of the
Suite 660             Company              Lara Group, Ltd., a
Vienna, VA 22182-2700 and                  registered
(59)                  President            investment adviser,
                      of the               since January, 1991.
                      Lara U.S.
                      Treasury
                      Fund
                      series
                      since
                      March,
                      2003.
----------------------------------------------------------------------------
----------------------------------------------------------------------------

Investment Manager:

   The London Company
     One James Center
     Suite 1501
     Richmond, Virginia 23219

Distributor:

   First Dominion Capital Corp.
     1500 Forest Avenue, Suite 223
     Richmond, Virginia 23229

Independent Auditors:

   Tait, Weller and Baker
     1818 Market Street, Suite 2400
     Philadelphia, Pennsylvania 19103

Transfer Agent:

For account information, wire purchase or redemptions, call or write to the New Market Fund's Transfer Agent:

   Fund Services, Inc.
     Post Office Box 26305
     Richmond, Virginia 23260
     (800) 628-4077 Toll Free

More Information:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Service at (800) 527-9525 Toll Free.

                                    [GRAPHIC]

                                                           Exhibit No. 16(17)(d)


                                   PROSPECTUS

                                December 29, 2003

                         110 Bank St., Suffolk, VA 23434

                            Telephone: (757) 539-2396

                               -----------------

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
THESE
    SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS SHOULD BE
                    READ AND RETAINED FOR FUTURE REFERENCE.

                               -----------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS



                   Summary Information About the Fund   1
                   Investment Objectives                1
                   Investment Strategies                      1
                   Principal Risks of Investing in the Fund   1
                   Performance of the Fund              2
                   Fees and Expenses                   3
                   Financial Highlights                 5
                   Other Information About the Fund    5
                   Investment Objectives               5
                   Investment Policies and Restrictions6
                   Call Option Transaction             7
                   Put Option Transactions             8
                   Principal Risks of Investing in the Fund   9
                   Manager and Investment Advisor      9
                   Dividend Policy and Tax Status     10
                   Investing in the Fund               11
                   Purchasing Shares                   11
                   Ability to Purchase Shares with a Load     12
                   Right of Accumulation               12
                   Determining NAV                     12
                   Exchange Privilege                  13
                   Plan of Distribution                13
                   Selling Shares                      13
                   Other Account Features              14
                   Individual Retirement Accounts      14
                   Custodian                           14
                   Dividend Reinvestment Plan          15
                   Systematic Withdrawal Plan          15
                   Brokerage Allocation                15

--------------------------------------------------------------------------------


SUMMARY INFORMATION ABOUT THE FUND

Investment Objectives

The primary investment objective of the Fund is to seek income. Long-term growth of the shareholders' capital (original investment) is a secondary objective.

Investment Strategies

The Fund's principal investment strategies include:


*Investing in common stock listed on the New York Stock Exchange. The Fund's investment policies do not presently permit investments in stocks that are not listed on the New York or American Stock Exchange.

The Fund's investment policies limit the Fund's investments in stocks to stocks that have paid continuous dividends for at least ten years. This tends to limit the Fund's stock investments to companies with relatively large capitalizations.

* Writing covered call options on a portion of the Fund's securities portfolio when management believes that the potential for further appreciation in those portfolio stocks is limited.

* Writing put options on a portion of the Fund's securities portfolio when management believes that the potential for a decline in those portfolio stocks is limited.

In selecting the stocks in which the Fund will invest or sell, the Fund's manager attempts to diversify the portfolio, adhering to the Fund's investment policy that provides that no more than 25% of the Fund's portfolio value may be concentrated in a single industry. The manager attempts to identify sectors in which it believes that stocks will outperform the market as a whole, and regularly evaluates the portfolio to adjust concentrations.

Principal Risks of Investing in the Fund

The Fund is subject to the following principal investment risks:

   *  Stock Market Volatility.
      Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

   *  Issuer-Specific Changes.
      The value of an individual security or a particular type of security in the Fund's portfolio can be more volatile than the market as a whole and perform differently from the market as a whole.

   * Inability to Diversify Because of Investment Policy Restrictions. Because the Fund is subject to a number of investment policy restrictions, including the requirement that it invest only in stocks that have a long history of paying dividends and those that are listed on the New York and American Stock Exchanges, the Fund may not be able to diversify as broadly as other mutual funds.

   *  Risks of Option Transactions.
      Because the Fund is permitted to write put and call options, the Fund is subject to market conditions that may cause the Fund to suffer losses on these transactions.

                                        1

--------------------------------------------------------------------------------


It is possible to lose money by investing in the Fund, and the likelihood of loss is greater if you invest for a short period of time.

An investment in the Fund is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation, or any other government agency.

Performance of the Fund

The bar chart and table shown below provide an indication of the risks of investing in Old Dominion Investors' Trust, Inc. by showing changes in the Fund's performance over a 10-year period and by showing how the Fund's average annual returns for one, five and ten years compared to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future. The annual returns indicated below exclude the effect of the Fund's sales load. If these amounts were reflected, the returns would be less than those shown.


Year by Year Returns

During the 10-year period shown in the bar chart, the highest return for a quarter was 12.37% (quarter ending March 31, 1998) and the lowest return for a quarter was -20.04% (quarter ending September 30, 2002).

                                        2

--------------------------------------------------------------------------------


Average Annual Total Returns for the period ending December 31, 2002


            Average Annual Total Returns
     (for the periods ending December 31, 2002)                        1 Year
5 Years 10 Years
                ------------------------------                         ------
------- --------

Old Dominion Investors' Trust

Return Before Taxes
-21.42%  -4.81%    4.84%

Return After Taxes on Distributions(1)
-21.68%  -6.56%    2.20%

Return After Taxes on Distributions and Sale of Fund Shares(1)
-17.19%  -3.96%    3.13%

Comparative Returns (reflects no deduction for fees, expenses or taxes)

S&P 500 Index(2)
-22.10%  -0.59%    9.35%

More Recent Performance

Old Dominion Investors Trust 1/1/03-9/30/03(3)               12.39%

                                    --------

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation
and
  may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

2 The S&P 500 index is a market capitalization-weighted index of common stocks.

3 Return before taxes.

Fees and Expenses

The following table describes the fees and expenses that are incurred when you buy, hold or sell shares of the Fund. These are historical expenses for the fiscal year ended August 31, 2003; your actual expenses may be greater or less than those shown.


Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) 4.0%*

Maximum Sales Charge (Load) Imposed on Reinvested
Dividends                         none

Deferred Sales Charge
(Load) none

Redemption
Fees                                                                     none

Exchange
Fee
none

                                    --------

*Sales charges are reduced for purchases of $100,000 or more. See "Investing in the Fund--Purchasing Shares."



Annual Operating Expenses of the Fund (expenses deducted from Fund assets) (as a percentage of average net assets)

Management
Fees                                                                  0.50%

Distribution (12b-1)
Fees*                                                       0.10%

Other Expenses (Audit, legal, shareholder services, transfer agent and custodian)3.04%

Total Annual Operating
Expenses                                                  3.64%

                                    --------

*Expenses under the 12b-1 plan must be approved in advance by the Board of Directors and may not exceed 0.25% of average net assets annually.

                                        3

--------------------------------------------------------------------------------


The following example will help you compare the cost of investing in the Fund and the cost of other mutual funds. You would pay the following total fees and expenses on a $10,000 investment, assuming a (1) 5% annual return, (2) redemption at the end of each time period, and the Fund's annual operating expenses are as described in the table above. This example illustrates the effective fees and expenses but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invest, here's how much you would pay in total expenses if you close your account at the end of each time period indicated:



                     1 year         3 years         5 years        10 years
                     -------        --------   --------  --------
                     $752           $1,470          $2,208    $4,141

The amounts shown are cumulative totals; the average fees and expenses paid over a ten year period would be approximately $414 per year.

                                        4

--------------------------------------------------------------------------------


Financial Highlights

The following financial highlights is intended to help you understand the Fund's financial history for the past five (5) years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rates an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Briggs, Bunting, & Doughtery, LLP, independent accountants, whose report, along with the Fund's financial highlights and financial statements, are included in the Fund's annual report. A free copy of the annual report is available upon request.



Year ended August 31,
                   ----------------
For a share outstanding throughout each                2003   2002
2001    2000    1999
period                                                ------ -------  ------
------  -------

Per Share Operating Performance

Net asset value, beginning of period                  $15.12 $ 18.25  $19.40
$23.56  $ 22.96

Income (loss) from investment operations--

Net investment income                                  (0.17)  (0.08)
0.05    0.10     0.34

Net realized and unrealized gain (loss) on investments  0.98   (2.93)
(0.95)  (1.94)    4.33

                                                      ------ -------  ------
------  -------

Total from investment operations                        0.81   (3.01)
(0.90)  (1.84)    4.67

Less distributions--

Distributions from net investment income                  --      --
0.05    0.23     0.47

--------------------------------------------------------------------------------

Distributions from net realized gains on investments    0.26    0.12
0.20    2.09     3.60

                                                      ------ -------  ------
------  -------

Total distributions                                     0.26    0.12
0.25    2.32     4.07

                                                      ------ -------  ------
------  -------

Net asset value, end of period                        $15.67 $ 15.12  $18.25
$19.40  $ 23.56

                                                      ------ -------  ------
------  -------

Total Return*                                           5.52% (16.48%)
(4.66%) (8.11)%  21.86%

Ratios and Supplemental Data

Net assets, end of period (in thousands)              $5,498 $ 6,023  $7,601
$8,410  $10,669

Ratio to average net assets--

Expenses                                                3.64%   2.44%
1.93%   1.99%    1.07%

Net investment income                                  -1.13%  -0.42%
0.24%   0.48%    1.47%

Portfolio turnover rate                                    9%     47%
81%     50%      87%

                                    --------

*Calculated without deduction of sales load.


OTHER INFORMATION ABOUT THE FUND

Investment Objectives

The primary investment objective of the Fund is to seek income. Long-term growth of the shareholders' capital (original investment) is a secondary objective. All stocks owned by the Fund are listed on the New York Stock Exchange or the American Stock Exchange, and investments in stocks are limited to companies that have paid continuous common stock dividends for at least ten years.
                                        5

--------------------------------------------------------------------------------


The purpose of the Fund is to provide a way for individual and institutional investors to combine their resources to take advantage of professional, continuous management and diversification of their invested funds. Many investors are actively seeking diversification. But proper diversification requires sufficient funds, time, and facilities to develop and supervise an investment portfolio, either large or small. Investing through the Fund is designed specifically to meet those needs. Although the Fund always seeks to meet its objectives, there is no assurance that the Fund's objectives can be achieved.

The Fund tends to invest in stocks of large capitalization companies, largely because of its investment policies relating to dividend payment history and stock exchange listing, and the Fund may not invest more than 25% of the Fund's portfolio in a single industry. In selecting investments for the Fund, the

--------------------------------------------------------------------------------
Fund's management tends to diversify the portfolio and concentrate investments in sectors in which management believes the sector as a whole is likely to outperform the market as a whole.

The Fund does not seek extravagant yields or spectacular profit. Management feels that diversification involves spreading of risk. However, diversification does not eliminate the risk of investing in equity securities.
Investors must realize that the Fund's portfolio includes marketable securities. The prices of these securities fluctuate, and for this reason the value of outstanding shares in the Fund do not maintain a fixed price. The share prices of the Fund will vary with market conditions affecting the securities held in the Fund's portfolio.

Investment Policies and Restrictions

During more stable periods, the Fund's policy is to be nearly fully invested in common stock. When the management feels, after careful study, that there is a danger of an important drop in the stock market, the Fund's policy allows for the selling of some of the stock positions. The Fund is presently a Virginia corporation governed by articles of incorporation, and the articles of incorporation include a number of investment restrictions, including the requirement that a minimum of fifty percent (50%) of the Fund's total assets must remain invested in common stock.

The articles of incorporation of the Fund also impose the following restrictions on the Fund's management of its portfolio:


1. The Fund may invest only in common stock, short-term United States Treasury obligations
   (T-Bills) not to exceed ninety-one (91) days in maturity, convertible preferred stock, and convertible bonds (bonds that may be converted into shares of stock at some point in the future).

2. The Fund may write covered listed call options on stocks in which it has invested, and purchase covering options with respect to options the Fund has written. See the section "Call
   Option Transactions" below for a description.

3. The Fund may write put options and purchase options with respect to options the Fund has written. Total liabilities to the Fund from writing put options cannot exceed ten percent
   (10%) of the net assets of the Fund at the time the put options are written.

   See the section "Put Option Transactions" below for a description of Put Options.

                                        6

--------------------------------------------------------------------------------



4. The Fund may also invest in corporate bonds. Bonds selected by the Fund must be rated "A" or better. No limit has been imposed on the amount of bonds the Fund can hold in its portfolio.


5. All stocks in which the Fund has invested funds must be listed on the New York Stock Exchange or the American Stock Exchange.

6. The Fund can only invest in stocks that have paid continuous common stock dividends for at least 10 years or longer. This restriction applies to companies and their predecessors.
   Therefore, if a company is less than ten years old but was borne of a buyout or reorganization, the original company must have paid common stock dividends each year long enough to make up the mandatory 10 years.

--------------------------------------------------------------------------------

7. No more than twenty-five percent (25%) of the value of the Fund's portfolio may be concentrated in any one industry.

8. No more than five percent (5%) of the Fund's total asset value may be invested in any one stock in the Fund's portfolio. If the stock value increases to a value of greater than five percent (5%), the Fund will rebalance the portfolio. The Fund will not purchase more than two percent (2%) of the total outstanding voting shares of any one
   company's stock.

9. The Fund's portfolio will always have a minimum of twenty (20) different securities.

The manager of the Fund makes most investment advisory decisions from a long-term point of view rather than engaging in frequent trading. Securities may occasionally be sold for investment reasons even though they have been held for short periods. Investment reasons for selling in a short period of time would include rapid appreciation of securities, or rapid depreciation of securities because of adverse market conditions.

The Fund's policy is to limit its portfolio turnover. Turnover is generally limited to transactions necessary to carry out the investment policies and to obtain cash for redemption of shares. The portfolio turnover rate for 2000 was fifty percent (50%), the turnover rate for 2001 was eighty-one percent (81%), the turnover rate for 2002 was forty-seven percent (47%) and the turnover rate for 2003 was nine percent (9%). The portfolio turnover rate is calculated by using either the Fund's portfolio purchases or total portfolio sales in the fiscal year, whichever is less. This figure is then divided by the monthly average value of the Fund's portfolio securities.

Call Option Transactions

The Fund may write covered listed call options and may repurchase call options the Fund has written.

A covered call means that the Fund owns 100 shares of underlying stock for each option it has written on that stock. Only stocks that are listed on an organized stock exchange can be optioned.

By writing a call option on its portfolio securities, the Fund agrees to sell one hundred (100) shares of common stock held in its portfolio at a specified strike price before a specified expiration date. The purchaser of an option pays a premium for the option. The amount of the premium is determined like the price of any other security listed on an exchange.

                                        7
--------------------------------------------------------------------------------


If at or near the expiration date of an option the then current market price of the optioned stock is more than the strike price (the specified price when the option is written) of the option, the option holder must pay the strike price to the Fund. The Fund must then deliver the optioned stock to the purchaser unless the Fund has purchased a covering option. A covering option is an option with an identical strike price, expiration date, and for the same stock as an option which the Fund has written. A covering option would be purchased during the terms of the option if the Fund wished to limit its risk.

If the market price of the optioned stock is less than the strike price of the

--------------------------------------------------------------------------------
option on the expiration date, the option will expire without being exercised, but the Fund will profit from the premium received by the Fund. The use of call option transactions by the Fund may result in different tax consequences for Fund shareholders depending on how the option transaction is completed. If the call option expires without being exercised, the premium will be a short-term capital gain, but if the option is exercised and the shares are sold, the gain or loss in the sale will be treated as a short-term or long-term capital gain or loss depending on the length of time the Fund held the optioned stock. The Fund is not at risk of losing money, when it writes call options, but may lose an opportunity to profit fully from a rise in the value of the optioned stock if the exercised price turns out to be lower than the market price of the stock at the time the option is exercised. The Fund also pays higher commissions on call options than it does on other trading activity.

Put Option Transactions

The Fund may also write put options. A put option means that the Fund is agreeing to purchase the stock that underlies options if the option is exercised. The Fund is not permitted to write put options with a value of more than ten percent (10%) of the net assets of the Fund.

With a put option, the Fund agrees to purchase 100 shares of common stock at a specified strike price on a specified expiration date. The purchaser of the put option pays the Fund a cash premium for the put option. The amount of premium received for the sale of a listed option is determined like the prices of other securities listed on an exchange. Put options are currently listed on the various option exchanges.

If at or near the expiration date of an option the market price of the optioned stock is below the strike price of the option, the option will be exercised. When this happens, the Fund must pay the strike price to the purchaser of the option. The only exception is when the Fund has purchased a covering option, as described above for call options.

The use of put option transactions by the Fund may result in different tax consequences for Fund shareholders depending on how the option transaction is completed. If the put option expires without being exercised, the premium will be a short-term capital gain, but if the option is exercised, the premium is included in the cost of the acquired stock. Unlike call options, put options put the Fund at risk of losing money because the Fund may be required to purchase stock at a price in excess of the market price at the time of exercise. The Fund also pays higher commissions on put options than it does on other trading activity.

--------------------------------------------------------------------------------


Principal Risks of Investing in the Fund

Many factors affect the Fund's performance. The Fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political or financial developments. The Fund's reaction to these developments will be affected by the types of securities in which it invests, the financial condition, industry and economic sector, and geographic location of the issuers of the securities of the Fund's portfolio, and the Fund's level of investment in securities of those issuers. When you sell your shares of the Fund, they could be worth more or less than what you paid for them.

The following factors can significantly affect the Fund's performance: Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. Issuer, political or economical developments can affect a single issuer, issuers within an industry, or economic sector or geographic region, or the market as a whole.

Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the value of an issuer's securities. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

Put and Call Options. The Fund writes put and call options both to generate additional income from those transactions and to minimize the volatility of the Fund's portfolio, but if future market conditions or the future stock performance of a particular issuer's securities differs from that anticipated by those options, the Fund may suffer losses on put options transactions and may lose the opportunity to sell the shares underlying call options at the best price available.

Limitation Imposed by Investment Policies. The Fund's investment policies, which among other things, require it to limit investments in stocks to stocks listed on the New York and American Stock Exchanges and to stocks that have a lengthy history of paying dividends, may prevent the Fund from diversifying as fully as other mutual funds, and limit the ability of the Fund's management to choose investments that might yield a greater return than those in the Fund's portfolio.

Manager and Investment Advisor

Investors' Security Co., Inc. has been employed by the Fund as its manager and investment advisor to supervise the investments of the Fund. The Board of Directors of the Fund maintains control and supervision of the manager's investment choices. The manager is also responsible for furnishing the Fund's office facilities, taking care of the filing and other clerical duties of the Fund's operations, providing statistical information, and computing the Fund's net asset value and advisory fees. The manager's investment advisory offices are located at 110 Bank Street, Suffolk, Virginia. The manager has employed PFPC Global Fund Services, Inc. to maintain shareholder records and to manage dividend payments and reinvestments.

--------------------------------------------------------------------------------


The manager is engaged pursuant to the Fund's contract between the Fund, and the manager, Investors' Security Company, Inc. Under this contract, the Fund must pay the manager a management fee of .00125 per quarter (or one-half of one percent per year) of the average value of the Fund's net assets. This fee is computed daily and paid monthly.

For the year ended August 31, 2003, the Funds' total expenses, including advisory fees, were 3.64% of the average annual net assets. The total advisory fees paid to the manager for the fiscal year ended August 31, 2003 were $25,912.

Cabell B. Birdsong has been the Portfolio Manager of the Fund since September 1964. He has also been the President of Investors' Security Co., Inc., since September 1964.

The principal officers of Investors' Security Co., Inc. are as follows:
Cabell B. Birdsong, President and Treasurer; and Christopher M. Holloway, Vice President and Secretary. Cabell B. Birdsong owns 99% of the outstanding shares of Investors' Security Company, Inc. and therefore controls the manager. The manager was incorporated in the State of Virginia in 1964.

Dividend Policy and Tax Status

The Fund earns dividends, interest and other income from its investments, and distributes this income to shareholders as dividends and other distributions. The Fund's articles of incorporation require that the Fund distribute its "net income" on or about January 15, May 1, August 1 and November 1 of each year. These distributions are paid only to stockholders who have open accounts on the record date for the distributions.

"Net Income" is the amount of income left after typical business expenses. These deductions may include management expenses, auditing and legal expenses, and taxes (if any). The Fund does not make distributions from unrealized appreciation of its assets.

As with any investment, your investment in the Fund can have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

You may have taxes both on the distributions that you receive and based on your redemption and other transactions. For federal income tax purposes, the Fund's dividends and distributions of short-term capital gains are taxable to you as ordinary income, and the Fund's distributions of long-term capital gains are taxable to you generally as capital gains. A capital gain or loss in your investment in the Fund generally is the difference between the cost of your shares and the price you receive when you sell them. If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution. Any taxable distribution that you receive from the Fund will normally be taxable to you when you receive it, regardless of whether you have elected to have your distributions reinvested in the Fund.

The Fund's distributions have historically constituted primarily short-term capital gains.

You may also incur tax liability when you redeem shares in the Fund. Your redemptions, including exchanges, may result in capital gains for federal tax purposes.

--------------------------------------------------------------------------------


The Fund will provide each stockholder with an annual mailing detailing the tax status of each year's dividends and other distributions.

INVESTING IN THE FUND

Purchasing Shares

The manager distributes the Fund's shares. Shares may be purchased at the offering price, which is the Fund's net asset value ("NAV") plus a sales charge, through broker-dealers that have sales agreements with the distributor or through the distributor. The minimum purchase amount for both initial and subsequent purchases is $25. Share certificates will be issued only on written request.

The price of the shares is based on the NAV of the Fund's stock at the close of the New York Stock Exchange next following the Fund's receipt of a purchase order for shares. Each day's calculated price applies to all purchase orders received by the distributor from authorized securities dealers that day. Orders received after the close of the New York Stock Exchange will receive that day's closing price only if the broker/dealer received those orders from the customers prior to the market's close. Orders placed after the close of the New York Stock Exchange will be executed on the next regular business day. Purchase orders received on other than a regular business day will be executed on the next regular business day.

When purchasing shares, you will pay a sales charge (load) as follows:

                                  Sales Charge Load as
                                     Percentage of
                                  -------------------- ------------------
                                                         Dealer Commission
           Amount of Purchase          Net     Offering  as Percentage of
      at the Public Offering Price Investment   Price   the Offering Price
            -------------------    ----------- -------- ------------------

      Less than $100,000                 4.17%    4.00%              3.75%

      $100,000 to $250,000               3.62%    3.50%              3.25%

      $250,000 to $500,000               2.56%    2.50%              2.25%

      $500,000 and over                  none     none               1.00%

The manager will pay a 1% dealer commission to broker/dealers out of its own resources on purchases of $500,000 or more. If a redemption of $500,000 or more is made within twelve (12) months of the original purchase, there will be a deferred sales charge of 1%. This deferred sales charge will be charged against the amount of the original investment regardless of any increase or decrease in the value of the investment since the date of purchase.

If shares of the Fund are sold through authorized dealers in the United States, the dealers will receive a dealers' commission as shown in the table above. Under certain circumstances, commissions up to the entire sales charge may be given back to dealers. These dealers might be considered to be underwriters within the meaning of the Securities Act of 1933.

The distributor has sole authority on whether to accept or reject purchase orders of shares. The sale of shares will be suspended during any time when the ability to determine the NAV of shares is suspended. The Board of Directors may also suspend the sale of shares whenever it decides it is in the best interest of the Fund to do so.

--------------------------------------------------------------------------------


Ability To Purchase Shares Without A Load

Officers, directors, and bona fide full-time employees of the Fund do not pay a sales charge. The manager of the Fund and certain retirement plans established for employees of affiliated companies also do not pay a sales charge. Each of these purchasers must give written assurance that the purchase is for investment purposes only and that the Fund's shares will not be resold to others for profit. These shares may only be redeemed through the Fund.

Shares of the Fund may also be sold at NAV without the payment of any sales charge or load to:


1. Banks, trust companies, pensions, non-profit and charitable organizations.

2. Registered investment advisors and investment advisor agents may make sales to clients at net asset value.

3. Current officers, directors or employees of authorized dealers.

4. NAV purchases may be made with redemption proceeds from other mutual fund companies on which the investor has paid a front end sales charge.

An investment advisor or financial institution may charge a fee for their services, though purchasing shares of the Fund at NAV for the client. The client must be informed in advance when these circumstances occur.

Forms for purchasing shares at NAV are available from the Fund upon request. Right of Accumulation

The Fund offers a right of accumulation privilege. The right of accumulation applies to larger purchases made over thirteen (13) months or less. If an investor anticipates making purchases totaling $100,000 or more in the allotted time-frame, the investor should notify the Fund. The manager will charge the sales fee applicable to the total of (a) the dollar amount then being purchased, plus (b) the current NAV of all the funds held by the distributor for the investor. To receive the right of accumulation, shareholders must give the transfer agent of the Fund enough information at the time of purchase to confirm qualification. The client may also issue a statement of intention to invest a qualifying amount in the next thirteen (13) months. All purchases thereafter will receive the reduced sales charge. For a description of the Statement of Intention see the Fund's Statement of Additional Information.
Determining NAV

In determining NAV, the Fund's portfolio securities are valued at their last sale price at the close of the trading day on the New York Stock Exchange or the American Stock Exchange. When there was no sale of those securities, the midpoint between the last bid price and the last ask price is used. Where there is no bid available for a security, value is determined in good faith by the Fund.

To calculate NAV, all actual and accrued liabilities are deducted from the total value of the assets (including accrued dividends and interest). The amount of net assets remaining is then divided by the number of outstanding shares. This yields the NAV per share. The public offering price is determined by adding the selling commission to the NAV, adjusting any fractional cent to the next higher cent.

--------------------------------------------------------------------------------


The Fund prices its shares every trading day. The Fund does not calculate NAV on holidays or other days when the stock and bond markets are closed. In filling purchase and sale orders for the shares, the Fund uses the NAV calculated as of the close of the trading day that next follows the Fund's receipt of the order. The Fund reserves the right to calculate the offering price at any time, or to suspend the offering of shares entirely.

Exchange Privilege

Shares of the Fund may be exchanged for shares of the Cash Account Trust, a money fund now being offered and managed by Kemper Management Co. First Data Corp., a non-affiliated company, is the distributor of the money fund. Shares of Kemper's Cash Account Trust may be also re-exchanged for shares of the Fund. An exchange transaction is equivalent to selling your shares at their current price and buying that amount in shares of the other fund. Exchanges are taxable events that will create capital gains or losses. Shares of the Fund may not be exchanged for shares of the money fund unless the amount exchanged satisfies the minimum investment requirements of the money fund. If a telephone exchange authorization is on file with the transfer agent (First Data Corp.), investors may use the telephone to exchange shares. A signed, written request is necessary to receive telephone authorization privileges. Investors should review the prospectus of the money fund prior to making an exchange. Exchanges may only be made in states where shares of both the money fund and the Fund are qualified for sale.

Exchange privileges may be suspended at any time by the Fund by notice to shareholders. Exchanges may be initiated by writing to the Transfer Agent, which is PFPC Global Fund Services, 760 Moore Road, King of Prussia, PA 19406-0903. If a telephone authorization is on file with the Transfer Agent, the shareholder may also call 1-800-441-6580, toll free, to make the exchange.
Plan of Distribution

The company has a plan of distribution or 12b-1 plan under which it may finance activities primarily intended to sell shares. All 12b-1 plan expenses must be approved in advance by the Board of Directors. The expenses paid under the plan must have been incurred within the last twelve (12) months and accrued while the plan was in effect. Expenditures by the company under the plan may not exceed 0.25% of its average net assets annually (all of which may be for service fees), and for the year ended August 31, 2003 amounted to $5,001, or 0.10% of the Fund's average net assets.
Because the 12b-1 fee may be paid each year, the cumulative effect of the fee over time will increase the cost of an investment.

Selling Shares

You may sell your shares in several ways:

By Mail. Shares may be redeemed for their NAV. The redemption price for shares will be the NAV next determined after the Fund's transfer agent properly receives a proper redemption request. Mail your written request to PFPC Global Fund Services, Inc., 760 Moore Road, King of Prussia, PA 19406-0903. There is no charge for the redemption of shares through the Transfer

--------------------------------------------------------------------------------


Agent. Shares registered in a broker's street name account must be redeemed through the broker. Shareholders who have share certificates in their own name may redeem them only with the signatures of all persons in whose names the shares are registered, and signed exactly as their names appear on the certificates. Non-certificated shares may be redeemed upon written request bearing the signatures of the registered shareholders. Signatures must be guaranteed. This can be done by a bank insured by the Federal Deposit Insurance Corporation, or by a member firm of the National Association of Securities Dealers, Inc. (NASD). A notary public is not an acceptable guarantor. Additional documentation may be required to redeem shares held in corporate, partnership or fiduciary accounts. The Transfer Agent will not redeem shares until deposited checks (including certified or cashier's checks) to purchase shares have cleared (normally not more than fifteen days).

Except in extraordinary circumstances, the redemption proceeds will be paid on or before the seventh business day following the receipt of the proper written request.

Through a Securities Dealer. A shareholder may redeem shares through any securities dealer. Securities dealers may charge a service fee for handling redemption transactions placed through them.

Reinstatement Privilege. Shareholders may reinstate redemption proceeds by reacquiring shares of the Fund at net asset value (without a sales charge). Within thirty (30) days after the date shares are redeemed, the Transfer Agent must receive a written request for reinstatement. A check less than or equal to, but not greater than the redemption proceeds, must accompany the request for reinstatement. The reinstatement purchase will be made at the next calculated NAV after receiving the request and check. The tax status of a capital gain created by a redemption will not be affected by using the reinstatement privilege, but a capital loss may be zeroed out for tax purposes by exercising the reinstatement privilege.

OTHER ACCOUNT FEATURES

Individual Retirement Accounts

Individuals may use the Fund to establish Individual Retirement Accounts (IRAs). Investors wishing to contribute to an IRA should consult with a competent tax advisor. For a limited time (seven days), clients may choose to cancel their participation in the IRA plan. If participation in an IRA is cancelled within seven days, clients will receive their full purchase back. However, if participants have received copies of the Fund's IRA plan more than seven days in advance of their purchase, then they will not have the right to receive a refund.

For further details about IRAs, including custodian/trustee fees, see the Old Dominion Investors' Trust, Inc. Individual Retirement Account (Terms and Conditions) and Application available from the manager at 110 Bank Street, Suffolk, Virginia 23434.

Custodian

PFPC Trust Company, 800 Tinicurn Blvd., 3rd Floor, Philadelphia, PA 19153 serves as custodian for the Fund.

--------------------------------------------------------------------------------


Dividend Reinvestment Plan

Unless a shareholder specifies differently on the account application form (please check the correct box), it is assumed that each shareholder wishes to participate in the Fund's dividend reinvestment plan. Under this plan, all dividends and capital gains will be reinvested in additional shares of the Fund. All dividend and capital gain reinvestments are made at NAV without any sales charge. Investors who participate in this plan may instruct PFPC Global Fund Services, Inc., the transfer agent, in writing at least seven days in advance of the normal distribution date to send the earned dividends and capital gains rather than reinvest them. The transfer agent may be contacted at 760 Moore Road, King of Prussia, PA 19406-0903. Investors should remember that, as with all other types of investments in securities, the dividend reinvestment plan does not guarantee a profit and does not guarantee there will not be a decrease in the Fund's investment value during declining markets.

Systematic Withdrawal Plan

Shareholders have the option of using our Systematic Withdrawal Plan. Under this plan, a fixed sum may be paid regularly to shareholders from their accounts. To take advantage of the Systematic Withdrawal Plan shareholders must purchase or already own $5,000 or more Fund shares at the current offering price.
Depending on the size of the payments requested and the fluctuations of the market price of the underlying portfolio securities, redemptions for the purpose of making systematic withdrawal payments may reduce or even use up the investment. Making systematic withdrawals, in this or any other investment company, while purchasing shares at the same time, is not a good idea because you may be responsible for paying more than one sales charge.

Brokerage Allocation

The first concern of the Fund is to obtain the best price on any purchases and sales in its portfolio. There are broker-dealers who provide the manager with both statistical and research information. When it is possible to maintain the "Best Price" policy, the Fund's manager prefers to do some of its portfolio security trades (buys and sells) through these broker-dealers.

The manager is authorized by the Fund to use its own discretion in deciding where brokerage business is done. This includes trades with broker-dealer firms providing statistical and research information. In the fiscal year ended August 31, 2003, the manager, acting as broker, received $12,654 in brokerage commissions from buying and selling securities in the Fund's portfolio. Management of the Fund believes that the commissions paid to Investors' Security Co., Inc. are fair compared to the commissions and other payments received by other broker-dealers.

The Fund's investment advisor cannot adequately define the value of the statistical and research information some broker-dealers provide. Though the information may be useful, the materials provided to the Fund do not affect or reduce the Fund's expenses.

In deciding which broker-dealers should handle future Fund securities transactions, the manager may take into consideration any recent sales of the Fund's shares by those broker-dealers . This is done when the manager believes it can do so without paying greater brokerage fees than normal.
                                       15

--------------------------------------------------------------------------------


These transactions are in keeping with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (NASD).

The Fund intends to continue to allot broker-dealers the option of handling the securities transactions in the same way it has in the past. The Fund will always try to get the best prices of their executed trades (buys and sells of securities).

No dealer, sale representative or any other persons authorized to use any information or to make any representations, other than obtained in this prospectus and related Statement of Additional Information in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the Fund or its manager. This prospectus and the SAI do not constitute an offer by the Fund or by the manager to sell shares of the Fund or to buy shares of the Fund from any person to whom it is unlawful to make such an offer.
                                       16

--------------------------------------------------------------------------------


OLD DOMINION INVESTORS' TRUST, INC.

NEW ACCOUNT APPLICATION
--------------------------------------------------------------------------------
1. REGISTRATION (Please Print)



              Individual:
              ---------------------------------------------------

              First Name   Middle Initial Last Name  Social Security


              Joint Tenant:
              ---------------------------------------------------

              First Name   Middle Initial Last Name  Social Security



Gifts to Minors:

                                              As Custodian for:
--------------------------------------------------------------------------------
Name of Custodian (Only one can be named)
Name of a Minor (Only one)

under the                                Uniform Gifts to Minors Act:
--------------------------------------------------------------------------------

           State of Residence           Minor's Security Number



Corporation, Partnerships, Trusts and Others:

-------------------------------------------------------------------------------
Name of Corporation, Partnership, or other organization


---------------------         ----------------------- -----------------------

Tax I.D. Number               Name of Trustee(s)       Date of Trust
Instrument

2. MAILING ADDRESS AND TELEPHONE



                       ----------------------------------

                       Street Address

                                                     City
                       ----------------------------------

                       State

                                Zip  Telephone Number

3. INITIAL INVESTMENT (Minimum $25.00)

Indicate amount of investment

$


    ...By Check--
       Please make checks payable to Old Dominion Investors' Trust and enclose with this application.


    ...By Wire--
       Funds were wired on

       for $

Date

--------------------------------------------------------------------------------


4. DISTRIBUTION OPTIONS

Distribution options: Please check one.

Until I notify you of a change, I would like all distributions from:

    ...dividends and capital gains reinvested in additional Fund shares.


    ...dividends paid to me in cash; capital gains reinvested in additional
Fund
       shares.


    ...dividends and capital gains paid to me in cash.


    ...Systematic Withdrawal Option--
       See Section 8.

5. SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING

This order is subject to acceptance by the Fund. Signature below indicates receipt of the prospectus. The following statement is required by federal tax law to avoid 20% backup withholding; "By signing below, I certify under penalties of perjury that the social security or taxpayer identification number entered above is correct and that I have not been notified by the IRS that I am subject to backup withholding unless I have checked the box." If you have been notified by the IRS that you are subject to backup withholding,
check box.     ...



            X
            -------------------------------------------------------
                                          ...     ...       ...
            Signature                   Owner Trustee Custodian Date

            X
            -------------------------------------------------------

            Signature of joint owner (if any)

6. STATEMENT OF INTENTION I intend to invest over a thirteen month period from this date a total amount that will equal or exceed:


                                      ...           ...           ...
    See description in Prospectus. $     100,000 $     250,000 $     500,000

[I agree to the Statement of Intention and Escrow Agreement set forth in the prospectus.]

7. DEALER INFORMATION

(This section must be completed by your Dealer to ensure proper processing). The undersigned (the "Dealer") agrees to all applicable provisions in this application, and guarantees this signature and legal capacity of the shareholder. If the shareholder does not sign this application, the Dealer for the shareholder is stating that this application is completed according to the shareholder's instructions and information. The Dealer also agrees not to hold responsible the Fund(s), the Distributor, and the Agent for any loss or liability from acting or relying on these instructions or information.


Dealer's Name                           Representative's Full Name

--------------------------------------------------------------------------------
                                        Representative's Number
Main Office Address                                                    Phone
Number

                                                                       (
)
--------------------------------------------------------------------------------

City                       State  Zip Code  Servicing/Branch Office Address
--------------------------------------------------------------------------------

Authorized Dealer Signature             City
State       Zip Code

X

Mail to: PFPC Global Fund Services, Inc.                             760
Moore Road                            King of Prussia, PA 19406-0903
--------------------------------------------------------------------------------


8. SYSTEMATIC WITHDRAWAL FORM

To establish a Systematic Withdrawal Plan, an account must have a current market value of $5,000 or more. Additionally, an account must have dividends reinvested.

Please indicate the account(s) from which you would like to take systematic withdrawals and complete a dollar amount for each.



                                                       Exact dollars
                        Name  Account Number           ($50 minimum)

                        -------------------------------

                        -------------------------------

Amount and Frequency of Payment: Beginning in    , 20

Month                           Year

Payments will be processed on the 25th day of the month for frequency indicated
                                     below:

    ...  Monthly             ...  Quarterly            ...
Semi-annually

                                    ... Annually
--------------------------------------------------------------------------------
Please choose one payment option:


1. ... Mail checks to registered owner(s).

2.    ...   Electronically deposit into a bank checking or savings account.

  Attach a voided check or deposit slip. Electronic deposits will be available in the bank account within three business days after each withdrawal date.
If
  the bank account registration does not match your Old Dominion Investors' Trust Mutual Fund account registration, complete the following.


Bank Account Registration/Title

   ----------------------------------------  -------------------------------

   Bank Account Owner's Signature           Bank Account Co-Owner's Signature

   Bank account owner's signature guarantee.

   Signature Guarantee Stamp:
                                             -------------------------------

                                            Print Name
                                             -------------------------------

                                            Title

   --------------------------------------------------------------------------


3.    ...    Mail checks to someone other than the registered owner(s).

Make checks payable and send to:


Name


                              -------------------
                             Address  City   State   ZIP

Signatures:


                  ---------------------------------   --------
                  Fund Account Owner's Signature      Date

                  ---------------------------------   --------
                  Fund Account Co-Owner's Signature   Date


                       Signature Guarantee Stamp: --------

                                                   Print Name
                                                    --------

                                                   Title

Mail to: PFPC Global Fund Services, Inc.             760 Moore
Road                                                                    King
of Prussia, PA 19406-0903
--------------------------------------------------------------------------------


Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
More information about the Fund can also be found in the Fund's Statement of Additional Information (SAI). The SAI is incorporated by reference into this prospectus, which means that it is considered to be part of this prospectus. You can obtain free copies of the Fund's annual and semi-annual reports and the SAI, request other information, and make other inquiries to the Fund by writing or call: Old Dominion Investor's Trust, Inc. 110 Bank Street, Suffolk, Virginia 23434, (757) 539-2396 (collect).

The Fund will send the requested documents within three (3) business days of your request.

You can also obtain text-only versions of all Fund documents online at the SEC's internet website at www.sec.gov. You may also review a copy of these documents by visiting the SEC's Public Reference Room in Washington, D.C. Information about the operation of Public Reference Room may be obtained by calling the SEC at (202) 942-8090. In addition, copies of the Fund's documents may be obtained, after mailing the appropriate duplicating fee, by writing the SEC's Public Reference Section, 450 5th Street, N.W., Washington, D.C. 20549-0102, or by sending an e-mail request to the SEC at publicinfo@sec.gov.

                       OLD DOMINION INVESTORS' TRUST, INC.

                                 110 BANK STREET

                             SUFFOLK, VIRGINIA 23434

                              PHONE (757) 539-2396

                                                           Exhibit No. 16(17)(e)



                      STATEMENT OF ADDITIONAL INFORMATION.

                       OLD DOMINION INVESTORS' TRUST, INC.

                                 110 Bank Street

                                Suffolk, VA 23434

                       STATEMENT OF ADDITIONAL INFORMATION

                                December 29, 2003

This Statement of Additional Information (SAI) is not a Prospectus, but should be read in conjunction with the current Prospectus for Old Dominion Investors Trust, Inc. dated December 29, 2003 (the Prospectus). A copy of the Prospectus may be obtained by writing the Underwriter, Investors Security Co., Inc., 110 Bank Street, Suffolk, VA 23434, or by calling (757) 539-2396 collect.

                                TABLE OF CONTENTS



    HISTORY AND DESCRIPTION OF THE FUND                                    3

    INVESTMENT OBJECTIVES AND POLICIES                                     3

    MANAGEMENT OF THE FUND                                                 4

    CONTROL PERSONS & PRINCIPAL HOLDERS OF SECURITIES                      6

    INVESTMENT ADVISORY AND OTHER SERVICES                                 6

    BROKERAGE ALLOCATION                                                   6

    CAPITAL STOCK AND OTHER SECURITIES                                     7

    PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED           8

    PURCHASE                                                               8

    REDEMPTION                                                             8

    PRICING                                                                9

    SALES TO AFFILIATES                                                    9

    CODE OF ETHICS                                                         9

    RIGHT OF ACCUMULATION                                                 10

    LETTER OF INTENTION                                                   10

    TAX STATUS                                                            10

    PROXY VOTING POLICIES                                                 11

    UNDERWRITERS                                                          12

    FINANCIAL STATEMENTS                                                  12

    APPENDIX A: PROXY AND CORPORATE ACTION VOTING POLICIES AND PROCEDURES 13

    OTHER INFORMATION                                                    C-1

HISTORY AND DESCRIPTION OF THE FUND

The Fund, which is a diversified open-end management investment company, was organized on July 17, 1951 as a Virginia corporation.

INVESTMENT OBJECTIVES AND POLICIES

It is the policy of the Fund to remain substantially fully invested in common stock. However, except when, in the judgment of the management, there appears to be the danger of an important stock market decline management may invest in short-term United States Treasury obligations, not to exceed ninety-one (91) days in maturity, or corporate bonds. Pursuant to provisions of the Fund's Articles of Incorporation, management is required to have a minimum of 50% of the Fund's total assets invested at all times in common stocks.

Investors should refer to the nine restrictions on investments that the Fund may make that are listed in the Prospectus under the heading "Investment Policies and Restrictions." These restrictions are also included in the Fund's Articles of Incorporation, and, among other things, address limitations on the Fund's ability to concentrate its investments to a particular industry or group of industries, to write put and call options and engage in other margin transactions, as well as other restrictions that cannot be changed without a shareholder vote amending the Fund's Articles of Incorporation.

The Board of Directors of the Fund has also established a restriction that no more than 50% of the Fund's portfolio can be optioned at any one time. This restriction can be changed at any time by the Board. In addition, the Fund does not:

       *   Issue senior securities.

        * Participate in the underwriting of securities of other issues or otherwise issue securities.

        *  Purchase real estate.

      * Make loans to any person (purchases of a portion of an issue of publicly distributed debt securities is not considered the making of a loan).

       * Purchase or sell commodities or commodity contracts.

       * Invest in any other investment company.

       * Concentrate more than twenty-five percent (25%) of the value of the Fund's portfolio in any one industry.

       * Invest in companies for the purpose of exercising control of management.

       * Borrow more than one-third of its total assets (including the amount borrowed) taken at market or other fair value less liabilities.

Investment borrowings will be made from banks only. Any gains made with the additional borrowed money in excess of interest will cause net asset value to rise faster than it would otherwise. If the performance of the additional securities purchased fails to cover the cost, including interest paid on money borrowed, the net asset value will decrease faster than normal.

This is called leverage. If, due to market fluctuations or other reasons, the value of the Fund's assets falls below the coverage requirement of the statute, the Fund, within 3 business days, will reduce its bank debt to the extent necessary. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so. Also, the Fund may not directly or indirectly pledge its assets, except that, subject to any applicable limitations under rules promulgated by the Federal Reserve Board, the Fund may pledge up to 15% of its gross assets, taken at cost, to secure borrowings made within the foregoing limitation and for temporary or emergency purposes, which do not exceed 5% of the gross assets of the Fund, taken at the lesser of cost or market or other fair value. The Fund does not intend to borrow money during this fiscal year.

The investment policies described above cannot be changed without a vote of two-thirds ( 2/3) of the total outstanding stock of the Fund.

                             MANAGEMENT OF THE FUND

                 Term of
                 Office and        Principal Other
                 Position(s) Held With Length of Occupation(s) During
Directorships Name & Address the Fund Time Served Past 5 Years Held by Director
--------------   ---------------------       -----------
---------------------              ----------------
Directors Who Are
Not Interested
Persons of the
Fund

Frank M. Rawls, 1                  Director  1994 to           Attorney at Law,
None
P.O. Box 1458                      Present   Ferguson, Rawls &
Suffolk, VA  23439                                             Raines, P.C.
Age 51

William B. Ballard                 Director  1976 to           Investments
None
P.O. Box 1458                      Present
Suffolk, VA 23439
Age 75

E. Grier Ferguson, 1 Director 1992 to Attorney at Law, None 332 W. Constance Road Present Ferguson, Rawls & Suffolk, VA 23434 Raines, P.C.
Age 51


Directors Who Are Interested
Persons of the Fund

James F. Hope, 1,2                 President &                 1954 to
Retired          None
704 Jones Street Director          Present
Suffolk, VA 23434
Age 86

Cabell B.
 Birdsong, 1,3   Secretary &       1988 to   President of InvestorsNone
                 Treasurer,        Present   Security Company, Inc.
805 W. Riverview Drive
Suffolk, VA 23434
Age 68

Peter D.
  Pruden, III, 4 Director          1979      Executive Vice President
826 E. Riverview Dr.               Vice-President                  and
Consultant,
Suffolk, VA  23434                                             Smithfield
Companies,
Age 58                                       until July 2001.
                                             Retired July 2001- present.

----------
1  Investment Committee Members

2  Mr. Hope is an officer of the Fund.

3 Mr. Birdsong is the President and primary stockholder of the Fund's manager, as well as an officer of the Fund.

4  Mr.Pruden is an officer of the Fund.

The Board of Directors has the responsibility to manage the Fund and ensure that the Fund's investment policies are properly implemented by the Fund's manager, and to perform the other responsibilities of directors under Virginia law.

Messrs. Hope, Rawls, Birdsong and Ferguson serve on the investment committee of the Board of Directors, which meets monthly to evaluate option transactions, and which held 12 meetings during the fiscal year ending August 31, 2003.




                                   Dollar Range of Equity
                 Name of Director  Securities in the Fund
                 -------------------         ------------------------------
                 James F. Hope     Over $100,000
                 Frank M. Rawls    $1--$10,000
                 Cabell B. Birdsong          $50,000--$100,000
                 Peter D. Pruden, III        $10,001--$50,000
                 William B. Ballard          $1--$10,000
                 E. Grier Ferguson $1--$10,000

Directors are paid at $150.00 for each meeting they attend. Total directors' fees were $7,700 for the year. During the registrant's last fiscal year, no director and/or officer received remuneration in excess of $60,000.00 for services in all capacities. The following table describes the total compensation received by the directors from the Fund during the year ended August 31, 2003. This compensation consists solely of the director's meeting fees paid to the directors.
                                   Pension or
                                   Retirement
                    Aggregate  Benefits Accrued       Estimated Annual  Total
                    Compensation As Part of the       Benefits Upon
Compensation
Name and Position   From Fund  Fund's Expenses        Retirement   From Fund
------------------ ------------  -----------------    ----------------
--------------
James F. Hope       $3,000       Not Applicable       Not Applicable
$3,000
Director and President

Frank M. Rawls      $900         Not Applicable       Not Applicable
$900
Director

Cabell B. Birdsong  $0           Not Applicable       Not Applicable
$0
Director, Secretary
  and Treasurer

Peter D. Pruden, III             $1,650     Not Applicable  Not Applicable
$1,650
Director and Vice
  President

William B. Ballard  $1,800       Not Applicable       Not Applicable
$1,800
Director

E. Grier Ferguson $1,350 Not Applicable Not Applicable $1,350 Director


CONTROL PERSONS & PRINCIPAL HOLDERS OF SECURITIES

      The Fund does not know any person who owns more than five percent (5%) of any class of the Fund's equity securities.

INVESTMENT ADVISORY AND OTHER SERVICES

The Investment Advisor is Investors Security Co., Inc. Cabell B. Birdsong is President. Mr. Birdsong is the Secretary and Treasurer of the Fund and thus is an affiliated person. He also owns 99% of the investment advisory company. The investment advisory agreement calls for an annual management fee of 1/2 of 1 percent. The fee is computed daily and is paid monthly. The investment advisor received for services as manager and investment advisor the sums of $40,173, $35,887 and $25,912 for the years 2001, 2002 and 2003 respectively.
There is no expense limitation.

The investment advisor provides the following services to the Fund: occupancy and office rental; clerical and bookkeeping; determination of offering and redemption prices; trading department; prospectus preparation and printing.

The investment advisor does not provide accounting services of independent auditors, services of outside counsel, registration and filing fees, stationary supplies and printing, salaries and compensation of the Fund's non-interested directors, salaries and compensation of the Fund's officers who are not directors, and reports to shareholders.

The Fund has a plan of distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were incurred within the last 12 months and accrued while the plan is in effect. Expenditures by the Fund under the plan may not exceed 0.25% of its average net asset annually (all of which may be for service fees). During the year ended August 31, 2003 all of the payments made pursuant to the 12b-1 Plan, amounting to $5,001, were for service fees.

Investment advice is received from Merrill Lynch, Morgan Stanley Dean Witter, First Union Securities, and UBS Financial Services. Reports as to the market and specific recommendations are provided to the investment advisor and are paid for through brokerage commissions. Such information is helpful. However, the final determination of what stock to buy and sell is made only by the investment advisor and the Fund's investment committee.

BROKERAGE ALLOCATION

It is the primary consideration of the Fund to obtain the best price on its portfolio actions. However, subject to this policy, it is the intent of the Fund's investment advisor, Investors Security Co., Inc., to direct portfolio securities transactions to broker-dealers who are furnishing to the investment advisor statistical or research information. The investment advisor obtains this information through research reports provided by broker-dealers, and through periodic telephone conversations with broker-dealer representatives that provide the investment advisor with information of the type contained in the research reports, such as the target prices established in those reports. In addition, broker-dealers periodically contact the investment advisor to advise the investment advisor of significant developments with respect to securities covered by those broker-dealers, particularly if the broker-dealer is aware that those securities are maintained in the Fund's portfolio.

The total dollar amount of brokerage fees paid by the Fund on purchase and sale of the Fund's portfolio securities for the latest fiscal year was $20,200. Of this amount 38% was placed in consideration for research or other services.

The investment advisor, Investors Security Co., Inc., is authorized by the Fund to use its own discretion in allocating brokerage business to broker-dealer firms furnishing statistical and research information. Investors Security Co., Inc., acting as broker, received $12,654, $35,091, and $63,200 for brokerage commissions from portfolio transactions for the years ended August 31, 2003, 2002, and 2001, respectively. The Fund's Board of Directors believes that the commissions paid to Investors Security Co., Inc. represent commissions that are fair compared to the commissions, fees and other remuneration received by other broker-dealers in connection with comparable securities being traded on a securities exchange during a comparable period of time.

The Board of Directors authorized the investment advisor to use its own discretion in allocating brokerage business.

The investment advisor discounts its commission 50% on all orders, whereas other non-affiliated broker-dealer discount their commission 35%. The investment advisor confirms the commission rates charged by and the discounts being provided by these broker-dealers by obtaining schedules from the dealers, and the commission rates upon which the investment advisor bases its own discounts are comparable to the pre-discounted rates being charged by the other broker-dealers. All securities orders effected by the investment advisor are presented quarterly to the Board of Directors for their information and approval.

Brokers are selected to effect security transactions for the Fund by their ability to handle the transaction and their investment advice.

The Fund's investment advisor has no way of determining the approximate value of the services of the broker-dealers that provide statistical and research information. While the information may be useful, it does not materially affect or reduce expenses.

It is the intention of the Fund to allocate brokerage in the future in the same manner that it has in the past. The Fund will attempt to get the best price execution.

Brokerage fees for the last three years were:

2001--$107,569; 2002--$58,857; 2003--$20,200.

                       CAPITAL STOCK AND OTHER SECURITIES

The Fund has only one class of stock, common stock. Each share is entitled to one vote and when issued and paid for in accordance with the terms of the offering will be fully paid and non-assessable.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

Purchase--Investors Security Co., Inc. is the distributor of the Fund. Shares may be purchased at the offering price, which is the net asset value plus a sales charge, through broker-dealers who have sales agreements with the distributor or through the distributor. Initial purchases must be $25.00 or more. Subsequent purchases must be in the amount of $25.00 or more. The offering price is computed at the close of business on the New York Stock Exchange on each day it is open. Such price applies to all purchase orders other than for investment plans received from authorized securities dealers by the distributor that day, provided that orders received after the close of the New York Stock Exchange will receive the closing price only if such orders were received by the securities dealers from the customers prior to such close. Purchase orders received on other than a regular business day will be executed on the next succeeding regular business day.

Redemption--Fund stock certificates which are presented in proper form to PFPC Global Fund Services, 760 Moore Road, King of Prussia, PA 19406-0903, will be redeemed for cash.

Stock certificates held other than in a broker's name must be signed and stockholders signatures must be guaranteed by a bank, a member of a national securities firm or by Investors Security Co., Inc. Stockholders who wish to redeem shares that are held by the custodian need only inform the transfer agent by letter. The redemption price will be the net asset value determined as of the close of New York Stock Exchange on the day of the tender for shares tendered prior to 4:00 P.M. New York time and on any other day in which there is a sufficient degree of trading in the investment company's portfolio securities that the current net asset value of the investment company's redeemable securities might be materially effected by changes in the value of the portfolio securities. Payment of the redemption price must be made within seven (7) days from the date of tender. The redemption price may be more or less than the original purchase price, depending upon the net asset value of the shares determined in the manner set forth below.

If a shareholder uses the services of a broker-dealer, there may be a charge to the shareholder for such services.

The fund will not suspend the right of redemption or postpone the date of payment or satisfaction upon redemption of any redeemable security in accordance with its terms for more than seven (7) days after the tender of such security to the company or its agent for that purpose for the redemption except:

      1.for any period (A) during which the New York Stock Exchange is closed other than customary weekend and holiday closing or (B)during which trading on the New York Stock Exchange is restricted;

      2.for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable for the Fund to determine fairly the value of its net assets; or

       3. for such other periods as the Securities and Exchange Commission may by order permit for the protection of security holders of the Fund.

Fund certificates may be presented for redemption at the offices of the Fund's management. Whenever sufficient cash funds are not available to redeem presented certificates, a portion of the Fund's assets may be hypothecated as security for a short-term loan in order to provide sufficient cash to fully redeem presented stock certificates.

Pricing--In determining asset value, securities are valued at the last sale price for securities traded on the New York Stock Exchange or the American Stock Exchange. Where such a sale is lacking, and in the case of all other securities not so traded, the mean of the last bid price is taken. With respect to all assets on which no bid is obtainable, value is determined in good faith by the Board of Directors. From the total value of assets, which includes accrued dividends and interest, there are deducted all actual and accrued liabilities. The amount of net assets remaining is then divided by the number of shares outstanding to obtain the net asset value per share. After applying the selling commission and adjusting any fraction to the next higher cent, the result is the public offering price.

The Fund reserves the right at any time to make computations of offering prices at other times, or to suspend offerings entirely.

SALES TO AFFILIATES

Officers, directors, and bona fide full-time employees of the Fund do not pay a sales charge. The manager of the Fund and certain retirement plans established for employees of affiliated companies also do not pay a sales charge. Each of these purchasers must give written assurance that the purchase is for investment purposes only and that the Fund's shares will not be resold to others for profit. These shares may only be redeemed through the Fund. The Fund does not impose these charges because it does not believe it incurs any material marketing expenses in connection with sales to affiliates.

CODES OF ETHICS

The Fund has adopted a code of ethics under Rule 17j-1 of the Investment Company Act of 1940. This code permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund, but only after the Fund has completed its transactions in those securities. The code requires each person covered by the code to file quarterly reports of all purchases and sale transactions in their personal accounts. The code also governs certain other behavior by the executive officers of the Fund.

The investment advisor has also adopted a code of ethics containing procedures consistent with the code of ethics adopted by the Fund. The investment advisor's code requires that representatives of the investment advisor who are employed in the office of the investment advisor where all Fund activities are conducted not invest in securities which are held by the Fund until after the Fund has completed its transactions in those securities. The code also requires each employee of the investment advisor covered by the code to file quarterly reports of all purchase and sale transactions in their personal accounts, whether or not maintained by the investment advisor.

Copies of the codes of ethics are on file with, and can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. In addition, the codes of ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

RIGHT OF ACCUMULATION

The graduated sales charges listed above may be applied to any subsequent purchases of shares of the Fund when the investor has after any purchase, an aggregate investment of $100,000 or more in shares of the Fund. If, for example, the investor has previously purchased or acquired and still holds Fund shares with a cost or current value at offering price of $90,000 on which he paid a charge of 4.00% of public offering price and subsequently purchased $10,000 of additional Fund shares, the charge applicable to the $10,000 purchase would be 3.5% of the public offering price. The investor qualifies for the selling commission applicable on orders of $100,000 to $250,000. The Fund must be promptly notified of each sale which entitles a shareholder to a reduced sales charge.

LETTER OF INTENTION

Reduced sales charges are applicable to purchase aggregating $100,000 or more of the shares of the Fund or any other investment company with a sales charge for which the Distributor acts as the distributor made within a thirteen-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's Transfer Agent. The Letter of Intention is not a binding obligation to purchase any amount of shares, however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90 day period. The value of shares of the Fund and of other investment companies with a sales charge for which the Distributor acts as the distributor presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter, will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intention (minimum of $100,000), the investor will be notified and must pay, within 20 days of expiration of such Letter, the difference between the sales charge on the shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Shares equal to five percent of the intended amount will be held in escrow during the thirteen month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be five percent of the dollar amount of such letter. If during the term of such Letter, a purchase brings the total amount invested to an amount equal to or in excess of the amount indicated in the Letter, the purchaser will be entitled on that purchase and subsequent purchases to the reduced percentage sales charge which would be applicable to a single purchase equal to the total dollar value of the shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter.

TAX STATUS

The Fund's Articles of Incorporation provide that dividends shall be paid from "net income" on or about January 15, May 1, August 1, and November 1 of each year to Fund stockholders of record. The amount of such dividends shall be set by the Board of Directors, provided that the Fund distributes each year approximately the amount of the "net income" received during the year. The dividend may be eligible for the tax dividend exclusion available to corporations. For the year August 31, 2003 the ordinary income distribution qualified for the exclusion.

"Net Income" means the amount of "income" remaining after deductions of management expenses, auditing and legal expenses, and taxes (if any). In addition, the Fund may make distributions from any assets legally available, exclusive of unrealized appreciation of assets.

The Fund has qualified as a regulated investment company for the latest fiscal year and meets the diversification of assets and source of income requirements (prescribed by the Internal Revenue Code) and is accorded conduit or "pass through" treatment when at least 90% of its taxable income exclusive of net long-term capital gains, is distributed to shareholders. The Fund will be taxed only on the portion of such income which it retains. In prior years, it has been the policy of the Fund to distribute to shareholders 100% of all taxable income. It is the present intention of the Fund to pay 100% of its taxable income to shareholders during the current year. The term "regulated investment company" does not involve supervision of management or investment practices or policies.

Shareholders receiving a distribution of such income from the Fund shall treat such dividend payments as ordinary income in computation of gross income for tax purposes.

The Fund also follows the policy of distributing to the shareholders 100% of all net long-term capital gain over its short-term capital loss, it any, except when the Fund has capital loss carry-overs. The Tax Reform Act of 1976 permits a capital loss carryover for a period of up to eight years. Such capital gains distributed are not taxable to the Fund, but are taxable to the shareholders as a long-term gain. It is the policy of the Fund not to distribute capital gains when there is a capital loss carry forward. Shareholders receive long-term gain treatment on such distributions regardless of the length of time the shareholder has held the stock of the Fund. Advice as to the tax status of each year's dividend and distribution will be made annually and sent by mail to the shareholders.

PROXY VOTING POLICIES

The Fund is required to disclose information concerning its proxy voting policies and procedures to shareholders. The Board of Directors has delegated to the manager responsibility for decisions regarding proxy voting for securities held by the Fund. The manager will vote such proxies in accordance with the Fund's proxy policies and procedures, which have been approved by the Board of Directors, and which are found in Appendix A. Any material changes to the proxy policies and procedures will be submitted to the Board of Directors for approval. Beginning with the twelve month period ending June 30, 2004, information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 of each year will be available (1) without charge, upon request by calling (757) 539-2396 (collect) and (2) on the SEC's website at http://www.sec.gov.

UNDERWRITERS

Investors Security Co., Inc. is the principal underwriter of the Fund.

                Underwriting        Compensation on
Name of Principal    Discounts and        Redemption and Brokerage Other
Underwriter          Commissions          Repurchases         Commissions
Compensation
-----------------   --------------  -----------------    ------------
-----------------
Investors Security
  Co., Inc.          $2,612               $0             $12,654   $0


FINANCIAL STATEMENTS

Audited financial statements for the relevant periods ending August 31, 2003 for the Fund, as contained in the Annual Report to Shareholders of the Fund for the period ended August 31, 2003, are incorporated herein by reference.

                                                                      Appendix A

                       Old Dominion Investors Trust, Inc.

                        Proxy and Corporate Action Voting

                             Policies and Procedures

                                 August 5, 2003


I.    Introduction

      Old Dominion Investors Trust, Inc. (the "Trust") is the beneficial owner of its portfolio securities. Accordingly, the Trust's Board of Directors (the "Board"), acting on behalf of the Trust has the right and the fiduciary obligation to vote proxies relating to the Trust's portfolio securities in a manner consistent with the best interests of the Trust's shareholders. Accordingly, the Board has adopted these Proxy and Corporate Action Voting Policies and Procedures with respect to voting proxies relating to portfolio securities held by the Trust (these "Policies and Procedures").

II.   Policy

      A. Delegation to the Adviser

           1. The policy of the Trust is to delegate the responsibility for voting proxies relating to portfolio securities held by the Trust to Investors Security Company, Inc. (the "Adviser") as a part of the Adviser's general management of the Trust, subject to the board's continuing oversight.

           2. The policy of the Trust is also to adopt the policies and procedures used by the Adviser to vote proxies relating to portfolio securities held by its clients, including the Trust (the "Adviser's Policies and Procedures"), which are attached hereto as Appendix A and are deemed to be a part of these Policies and Procedures.

III.  Fiduciary Duty

      The right to vote proxies with respect to portfolio securities held by the Trust is an asset of the Trust. The Adviser acts as a fiduciary of the Trust and must vote proxies in a manner consistent with the best interest of the Trust and its shareholders.

IV.   Proxy Voting Procedures

      A. Annual Presentation of Proxy Voting Policies to the Board. At least annually, the Adviser shall present to the Board for its review the Adviser's Policies and Procedures. In addition, the Adviser shall notify the Board promptly of material changes to the Adviser's Policies and Procedures.

      B. Annual Presentation of Proxy Voting Record to the Board. At least annually, the Adviser shall provide to the Board a record of each proxy voted with respect to portfolio securities held by the Trust during the year. With respect to those proxies that the Adviser has identified as involving a conflict of interest, the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a "conflict of interest" shall be deemed to occur when the Adviser, the Trust's principal underwriter, or an affiliated person of the Adviser or the principal underwriter has a financial interest in a matter presented by a proxy to be voted on behalf of the Trust, other than the obligation the Adviser incurs as investment adviser to the Trust, which may compromise the Adviser's independence of judgment and action in voting the proxy.

      C. Resolution of Conflicts of Interest. Where a proxy proposal raises a material conflict of interest between the interests of the Adviser, the Trust's principal underwriter, or an affiliated person of the Adviser or the principal underwriter and that of the Trust, the Adviser shall resolve such conflict in the manner described below.

           1. Vote in Accordance with a Predetermined Specific Policy. To the extent that the Adviser's Policies and Procedures include a pre-determined voting policy for various types of proposals and the Adviser has little or no discretion to deviate from such policy with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

           2. Notify and Obtain Consent of the Board. To the extent that the Adviser's Policies and Procedures include a pre-determined voting policy for various proposals and the Adviser has discretion to deviate from such policy, the Adviser shall disclose the conflict to the Board and obtain the Board's consent to the proposed vote prior to voting on such proposal.

                a. Detailed Disclosure to the Board. To enable that the Board to make an informed decision regarding the vote in question, such disclosure to the Board shall include sufficient detail regarding the matter to be voted on and the nature of the conflict. When the Board does not respond to such a conflict disclosure request or denies the request, the Adviser shall abstain from voting the securities held by the relevant Funds.

                b. Use of Independent Third Party. To the extent there is a conflict of interest between the Adviser, the Funds' principal underwriter, or an affiliated person of the Adviser or the principal underwriter and one or more Funds and the Adviser notifies the Board of such conflict, the Board shall vote the proxy in accordance with the recommendation of an independent third party.


V.    Revocation Of Authority to Vote

      The delegation by the Board of the authority to vote proxies relating to portfolio securities held by the Trust may be revoked by the Board, in whole or in part, at any time.


VI.   Annual Filing Of Proxy Voting Record

      The Trust shall file an annual report of each proxy voted with respect to portfolio securities held by the Trust during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

VII.  Proxy Voting Disclosures

       A. The Trust shall include in its Form N-1A registration statement:

           1. A description of these Policies and Procedures and of the Adviser's Policies and Procedures; and

           2. A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities held by the Funds during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust collect at its disclosed telephone number and on the SEC website.

      B. The Trust shall include in its Annual and Semi-Annual Reports to shareholders:

           1. A statement that a description of these Policies and Procedures is available without charge, upon request, by calling the Trust's telephone number collect and on the SEC website.

           2. A statement that information regarding how the Trust voted proxies relating to portfolio securities held by the Trust during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust's telephone number collect and on the SEC website.

                                   APPENDIX A

     PROXY AND CORPORATE ACTION VOTING POLICIES AND PROCEDURES OF INVESTORS
                             SECURITY COMPANY, INC.

                              PROXY VOTING POLICIES

                                       AND

                                   PROCEDURES

                                 August 5, 2003

      Investors Security Company, Inc. ("ISCI") has responsibility for making investment decisions that are in the best interest of its clients. As part of the investment management services it provides to clients, ISCI may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

      As a fiduciary, ISCI believes that it has a duty to manage clients' assets solely in the best interest of the clients and that the ability to vote proxies is a client asset. Accordingly, ISCI has a duty to vote proxies in a manner in which it believes will add value to the client's investment.

      ISCI is regulated by various state and federal laws, such as the Investment Advisers Act of 1940, the Investment Company Act of 1940, and the Employee Retirement Income Security Act of 1974 ("ERISA"). Because there may be different proxy voting standards for ERISA and non-ERISA clients, ISCI's policy is to apply the proxy voting policies and procedures described herein to all of its clients. Any discussion herein which refers to an ERISA or non-ERISA situation is used for reference only.

      ISCI may amend its proxy policies and procedures from time to time without prior notice to its clients.

                                   Background

      ERISA fiduciary standards relating to proxy voting have not been interpreted until more recent times. Due to the large number of mergers and acquisitions in the 1980s and the growing importance of institutional investors in the equity markets, the Department of Labor ("DOL"), which enforces fiduciary standards for ERISA plan sponsors and managers, took the position that the right to vote shares of stock owned by a pension plan is, in itself, an asset of the plan. Thus, the "Wall Street Rule" of "vote with management (or abstain from voting) or sell the stock" was under scrutiny.

      In 1988, the DOL stated, in the "Avon Letter", that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock. Accordingly, where the authority to manage plan assets has been delegated to an investment manager pursuant to ERISA, no person other than the investment manager has authority to vote proxies appurtenant to such plan assets, except to the extent the named fiduciary has reserved to itself the right to direct a plan trustee regarding the voting of proxies.

      In 1990, in the "Monks Letter", the DOL stated that an ERISA violation would occur if the investment manager is explicitly or implicitly assigned the authority to vote proxies appurtenant to certain plan-owned stock and the named fiduciary, trustee or any person other than the investment manager makes the decision on how to vote the same proxies. Thus, according to the DOL, if the investment management contract expressly provides that the investment manager is not required to vote proxies, but does not expressly preclude the investment manager from voting the relevant proxies, the investment manager would have the exclusive fiduciary responsibility for voting the proxies. In contrast, the DOL pointed out that if either the plan document or the investment management contract expressly precludes the investment manager from voting proxies, the responsibility for voting proxies lies exclusively with the trustee.

      In 1994, in its Interpretive Bulletin 94-2 ("94-2"), the DOL reiterated and supplemented the Avon and Monks Letters. In addition, 94-2 extended the principles put forth in the Avon and Monks Letters to voting of proxies on shares of foreign corporations. However, the DOL recognized that the cost of exercising a vote on a particular proxy proposal could exceed any benefit that the plan could expect to gain in voting on the proposal. Therefore, the plan fiduciary had to weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interest of the plan's participants and beneficiaries.

      In January 2003, the Securities and Exchange Commission ("SEC") adopted regulations regarding Proxy Voting by investment advisers (SEC Release No. IA-2106). These regulations required investment advisers to (1) adopt written proxy voting policies and procedures which describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting and which also addresses how the adviser resolves those conflicts in the bet interest of clients; (2) disclose to clients how they can obtain information from the adviser on how the adviser voted the proxies; and
(3) describe to clients its proxy voting policies and procedure to clients and, upon request, furnish a copy of them to clients.

                               Proxy Voting Policy

      Consistent with the fiduciary standards discussed above, ISCI will vote proxies unless either the named fiduciary (e.g., the plan sponsor) retains in writing the right to direct the plan trustee or a third party to vote proxies or ISCI determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith (i.e., foreign proxies). In voting such proxies, ISCI will act prudently, taking into consideration those factors that may affect the value of the security and will vote such proxies in a manner in which, in its opinion, is in the best interests of clients.

                                 Proxy Committee

      The ISCI Proxy Committee will establish guidelines and procedures for voting proxies and will periodically review records on how proxies were voted.

      The Proxy Committee will consist of ISCI's president and anyone that he may appoint to assist him.

                                  Proxy Manager

      The Proxy Committee will appoint a Proxy Manager to analyze proxies, act as a liaison to the Proxy Committee and manage the proxy voting process, which process includes the voting of proxies and the maintenance of appropriate records. Cabell B. Birdsong is the designated Proxy Manager.

      The Proxy Manager will exercise discretion to vote proxies within the guidelines established by the Proxy Committee. The Proxy Manager will consult with the Proxy Committee in determining how to vote proxies for issues not specifically covered by the proxy voting guidelines adopted by the Proxy Committee or in situations where the Proxy Manager or members of the Committee determine that consultation is prudent.

                              Conflicts Of Interest

      In effecting our policy of voting proxies in the best interests of our clients, there may be occasions where the voting of such proxies may present an actual or perceived conflict of interest between ISCI, as the investment manager, and clients.

      Some of these potential conflicts of interest situations include, but are not limited to, (1) where ISCI (or an affiliate) manage assets, administer employee benefit plans, or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favor of the management of such a company may harm our (or an affiliate's) relationship with the company; (2) where ISCI (or an affiliate) may have a business relationship, not with the company, but with a proponent of a proxy proposal and where ISCI (or an affiliate) may manage assets for the proponent; or (3) where ISCI (or an affiliate) or any member of the Proxy Committee may have personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or where ISCI (or an affiliate) or any member of the Proxy Committee may have a personal interest in the outcome of a particular matter before shareholders.

      In order to avoid even the appearance of impropriety, in the event that ISCI (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where we have invested clients' funds in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best interest of all of our clients.

      In addition, members of the Proxy Committee must notify ISCI's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within ISCI or by an affiliated company's representatives with regard to how ISCI should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the ISCI Board. In the event that it is determined that improper influence was made, the ISCI Board will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where the clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best interest of clients.

      Furthermore, members of the Proxy Committee must advise ISCI's Chief Compliance Officer and fellow Committee members of any actual or potential conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how ISCI should vote such proxy.

                             Proxy Voting Procedures


The Proxy Manager will:

      *    Vote proxies;

      * Take reasonable steps to reconcile proxies received by ISCI and/or a third-party Proxy Agent who administers the vote with shares held in the accounts;

      * Document the vote and rationale for each proxy voted (routine matters are considered to be documented if a proxy is voted in accordance with the Proxy Voting Guidelines established by the Proxy Committee);

       * If requested, provide to clients a report of the proxies voted on their behalf.


The Proxy Committee has adopted the following guidelines in voting proxies:

I.    Corporate Governance

      ISCI will evaluate each proposal separately. However, ISCI will generally vote FOR a management sponsored proposal unless it believes that adoption of the proposal may have a negative impact on the economic interests of shareholders.

ISCI will generally vote FOR

           Annual election of directors

           Appointment of auditors

           Indemnification of management or directors or both against negligent or unreasonable action

           Confidentiality of voting

           Equal access to proxy statements

           Cumulative voting

           Declassification of Boards

           Majority of Independent Directors


ISCI will generally vote AGAINST

           Removal of directors from office only for cause or by a super-majority vote

           "Sweeteners" to attract support for proposals

           Unequal voting rights proposals ("superstock")

           Staggered or classified election of directors

           Limitation of shareholder rights to remove directors, amend by-laws, call special meetings, nominate directors, or other actions to limit or abolish shareholder rights to act independently such as acting by written consent

           Proposals to vote unmarked proxies in favor of management

           Proposals to eliminate existing pre-emptive rights


II.   Takeover Defense and Related Actions

      ISCI will evaluate each proposal separately. Generally, ISCI will vote FOR a management sponsored anti-takeover proposal which (1) enhances management's bargaining position and (2) when combined with other anti-takeover provisions, including state takeover laws, does not discourage serious offers. ISCI believes that generally four or more anti-takeover measures, which can only be repealed by a super-majority vote, are considered sufficient to discourage serious offers and therefore should be voted AGAINST.

      ISCI will generally vote FOR

           Fair price provisions

           Certain increases in authorized shares and/or creation of new classes of common or preferred stock

           Proposals to eliminate greenmail provisions

           Proposals to eliminate poison pill provisions

           Proposals to re-evaluate or eliminate in-place "shark repellents"

ISCI will generally vote AGAINST

           Proposals authorizing the company's board of directors to adopt, amend or repeal by-laws without shareholders' approval

           Proposals authorizing the company's management or board of directors to buy back shares at premium prices without shareholders' approval


III.  Compensation Plans

      ISCI will evaluate each proposal separately. ISCI believes that in order for companies to recruit, promote and retain competent personnel, companies must provide appropriate and competitive compensation plans. ISCI will generally vote FOR management sponsored compensation plans, which are reasonable, industry competitive and not unduly burdensome to the company in order for the company to recruit, promote and retain competent personnel.

      ISCI will generally vote FOR

           Stock option plans and/or stock appreciation right plans

           Profit incentive plans provided the option is priced at 100% fair market value

           Extension of stock option grants to non-employee directors in lieu of their cash compensation provided the option is priced at or about the then fair market value

           Profit sharing, thrift or similar savings plans

      ISCI will generally vote AGAINST

           Stock option plans that permit issuance of loans to management or selected employees with authority to sell stock purchased by the loan without immediate repayment, or that are overly generous (below market price or with appreciation rights paying the difference between option price and the stock, or permit pyramiding or the directors to lower the purchase price of outstanding options without a simultaneous and proportionate reduction in the number of shares available)

           Incentive plans which become effective in the event of hostile takeovers or mergers (golden and tin parachutes)

           Proposals creating an unusually favorable compensation structure in advance of a sale of the company

           Proposals that fail to link executive compensation to management performance

           Acceleration of stock options/awards if the majority of the board of directors changes within a two year period

           Grant of stock options to non-employee directors in lieu of their cash compensation at a price below 100% fair market value

           Adoption of a stock purchase plan at less than 85% of fair market value

IV. Capital Structure, Classes of Stock and Recapitalization

      ISCI will evaluate each proposal separately. ISCI recognizes that from time to time companies must reorganize their capital structure in order to avail themselves of access to the capital markets and in order to restructure their financial position in order to raise capital and to be better capitalized. Generally, ISCI will vote FOR such management sponsored reorganization proposals if such proposals will help the company gain better access to the capital markets and to attain a better financial position. ISCI will generally vote AGAINST such proposals that appear to entrench management and do not provide shareholders with economic value.

      ISCI will generally vote FOR

           Proposals to reincorporate or reorganize into a holding company

           Authorization of additional common or preferred shares to accommodate a stock split or other business purposes not related to anti-takeover measures as long as the increase is not excessive and a valid need has been proven

      ISCI will generally vote AGAINST

           Proposals designed to discourage mergers and acquisitions in advance

           Proposals to change state of incorporation to a state less favorable to shareholders' interests

           Reincorporating in another state to implement anti-takeover measures

V.    Social Responsibility

           ISCI will evaluate each proposal separately. ISCI believes that a corporation, if it is in a solid financial position and can afford to do so, has an obligation to return certain largesse to the communities in which it operates. ISCI believes that the primary mission of a company is to be profitable. However, where a company has proven that it is able to sustain a level of profitability and the market price of the company's shares reflect an appropriate economic value for such shares, ISCI will generally vote FOR certain social responsibility initiatives. ISCI will generally vote AGAINST proposed social responsibility initiatives if it believes that the company already has adequate policies and procedures in place and it should focus its efforts on enhancing shareholder value where the assets and resources involved could be put to better use in obtaining profits.

           ISCI will generally vote FOR

                International Labor Organization Principles

                Resolutions seeking Basic Labor Protections and Equal Employment Opportunity

                Expanding EEO/Social Responsibility Reporting

                Record Keeping

The Proxy Manager will take necessary steps to retain proxy voting records for the period of time as required by regulations.

                                                           Exhibit No. 16(17)(f)
--------------------------------------------------------------------------------
REPORT TO SHAREHOLDERS

To the Shareholders

The Annual Report of The Old Dominion Investors' Trust, Inc. covers the 12-month period of our year from September 1, 2002 through August 31, 2003. Management continued to purchase good quality blue chip stocks listed on the New York Stock Exchange. All securities that are purchased for the Fund must have paid continuous dividends for at least 10 years.

We focus on buying and adding stocks of companies with dividends and good prospects for improving earnings. Recently, tax legislation was passed to set a maximum tax on dividends of 15%. We believe we could begin to see greater importance attached to cash dividends.

The Fund, through August 31, 2003, realized $102,551 from expired put and call options ($.29 per share). This income, net of expenses, is distributed to stockholders in the form of cash distributions. We will continue to sell options on portfolio securities as market conditions warrant. Management believes this is a good strategy to achieve above average income. Otherwise, high yields are just not to be found in many stocks.

The Fund will continue to seek out attractive investments that sell at reasonable prices in relation to earnings.

Sincerely yours,

Cabell B. Birdsong

President, Investors Security Company, Inc.

Investment Advisor and Manager

James F. Hope

President, Old Dominion Investors' Trust, Inc.

October 15, 2003

                                        1

--------------------------------------------------------------------------------

Comparison of the Change in a $10,000 Investment in Old Dominion Investors'
         Trust and the Standard & Poors 500 Index as of August 31, 2003 Average Annual Returns for the periods ended August 31, 2003*


                     1 Year         5 Year          10 Year
                     ------    ------          -------
                     -0.09%         -2.02%          5.07%


*Average annual return for the Fund assumes the purchase of shares at the maximum offering price and the deduction of all fees and expenses

Value at August 31,  1993    1994    1995    1996 1997   1998 1999 2000 2001
2002  2003
-------------------  -----   -----   ----    ----   ----   ----    ---- ----
----  ---- ----
Old Dominion
Investors' Trust     $9,602  $10,170$12,009 $13,728 $17,495   $17,422
$21,231    $19,509$18,600 $15,535 $16,392

Standard & Poors
500 Index       $10,000$10,547 $12,810 $15,207 $21,386$23,117 $32,324
$37,599    $28,429$23,313 $26,127

Performance and data represent past performance. Investment return and principal value of an investment in the Fund will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost.

                                        2





--------------------------------------------------------------------------------
OLD DOMINION INVESTORS' TRUST, INC.

PORTFOLIO OF INVESTMENTS
August 31, 2003

Shares                                           Value
------     COMMON STOCKS: 95.0%                -----------

           Aerospace/Defense: 1.9%
1,300      United Technologies Corp............$104,325
                                               -----------

           Chemicals: 1.3%
2,000      Dow Chemical Co..................... 69,060
                                               -----------

           Communications: 7.1%
1,510      AT&T Corp........................... 33,673
2,429      AT&T Wireless Services, Inc.*....... 20,938
6,900      Motorola, Inc....................... 74,037
2,500      Nortel Networks Corp.*..............  8,125
3,400      SBC Communications, Inc............. 76,466
1,700      Tyco International Ltd.............. 34,986
4,000      Verizon Communications Inc..........141,280
                                               -----------
                                               389,505
                                               -----------
           Computers: 4.1%
3,500      Hewlett-Packard Co.................. 69,720
1,900      Intl Business Machines Corp.........155,819
                                               -----------
                                               225,539
                                               -----------

           Consumer Goods and Services: 13.6%
1,339      Del Monte Foods*.................... 12,024
4,300      General Electric Co.................127,151
3,000      H.J. Heinz Co....................... 97,080
  500      Johnson & Johnson................... 24,790
1,600      Kimberly-Clark Corp................. 81,776
4,000      Masco Corp.......................... 99,160
5,000      McDonalds Corp......................112,100
3,298      MeadWestvaco Corp................... 83,604
2,500      Pepsico, Inc........................111,350
                                               -----------
                                               749,035
                                               -----------

           Energy Products: 10.1%
1,200      Dominion Resources, Inc............. 72,696
4,100      Duke Energy Corp.................... 70,028
4,000      El Paso Corp........................ 29,360
4,700      Enron Corp.*........................    247
2,984      Exxon Mobil Corp....................112,497
2,500      Royal Dutch Petroleum Co.--NY Shares       112,175
2,300      Schlumberger Ltd....................113,873
2,000      TXU Corp............................ 44,000
                                               -----------
                                               554,876
                                               -----------

                                        3

--------------------------------------------------------------------------------

OLD DOMINION INVESTORS' TRUST, INC.

PORTFOLIO OF INVESTMENTS
August 31, 2003


Shares                                           Value
------                                         -----------
           Entertainment: 3.7%
3,100      AOL Time Warner, Inc.*..............$50,716
2,442      Comcast Corp.*...................... 72,650
4,000      Walt Disney Co...................... 82,000
                                               -----------
                                               205,366
                                               -----------

           Financial Services: 20.9%
3,000      American Express Company............135,150
  100      Bank of New York Co., Inc...........  2,942
1,000      BB & T Corp......................... 36,520
1,000      Fannie Mae.......................... 64,790
5,000      FleetBoston Financial Corp..........147,950
1,000      Freddie Mac......................... 53,150
6,050      JP Morgan Chase & Co................207,031
6,000      MBNA Corp...........................140,040
3,000      Merrill Lynch & Co., Inc............161,340
3,200      Morgan Stanley......................156,128
1,000      Wachovia Corp....................... 42,150
                                               -----------
                                               1,147,191
                                               -----------
           Industrial Manufacturing: 9.3%
 3,000     Boeing Co...........................112,170
 3,500     E.I. Du Pont De Nemours and Co......156,590
 1,500     Emerson Electric Co................. 83,640
 7,000     Ford Motor Company.................. 80,920
 3,300     Texas Instruments, Inc.............. 78,705
                                               -----------
                                               512,025
                                               -----------

           Insurance: 5.9%
2,550      American International Group, Inc...151,903
1,700      Cigna Corp.......................... 81,056
2,600      St. Paul Companies, Inc............. 90,376
                                               -----------
                                               323,335
                                               -----------

           Pharmaceutical: 4.1%
5,000      Pfizer, Inc.........................149,600
4,900      Schering-Plough Corp................ 74,431
                                               -----------
                                               224,031
                                               -----------
                                        4

--------------------------------------------------------------------------------
OLD DOMINION INVESTORS' TRUST, INC.

PORTFOLIO OF INVESTMENTS
August 31, 2003


Shares                                           Value
------                                         -----------
           Retail: 7.7%
2,100      The Gap, Inc........................$43,869
2,700      Home Depot, Inc..................... 86,832
3,200      Gillette Company....................103,872
3,000      Sears, Roebuck & Co.................132,060
1,000      Wal-Mart Stores, Inc................ 59,170
                                               -----------
                                               425,803
                                               -----------

              Transportation: 5.3%
3,500      Burlington Northern Santa Fe Corp... 99,225
3,600      CSX Corp............................116,208
3,100      Delta Air Lines, Inc................ 39,897
2,000      Norfolk Southern Corp............... 38,080
                                               -----------
                                               293,410
                                               -----------

           Total common stocks (Cost $8,020,369)      5,223,501
                                               -----------


Total Investments in Securities
(Cost $8,020,369)** (Notes 1 and 2)95.0%5,223,501

Cash and Other Assets in Excess of
   Liabilities - Net               5.0% 274,814
                                  ----------------
Total Net Assets                 100.0%$5,498,315
                                  ----------------

*   Non income producing
** Cost for federal income tax purposes is $8,020,369 and net unrealized depreciation consists of:

Gross Unrealized Appreciation $7,929
Gross Unrealized Depreciation(2,804,797)
                          ----------
Net Unrealized Depreciation$(2,796,868)
                          ----------

See notes to financial statements

                                        5

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


OLD DOMINION INVESTORS' TRUST, INC.

SCHEDULE OF OPTION CONTRACTS WRITTEN
August 31, 2003



Number of
Contracts                                 Value
--------   COVERED CALL OPTIONS         -------
15         American Express Co., January $50        $1,313
 5         American International Group,
                Inc., January $70           412
10         BBT Corp., September $35       1,550
 9         Comcast Corp., October $35               135
10         CSX Corp., November $35          475
13         Del Monte Foods, December $10            65
20         Walt Disney Co., January $25             400
12         Dominion Resources, Inc., October $65    180
10         Dow Chemical Co., December $35           1,450
10         E.I. Du Pont De Nemour and Co.,
                January $50                 525
 5         Emerson Electric Co., September $55675
15         Exxon Mobil Corp., January $40           900
 5         Fannie Mae, Sept $75              50
 5         Federal Home Loan Mortgage Corp.,
                October $55                 775
10         The Gap, Inc., January $25               400
15         Gillette Co., December $35               600
16         Gillette Co., September $35              80
25         H.J. Heinz Co., January $40              250
10         The Home Depot, Inc., November $35650
 5         Johnson & Johnson, January $60           175
10         J.P. Morgan Chase & Co., December $35    1,800
20         Masco Corp., January $30         250
15         MBNA Corp., December $25       1,350
15         MBNA Corp., September $25        150
10         Morgan Stanley, January $55              1,450
12         Pepsico, Inc., January $50               540
25         Pfizer, Inc., January $40        250
10         Sears, Roebuck & Co., October $35        9,350
13         United Technologies Corp., November $85  2,080
10         Verizon Communications, Inc., January $40700
10         Wachovia Corp., January $45              1,000
10         Wal-Mart Stores, Inc., January $65850
                                        -------
           Total (premiums received $27,426)
                (Notes 1 and 3)         $30,830
                                        -------

See notes to financial statements

                                        6

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


OLD DOMINION INVESTORS' TRUST, INC.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2003


ASSETS

Investments in securities, at value (identified
  cost $8,020,369) (Notes 1 and 2)   $5,223,501

Cash                                        321,705

Receivable for:

  Securities sold                         1,857
  Dividends and interest                            14,022
Prepaid expenses                         24,500
                                    -----------
Total assets
$5,585,585
-----------

LIABILITIES

Payable for securities purchased        $32,653
Advisory fee accrued                      2,306
Accrued expenses                         21,481
Options written, at value
  (premiums received $27,426) (Note 3)   30,830
                                    -----------
Total liabilities                       $87,270
                                    -----------

NET ASSETS

(Applicable to 350,947 shares of capital stock
  outstanding; 500,000 shares of $12.50 par
  value authorized)                  $5,498,315
                                    -----------

Computation of offering price:

Net asset value and redemption price per
  share ($5,498,315 divided by 350,947 shares) $15.67
                                    -----------

Offering price per share (100/96 of net
  asset value)*                          $16.32
                                    -----------


* On investments of $100,000 or more the offering price is reduced.

Net assets consist of:
           Paid-in-capital           $8,298,587
           Net unrealized depreciation
             of investments and option
             contracts written       (2,800,272)
                                    -----------
                                     $5,498,315
                                    -----------
See notes to financial statements

                                        7

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


OLD DOMINION INVESTORS' TRUST, INC.

STATEMENT OF OPERATIONS
Year ended August 31, 2003

INVESTMENT INCOME

Income Dividends (net of $740 in foreign
  taxes withheld)                      $129,810
                                       --------

Expenses
Investment management fee (Note 4)       25,912
Transfer agent expenses                            55,904
Accounting fees                          22,696
Insurance expense                        21,999
Printing shareholder reports             19,000
Professional fees                        24,802
Directors' fees                           7,600
Registration fees                         5,500
Distribution expenses                               5,000
                                       --------
Total expenses                          188,413
                                       --------

NET INVESTMENT LOSS                     (58,603)
                                      ---------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain on option contracts written102,551 Net realized gain on investments 18,626 Net change in unrealized depreciation of investments and option contracts written140,254

NET GAIN ON INVESTMENTS                             261,431
                                      ---------
NET INCREASE IN NET ASSETS FROM OPERATIONS$202,828
                                      ---------


See notes to financial statements

                                        8

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


OLD DOMINION INVESTORS' TRUST, INC.

STATEMENT OF CHANGES IN NET ASSETS
Years ended August 31,



2003                                     2002
                                      ----------    -----------
OPERATIONS

Net investment loss                     $(58,603)   $(30,316)
Net realized gain on option contracts written102,551 154,131
Net realized gain on investments          18,626     250,280
Net change in unrealized depreciation of
  investments and option contracts written140,254 (1,586,240)
                                      ---------- -----------
Net increase (decrease) in net assets
  resulting from operations              202,828  (1,212,145)

DISTRIBUTIONS TO SHAREHOLDERS

Distributions from net realized gain
  on investments ($0.26 and $0.20 per share,
  respectively)                          (93,005)    (48,087)

CAPITAL SHARE TRANSACTIONS

Net decrease in net assets derived from the
  change in the number of outstanding shares(a)(634,390)(318,228)
                                      ---------- -----------
Total decrease in net assets            (524,567) (1,578,460)
                                      ---------- -----------

NET ASSETS
Beginning of the period                6,022,882   7,601,342
                                      ---------- -----------
End of the period                     $5,498,315  $6,022,882
                                      ---------- -----------

(a) Transactions in capital shares were as follows:


2003                                  2002
                      --------------------------------------
                               Shares   Amount  SharesAmount
                            -------- -----------------------
Shares sold                   17,779 $254,533 $50,442880,001
Shares issued in reinvestment
  of distributions from net
  investment income and realized
  gain on investments and options
  contracts written            5,099   73,462   2,656 39,419
                            -------- -----------------------
                              22,878  327,995  53,098919,420

Shares redeemed              (70,166)(962,385)(71,477)(1,237,648)
                            -------- -----------------------
Net decrease                 (47,288)$(634,390)(18,379)$(318,228)
                            -------- -----------------------

See notes to financial statements

                                        9

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


OLD DOMINION INVESTORS' TRUST, INC.

FINANCIAL HIGHLIGHTS


                                               Years ended August 31,
                                          ------------------------------------
                                    2003     2002    2001    2000  1999
                                    -------  ------  ------- -------------
Per Share Operating Performance
  Net asset value, beginning of period      $15.12 $18.25  $19.40  $23.56
$22.96
  Income (loss) from investment operations
  Net investment income (loss)       (0.17)  (0.08)  0.05    0.10  0.34
  Net realized and unrealized gain (loss)
    on investments                    0.98   (2.93) (0.95)  (1.94) 4.33
                                    -------  ------  ------- -------------
Total from investment operations              0.81  (3.01)  (0.90) (1.84)
4.67
                                    -------  ------  ------- -------------
Less distributions

Distributions from net investment income     --     --       0.05  0.23 0.47

Distributions from net realized gains
  on investments                      0.26    0.12   0.20    2.09  3.60
                                    -------  ------  ------- -------------
Total distributions                   0.26    0.12   0.25    2.32  4.07
                                    -------  ------  ------- -------------
Net asset value, end of period      $15.67  $15.12 $18.25  $19.40  $23.56
                                    -------  ------  ------- -------------
Total Return*                         5.52% -16.48% -4.66%  -8.11%  21.86%

Ratios/Supplemental Data
  Net assets, end of period (in thousands) $5,498  $6,023  $7,601$10,669
$10,669
  Ratio of expenses to average net assets     3.64%  2.44%   1.93%   1.99%
1.07%

Ratio of net investment income to average
  net assets                         -1.13%  -0.42%  0.24%   0.48%   1.47%
Portfolio turnover rate                  9%    47%     81%     50%    87%

* Calculated without deduction of sales load.

See notes to financial statements

                                       10

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


OLD DOMINION INVESTORS' TRUST, INC.

NOTES TO FINANCIAL STATEMENTS
August 31, 2003

(1) SIGNIFICANT ACCOUNTING POLICIES

Old Dominion Investors' Trust, Inc. (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The primary investment objective of the Trust is to seek income with long-term growth of capital being a secondary objective. There can be no assurance that the Trust's objective will be achieved. The Trust's assets are invested in marketable securities whose prices fluctuate.

Therefore, the value of the outstanding shares of the Trust are not fixed, but vary with the daily changes in market value of those securities held in the Trust's portfolio.

The following is a summary of the significant accounting policies followed by the Trust:

Security Valuation

Portfolio securities which are traded on an exchange are valued at the last reported sale price on the date of valuation. If there is no reported sale then the valuation is based upon the mean between the bid and ask prices. Securities for which reliable quotations are not readily available are valued at fair market value as determined in good faith by the Trust's Board of Directors. Short-term investments are valued at cost which when combined with accrued interest equals fair market value.

Federal Income Taxes

The Trust intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Security Transactions and Dividends

As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Option Accounting Principles

When the Trust sells an option, the premium received is recorded as a liability. Each day the option contract liability is valued in accordance with the procedures for security valuations discussed above. When an offsetting option is purchased (closing transaction) or the option contract expires, the Trust realizes a gain or loss and the liability related to such option contract is eliminated. When an option is exercised, the Trust realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premiums originally received.

Use of Estimates

In preparing financial statements in accordance with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reporting period. Actual results could differ from those estimates.

Net Asset Value Per Share

Net asset value per share of the Trust is determined daily as of the close of trading on the New York Stock Exchange by dividing the value of the Trust's net assets by the number of Trust shares outstanding. The redemption price per share is the same as the net asset value per share and shares purchased at the offering price per share include a 4% front-end sales charge.

                                       11

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OLD DOMINION INVESTORS' TRUST, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)
August 31, 2003

(2)    INVESTMENTS

During the year ended August 31, 2003, the cost of purchases and the proceeds from sales of securities, excluding short-term notes, was $436,249 and $1,266,765, respectively.

(3) OPTIONS WRITTEN

A summary of option contracts written by the Trust during the year ended August 31, 2003 is as follows:

                                                Calls               Puts
                                         ------------------ ------------------

                                          Number of  Option  Number of  Option

                                           Options  Premiums  Options
Premiums
                                          --------- -------- ---------
--------

Options outstanding at beginning
  of period                        853$66,236     16  $4,883
Options written                  1,088 77,934      --     --
Options closed                    (135)(13,645)   --      --
Options expired                 (1,326)(93,663)   (6) (2,273)
Options exercised                  (95)(9,436)   (10) (2,610)
                                ------- ------- ------------
Options outstanding at end of period385$27,426    --     $--
                                ------- ------- ------------

As of August 31, 2003, portfolio securities valued at $1,407,225 were subject to covered call options written by the Trust.

(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investors Security Company, Inc. ("Investors Security") provides the Trust with investment management and advisory services pursuant to an investment advisory agreement and contract. Investors Security furnished all investment advice, office space and salaries of personnel needed by the Trust. Additionally, Investors Security has agreed to act as the Trust's registrar and transfer agent and to bear all related costs associated with the registration and transfer of the Trust's shares. As compensation for its services, the Manager is paid a monthly fee which is equal to an annual rate of .50% of the Trust's average net assets.

The Trust has adopted a Plan pursuant to Rule 12B-1 under the 1940 Act (the "Plan"), whereby it may pay up to .25% of average daily net assets to its principal underwriter, Investors Security, for expenses incurred in the distribution of the Trust's shares. Pursuant to this Plan, Investors Security is entitled to reimbursement for payments to securities dealers providing shareholder services. Distribution expenses incurred by the Fund were $5,001 for the year ended August 31, 2003.

Investors Security is a registered securities broker/dealer and serves as the Trust's principal underwriter. For the year ended August 31, 2003, Investors Security received $109.46 in underwriter's concessions and $2,503.61 in commissions as a retail dealer in the Trust's shares.

--------------------------------------------------------------------------------
OLD DOMINION INVESTORS' TRUST, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)
August 31, 2003

Investors Security also received $12,653.61 in brokerage commissions on the execution of certain of the Trust's portfolio transactions.

Certain officers and directors of the Trust are also officers and/or directors of Investors Security.

(5) DISTRIBUTIONS TO SHAREHOLDERS

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

The tax character of dividends and distributions paid during the years ended 2003 and 2002 were as follows:

                                                                            2003
2002
                                    --------   --------
      Distributions paid from
         Net investment income         $--       $--
        Short-term capital gain     82,063    48,087
        Long-term capital gain      10,942        --
                                    --------   --------
      Total distribution           $93,005   $48,087
                                    --------   --------

As of August 31, 2003, the components of distributable earnings on a tax basis were as follows:

      Undistributed ordinary income      $--
      Undistributed capital gain (loss)   --
      Unrealized depreciation     (2,800,272)
                                 -----------
      Distributable earnings     $(2,800,272)
                                 -----------

In accordance with accounting pronouncements, the Trust has recorded a reclassification in the capital account. The reclassification has no impact on the net asset value of the Trust and is generally designed to present undistributed income and realized gains on a tax basis, which is considered to be more informative to the shareholder. As of August 31, 2003, the Trust recorded the following reclassification to increase (decrease) the accounts listed below:


      Undistributed net investment income$58,603
       Accumulated net realized capital gain   (51,611)
      Paid-in-capital               (6,992)
                                   --------

                                       13

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REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of

Old Dominion Investors' Trust, Inc.

Suffolk, Virginia

We have audited the accompanying statement of assets and liabilities of Old Dominion Investors' Trust, Inc., including the portfolio of investments and schedule of option contracts written, as of August 31, 2003, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Old Dominion Investors' Trust, Inc. as of August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

September 25, 2003

                                       14

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


                                      Exhibit No. 16(17)(g)



            OLD DOMINION INVESTORS' TRUST, INC.
              Special Meeting of Shareholders
                 _____________, ___, 2004



The undersigned hereby appoints ____________ and ____________ (the "Proxies"), and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Old Dominion Investors' Trust, Inc. ("Old Dominion") to be held at the offices of ______________on ____________, ___, 2004 and at any adjournment or adjournments thereof (the "Meeting"). The Proxies will cast votes according to the number of shares of Old Dominion which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Combined Proxy Statement/Prospectus dated February __, 2004.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF OLD DOMINION INVESTORS' TRUST, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

OLD DOMINION INVESTORS' TRUST, INC.



Vote on Proposal

1. To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, by and between Old Dominion and The World Funds, Inc. (the "World Funds") which provides for: (a) the transfer of substantially all of the assets and known liabilities of Old Dominion to the New Market Fund, a series of shares of the World Funds, in exchange for Class A Shares of the New Market Fund; (b) the distribution of such Class A Shares of the New Market Fund to the shareholders of Old Dominion in connection with its liquidation; and (c) the dissolution under state law and the de-registration under the Investment Company Act of 1940, as amended of Old Dominion.

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.




--------------------------------------------
      ------------------------------------------
Signature                          Date             Signature (Joint Owners)
      Date

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote "FOR" the proposal.

Please sign exactly as name(s) appear hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.